Filed pursuant to Rule 497(c)
File No. 333-89661

Prospectus

July 15, 2009

Columbia Funds

Class Y Shares	Advised by Columbia Management Advisors, LLC
Columbia Large Cap Value Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

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Prospectus Primer

This prospectus tells you about Columbia Large Cap Value Fund (the Fund), which is one of the equity funds in the Columbia Funds family of mutual funds (Columbia Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

•	investment objective,

•	principal investment strategies and risks,

•	year-by-year performance information,

•	fees and expenses, and

•	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

•	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

•	a description of the Fund’s Class Y shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

•	how to buy, sell and exchange shares of the Fund, and

•	how you will receive your investment proceeds.

The prospectus also includes:

•	information about how federal and certain other taxes may affect your investment,

•	highlights of the Fund’s financial information, and

•	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

•	“FUNDamentals™” sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

•	a “FUNDimensions™” section that is meant to give you a “snapshot” of the Fund’s main attributes, and

•	graphic icons which are defined in the guide below.

Icons Guide

Investment Objective

Principal Investment Strategies

Principal Risks

Performance Information

Fees and Expenses

Other Roles and Relationships of Bank of America and its Affiliates - Certain Conflicts of Interest

For More Information

You can contact Columbia Funds:

•	by mail at Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

•	by telephone at 800.345.6611.

•	by email at serviceinquiries@columbiamanagement.com or online at www.columbiafunds.com.

•	through your financial advisor, who can help you select from among the Columbia Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

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Columbia Management Group, LLC

The Fund is sponsored by Columbia Management Group, LLC (Columbia Management), which is the primary investment division of Bank of America. Columbia Management is located at 100 Federal Street, Boston, MA 02110.

Columbia Management Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). Columbia Management Distributors, Inc. is the Fund’s distributor (the Distributor). Columbia Management Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other Columbia Fund carefully before investing.

FUNDamentals™ and FUNDimensions™ are trademarks of Bank of America.

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Columbia Large Cap Value Fund

FUNDimensionsTM

Columbia Large Cap Value Fund

Investment Objective:	Long-term capital appreciation

Investment Style:	Large Cap Value

Benchmark:	Russell 1000 Value Index

Ticker Symbol:	Class Y: CLCYX

Principal Risks:	Investment strategy risk Market risk Value securities risk Foreign securities risk Real estate investment trusts risk

FUNDamentalsTM

Benchmarks

Benchmarks are indices that provide some guidance in assessing fund performance. A fund does not, however, limit its investments to the securities within its benchmark(s), and a fund’s holdings can differ from those of any particular benchmark or index. Benchmarks are only guideposts for performance.

FUNDamentalsTM

Equity Funds

Equity funds invest primarily in equity securities of companies that have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have higher risk.

Equity funds may be a suitable investment for you if you:

•	have longer-term investment goals,

•	maintain a diversified investment portfolio, and

•	are not looking for a regular stream of income.

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 1000 Value Index at the time of purchase (between $6 million and $341.1 billion as of June 30, 2009), that the Advisor believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of its total assets in foreign securities. The Fund also may invest in real estate investment trusts.

The Advisor combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing the Fund’s portfolio. The Advisor considers, among other factors:

•	businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors.

•

various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The Advisor believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

•	a company’s current operating margins relative to its historic range and future potential.

•

potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

The Advisor may sell a security when the security’s price reaches a target set by the Advisor; if the Advisor believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

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FUNDamentalsTM

Value Investing

Value investing means looking for “undervalued” companies – companies that may be currently out of favor and selling at prices below where the Advisor believes “true” value is and therefore may have potential to increase in value.

FUNDamentalsTM

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

Principal Risks

•

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

•

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

•

Value Securities Risk – Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the Advisor’s future value assessment of that security, or may decline. There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

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•

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

•

Real Estate Investment Trusts Risk – Real estate investment trusts (REITs) are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT and/or by changes in the prospect for earnings and/or cash flow growth of the REIT itself. In addition, certain of the risks associated with general real estate ownership apply to the Fund’s REIT investments, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

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Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

Class Y shares have no operating history. The bar chart below shows you how the performance of the Fund’s Class Z shares(a) has varied from year to year.

*	Year-to-date return as of June 30, 2009: 1.77%.
(a)

Class Y shares have no operating history. The returns shown for all periods are the returns of Class Z shares of the Fund. Class Z shares, which are not offered in this prospectus, would have annual returns substantially similar to those of Class Y shares because they are invested in the same portfolio of securities. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares. If differences in expenses had been reflected, the returns shown would be higher.

Best and Worst Quarterly Returns During this Period

Best:	2nd quarter 2003:	16.53%
Worst:	4th quarter 2008:	-21.95%

FUNDamentalsTM

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

•	management of fund holdings,

•	market conditions,

•	fund expenses, and

•	flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

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Average Annual Total Return as of December 31, 2008

Class Y shares have no operating history. The table below shows the Fund’s Class Z shares’ average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares.

The table compares the Fund’s returns for each period with those of the Russell 1000 Value Index, which measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

	1 year(a)	5 years(a)	10 years(a)
Class Y shares returns before taxes	-37.18%	-1.14%	-0.18%
Class Y shares returns after taxes on distributions	-37.37%	-1.98%	-1.64%
Class Y shares returns after taxes on distributions and sale of Fund shares	-23.81%	-0.73%	-0.35%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)	-36.85%	-0.79%	1.36%

(a)

Class Y shares have no operating history. The returns shown for all periods are the returns of Class Z shares of the Fund. Class Z shares, which are not offered in this prospectus, would have annual returns substantially similar to those of Class Y shares because they are invested in the same portfolio of securities. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares. If differences in expenses had been reflected, the returns shown would be higher.

FUNDamentalsTM

After-Tax Returns

The after-tax returns shown in the table above are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.

Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or IRAs.

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Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Y shares of the Fund can be found in Hypothetical Fees and Expenses.

FUNDamentalsTM

Fund Expenses

In general, there are two kinds of fund expenses:

•	shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

•	annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

•

management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

•

other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

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Shareholder Fees (paid directly from your investment)

Class Y Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)(a)

Class Y Shares
Management fees(b)(c)	0.65%
Distribution and service (Rule 12b-1) fees	0.00%
Other expenses	0.04%
Acquired fund fees and expenses	—
Total annual Fund operating expenses(d)	0.69%

(a)

The expenses shown are based on the expenses of the Fund’s Class Z shares, adjusted to reflect changes in the level of the Fund’s net assets and to reflect the transfer agency fees allocable to Class Y shares.

(b)	Management fees include an investment advisory fee of 0.48% and an administration fee of 0.17%.
(c)

The Advisor has implemented a breakpoint schedule for the Fund’s investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1 billion; 0.43% for assets in excess of $1 billion and up to $6 billion; and 0.41% for assets in excess of $6 billion.

(d)

The Advisor has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.00% of the Fund’s average daily net assets on an annualized basis. The Advisor, in its discretion, may revise or discontinue this arrangement at any time.

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Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in Class Y shares of the Fund for the periods indicated,

•	you reinvest all dividends and distributions in the Fund,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the table above.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class Y Shares	$70	$221	$384	$859

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

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Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the Investment Company Act of 1940 (the 1940 Act).

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Holding Other Kinds of Investments

The Fund may hold investments that aren’t part of its principal investment strategies. These investments are described in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so.

Investing in Columbia Money Market Funds

The Fund may invest uninvested cash and cash collateral received in connection with its securities lending program in shares of the registered or unregistered money market funds advised by the Advisor. The Advisor and its affiliates receive fees from these funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliate). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliate) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of Columbia Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, www.columbiafunds.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

The Fund’s complete portfolio holdings as of a month-end are disclosed approximately 15 calendar days after such month-end.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investments in money market instruments or holdings of cash or cash equivalents. The Fund

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may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

Portfolio Turnover

A mutual fund that replaces, or turns over, more than 100% of its investments in a year is considered to have a high portfolio turnover rate. A high portfolio turnover rate can generate larger distributions of short-term capital gains to shareholders, which for individuals are generally taxable at higher rates than long-term capital gains for federal income tax purposes. A high portfolio turnover rate can also mean higher brokerage and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions will have on its returns. The Fund generally buys securities for capital appreciation, investment income or both. However, the Fund may sell securities regardless of how long they’ve been held. You’ll find the Fund’s historical portfolio turnover rates in the Financial Highlights.

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Management of the Fund

Primary Service Providers

The Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, currently provide key services to the Fund and the other Columbia Funds, including investment advisory, administration, distribution, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of June 30, 2009, the Advisor had assets under management of approximately $310.5 billion. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. In rendering investment advisory services, the Advisor may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of the Advisor. The Advisor may also use the research and other expertise of other affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.48% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s annual report to shareholders for the fiscal year ended February 28, 2009.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

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Portfolio Managers

Information about the Advisor’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Diane L. Sobin, CFA

Co-manager. Service with the Fund since 2001.

Managing Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2001.

Lori J. Ensinger, CFA

Co-manager. Service with the Fund since 2001.

Managing Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2001.

David I. Hoffman

Co-manager. Service with the Fund since 2004.

Managing Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2001.

Noah J. Petrucci, CFA

Co-manager. Service with the Fund since 2002.

Vice President of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2002.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets and is paid monthly, as follows:

Annual Administration Fee,

as a % of Average Daily Net Assets

Columbia Large Cap Value Fund	0.17%

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at One Financial Center, Boston, MA 02111. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The Transfer Agent is located at One Financial Center, Boston, MA 02111, and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. Class Y shares of the Fund pay the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses, subject to certain limitations, paid by the Transfer Agent on the Fund’s behalf.

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Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

•	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

•	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;

•	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options. For example:

•

the Columbia Funds are available as investments in connection with brokerage or other securities products offered by Banc of America Investment Services, Inc. or Merrill Lynch, Pierce, Fenner & Smith Incorporated, both wholly-owned retail broker/dealers of Bank of America;

•

the Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds”; and

•	the Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

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Certain Legal Matters

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the Columbia Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively BAC), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

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About Class Y Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Class Y shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class Y shares offered by this prospectus. Contact your financial advisor or Columbia Funds for more information about the Fund’s share classes and how to choose among them.

Class Y Shares
Eligible Investors and Minimum Initial Investments	Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million. Initially, Class Y shares will be offered only to certain former shareholders of the Funds of Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the Advisor. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for details.

Investment Limits	none

Conversion Features	none

Front-End Sales Charges	none

Contingent Deferred Sales Charges (CDSCs)	none

Maximum Distribution and Service Fees	none

FUNDamentalsTM

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

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Financial Intermediary Compensation

The Distributor and the Advisor make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. The financial arrangements likely will vary for each intermediary.

The Distributor and the Advisor may make payments in larger amounts or on a different basis when dealing with other affiliates of Bank of America. Such increased or otherwise modified payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor, the Transfer Agent and the Advisor may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for shareholder servicing support vary by financial intermediary.

The Distributor and the Advisor may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the Advisor and their affiliates are paid out of the Distributor’s and the Advisor’s own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and the Advisor and their affiliates and the services provided by financial intermediaries in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentalsTM

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	—(Liabilities of the share class)
Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on the Advisor’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another mutual fund. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained an independent fair valuation pricing service to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

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Transaction Rules and Policies

You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day will receive that day’s net asset value per share. Orders received after the end of a business day will receive the next business day’s net asset value per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called a trade date.

FUNDamentalsTM

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 800.422.3737. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during

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periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact Columbia Funds at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Columbia Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Columbia Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. See Buying, Selling and Exchanging Shares – Excessive Trading Practices for more information.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders – The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations – If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental

23

impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices – The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/ dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known.

Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading – Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to

24

trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Opening an Account and Placing Orders

Columbia Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Once you have opened an account, you can buy Class Y shares in a lump sum by check, by dividend diversification, by wire or by electronic funds transfer. Class Y shares are only available to the categories of eligible investors described below.

Eligible Investors and Minimum Initial Investments

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund.

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Initially, Class Y shares will be offered only to certain former shareholders of the Funds of Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the Advisor.

Minimum Additional Investments

There is no minimum additional investment for Class Y shares.

Dividend Diversification

Generally, you may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a Columbia Fund that were not assessed a sales charge at the time of your initial purchase. Call Columbia Funds at 800.345.6611 for details.

Wire Purchases

You may buy Class Y shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class Y shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated net asset value per share.

•	You generally buy Class Y shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Class Y shares sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The

26

Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class Y shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class Y shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated net asset value per share.

•

If you sell your shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, Columbia Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Columbia Fund into which you are exchanging.

Systematic Exchanges

You may buy Class Y shares of the Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling Columbia Funds at 800.345.6611.

The rules described below for making exchanges apply to systematic exchanges.

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Other Exchange Rules You Should Know

•	Exchanges are made at net asset value.

•	You can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund generally apply to exchanges into that Fund.

•	You may make exchanges only into a Columbia Fund that is legally offered and sold in your state of residence.

•	You generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged retirement plan, an exchange for shares of another fund is a taxable event, and you may recognize a gain or loss for tax purposes.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	quarterly
Distributions	quarterly

The Fund may, however, declare and pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing Columbia Funds at the address on the back cover, or by calling us at 800.345.6611. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution of net investment income or net realized capital gain, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution schedule above before you invest.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain.

29

If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

30

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.

•

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

•

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentalsTM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

31

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested.

Class Y shares have no operating history. The financial highlights set forth below reflect the financial results of the Fund’s Class Z shares. Class Y shares would have had financial results similar to those of Class Z shares, which are not offered in this prospectus, because they are invested in the same portfolio of securities.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Fund’s financial statements, is included in the Fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

32

Columbia Large Cap Value Fund—Class Z Shares

	Year Ended February 28, 2009		Year Ended February 29, 2008	Period Ended February 28, 2007(a)		Year Ended March 31, 2006(b)		Year Ended March 31, 2005		Year Ended March 31, 2004
Net Asset Value, Beginning of Period	$12.40		$15.19	$14.61		$13.12		$11.85		$8.48
Income from Investment Operations:
Net investment income(c)	0.20		0.24	0.21		0.22		0.20		0.16
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(5.39)		(1.14)	1.38		1.63		1.27		3.36
Total from investment operations	(5.19)		(0.90)	1.59		1.85		1.47		3.52
Less Distributions to Shareholders:
From net investment income	(0.22)		(0.26)	(0.15)		(0.19)		(0.20)		(0.15)
From net realized gains	—		(1.63)	(0.86)		(0.17)		—		—
Total distributions to shareholders	(0.22)		(1.89)	(1.01)		(0.36)		(0.20)		(0.15)
Increase from Regulatory Settlements	0.02		—	—		—		—		—
Net Asset Value, End of Period	$7.01		$12.40	$15.19		$14.61		$13.12		$11.85
Total return(d)(e)	(42.27)%		(7.29)%	11.42	%(f)	14.33%		12.51%		41.63%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense(g)	0.79%		0.74%	0.76	%(h)	0.71%		0.77%		0.89	%(i)
Interest expense	—	%(j)	—	—		—		—		—	%(j)
Net expenses(g)	0.79%		0.74%	0.76	%(h)	0.71%		0.77%		0.89	%(i)
Waiver/Reimbursement	0.06%		0.06%	0.05	%(h)	0.09	%(k)	0.13	%(k)	0.07	%(k)
Net investment income(g)	1.91%		1.61%	1.52	%(h)	1.60%		1.66%		1.49%
Portfolio turnover rate	61%		62%	66	%(f)	59%		52%		69%
Net assets, end of period (000’s)	$907,353		$1,905,752	$2,277,652		$2,009,115		$1,376,691		$1,101,872

( a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.
(b)	On August 22, 2005, the Fund’s Primary A shares were renamed Class Z shares.
(c)	Per share data was calculated using the average shares outstanding during the period.
(d)	Total return at net asset value assuming all distributions reinvested.
(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(f)	Not annualized.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.
(h)	Annualized.
(i)	The reimbursement from investment advisor had an impact less than 0.01%.
(j)	Rounds to less than 0.01%.
(k)

Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.03%, 0.10% and 0.04% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

33

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class Y shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

Columbia Large Cap Value Fund—Class Y Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year- End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.69%	4.31%	$10,431.00	$70.49
2	10.25%	0.69%	8.81%	$10,880.58	$73.52
3	15.76%	0.69%	13.50%	$11,349.53	$76.69
4	21.55%	0.69%	18.39%	$11,838.69	$80.00
5	27.63%	0.69%	23.49%	$12,348.94	$83.45
6	34.01%	0.69%	28.81%	$12,881.18	$87.04
7	40.71%	0.69%	34.36%	$13,436.36	$90.80
8	47.75%	0.69%	40.15%	$14,015.47	$94.71
9	55.13%	0.69%	46.20%	$14,619.53	$98.79
10	62.89%	0.69%	52.50%	$15,249.64	$103.05
Total Gain After Fees and Expenses				$5,249.64
Total Annual Fees and Expenses Paid					$858.54

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

34

Columbia Large Cap Value Fund

Class Y Shares

Prospectus, July 15, 2009

For More Information

You’ll find more information about the Fund and the other Columbia Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:	Columbia Funds c/o Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081

By Telephone:	800.345.6611

Online:	www.columbiafunds.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of Columbia Funds Series Trust, of which the Fund is a series, is 811-09645.

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

INT-36/19507-0709

Filed pursuant to Rule 497(c)

File No. 333-89661

Prospectus

July 15, 2009

Columbia Funds

Class Y Shares	Advised by Columbia Management Advisors, LLC
Columbia Mid Cap Value Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about Columbia Mid Cap Value Fund (the Fund), which is one of the equity funds in the Columbia Funds family of mutual funds (Columbia Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

•	investment objective,

•	principal investment strategies and risks,

•	year-by-year performance information,

•	fees and expenses, and

•	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

•	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

•	a description of the Fund’s Class Y shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

•	how to buy, sell and exchange shares of the Fund, and

•	how you will receive your investment proceeds.

The prospectus also includes:

•	information about how federal and certain other taxes may affect your investment,

•	highlights of the Fund’s financial information, and

•	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

•	“FUNDamentals™” sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

•	a “FUNDimensions™” section that is meant to give you a “snapshot” of the Fund’s main attributes, and

•	graphic icons which are defined in the guide below.

Icons Guide

Investment Objective

Principal Investment Strategies

Principal Risks

Performance Information

Fees and Expenses

Other Roles and Relationships of Bank of America and its Affiliates - Certain Conflicts of Interest

For More Information

You can contact Columbia Funds:

•	by mail at Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

•	by telephone at 800.345.6611.

•	by email at serviceinquiries@columbiamanagement.com or online at www.columbiafunds.com.

•	through your financial advisor, who can help you select from among the Columbia Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

Columbia Management Group, LLC

The Fund is sponsored by Columbia Management Group, LLC (Columbia Management), which is the primary investment division of Bank of America. Columbia Management is located at 100 Federal Street, Boston, MA 02110.

Columbia Management Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). Columbia Management Distributors, Inc. is the Fund’s distributor (the Distributor). Columbia Management Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other Columbia Fund carefully before investing.

FUNDamentals™ and FUNDimensions™ are trademarks of Bank of America.

4

Columbia Mid Cap Value Fund

FUNDimensionsTM

Columbia Mid Cap Value Fund

Investment Objective:	Long-term capital appreciation

Investment Style:	Mid Cap Value

Benchmark:	Russell Midcap Value Index

Ticker Symbol:	Class Y: CMVYX

Principal Risks:	Investment strategy risk Market risk Value securities risk Smaller company securities risk Foreign securities risk Real estate investment trusts risk

FUNDamentalsTM

Benchmarks

Benchmarks are indices that provide some guidance in assessing fund performance. A fund does not, however, limit its investments to the securities within its benchmark(s), and a fund’s holdings can differ from those of any particular benchmark or index. Benchmarks are only guideposts for performance.

FUNDamentalsTM

Equity Funds

Equity funds invest primarily in equity securities of companies that have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have higher risk.

Equity funds may be a suitable investment for you if you:

•	have longer-term investment goals,

•	maintain a diversified investment portfolio, and

•	are not looking for a regular stream of income.

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap Value Index at the time of purchase (between $6 million and $12.1 billion as of June 30, 2009), that the Advisor believes are undervalued and have the potential for long-term growth. The Fund may invest up to 20% of its total assets in foreign securities. The Fund also may invest in real estate investment trusts.

The Advisor combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing the Fund’s portfolio. The Advisor considers, among other factors:

•	businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors.

•

various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The Advisor believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

•	a company’s current operating margins relative to its historic range and future potential.

•

potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

The Advisor may sell a security when the security’s price reaches a target set by the Advisor; if the Advisor believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

5

FUNDamentalsTM

Value Investing

Value investing means looking for “undervalued” companies – companies that may be currently out of favor and selling at prices below where the Advisor believes “true” value is and therefore may have potential to increase in value.

FUNDamentalsTM

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

Principal Risks

•

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

•

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

•

Value Securities Risk – Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the Advisor’s future value assessment of that security, or may decline. There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

6

•

Smaller Company Securities Risk – Securities of small- or mid-capitalization companies (“smaller companies”) can, in certain circumstances, have a higher potential for gains than securities of large-capitalization companies but may also have more risk. For example, smaller companies may be more vulnerable to market downturns and adverse business or economic events than larger, more established companies because they may have more limited financial resources and business operations. These companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Their securities may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. In addition, some smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

•

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

•

Real Estate Investment Trusts Risk – Real estate investment trusts (REITs) are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT and/or by changes in the prospect for earnings and/or cash flow growth of the REIT itself. In addition, certain of the risks associated with general real estate ownership apply to the Fund’s REIT investments, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

7

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

Class Y shares have no operating history. The bar chart below shows you how the performance of the Fund’s Class Z shares(a) has varied from year to year.

*	Year-to-date return as of June 30, 2009: 3.75%.
(a)

Class Y shares have no operating history. The returns shown for all periods are the returns of Class Z shares of the Fund. Class Z shares, which are not offered in this prospectus, would have annual returns substantially similar to those of Class Y shares because they are invested in the same portfolio of securities. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares. If differences in expenses had been reflected, the returns shown would be higher.

Best and Worst Quarterly Returns During this Period

Best:	2nd quarter 2003:	17.18%
Worst:	4th quarter 2008:	-27.91%

FUNDamentalsTM

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

•	management of fund holdings,

•	market conditions,

•	fund expenses, and

•	flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

8

Average Annual Total Return as of December 31, 2008

Class Y shares have no operating history. The table below shows the Fund’s Class Z shares’ average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares.

The table compares the Fund’s returns for each period with those of the Russell Midcap Value Index, which measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

	1 year(a)	5 years(a)	Life of Fund(a)
Class Y shares returns before taxes	-41.64%	0.50%	3.69%
Class Y shares returns after taxes on distributions	-41.76%	-1.01%	2.51%
Class Y shares returns after taxes on distributions and sale of Fund shares	-26.85%	0.45%	3.16%
Russell Midcap Value Index (reflects no deductions for fees, expenses or taxes)	-38.44%	0.33%	4.04%

(a)

Class Y shares have no operating history. The returns shown for all periods are the returns of Class Z shares of the Fund. Class Z shares, which are not offered in this prospectus, would have annual returns substantially similar to those of Class Y shares because they are invested in the same portfolio of securities. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares. If differences in expenses had been reflected, the returns shown would be higher. The inception date of the Fund’s Class Z shares is November 20, 2001.

FUNDamentalsTM

After-Tax Returns

The after-tax returns shown in the table above are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.

Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or IRAs.

9

Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Y shares of the Fund can be found in Hypothetical Fees and Expenses.

FUNDamentalsTM

Fund Expenses

In general, there are two kinds of fund expenses:

•	shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

•	annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

•

management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

•

other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

10

Shareholder Fees (paid directly from your investment)

Class Y Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)(a)

Class Y Shares
Management fees(b)(c)	0.71%
Distribution and service (Rule 12b-1) fees	0.00%
Other expenses	0.03%
Acquired fund fees and expenses	—
Total annual Fund operating expenses(d)	0.74%

(a)

The expenses shown are based on the expenses of the Fund’s Class Z shares, adjusted to reflect changes in the level of the Fund’s net assets and to reflect the transfer agency fees allocable to Class Y shares.

(b)	Management fees include an investment advisory fee of 0.54% and an administration fee of 0.17%.
(c)

The Advisor has implemented a breakpoint schedule for the Fund’s investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.65% for assets up to $500 million; 0.60% for assets in excess of $500 million and up to $1 billion; 0.55% for assets in excess of $1 billion and up to $1.5 billion; and 0.50% for assets in excess of $1.5 billion.

(d)

The Advisor has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.05% of the Fund’s average daily net assets on an annualized basis. The Advisor, in its discretion, may revise or discontinue this arrangement at any time.

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Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in Class Y shares of the Fund for the periods indicated,

•	you reinvest all dividends and distributions in the Fund,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the table above.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class Y Shares	$76	$237	$411	$918

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

12

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the Investment Company Act of 1940 (the 1940 Act).

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Holding Other Kinds of Investments

The Fund may hold investments that aren’t part of its principal investment strategies. These investments are described in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so.

Investing in Columbia Money Market Funds

The Fund may invest uninvested cash and cash collateral received in connection with its securities lending program in shares of the registered or unregistered money market funds advised by the Advisor. The Advisor and its affiliates receive fees from these funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliate). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliate) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of Columbia Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, www.columbiafunds.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

The Fund’s complete portfolio holdings as of a month-end are disclosed approximately 15 calendar days after such month-end.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investments in money market instruments or holdings of cash or cash equivalents. The Fund

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may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

Portfolio Turnover

A mutual fund that replaces, or turns over, more than 100% of its investments in a year is considered to have a high portfolio turnover rate. A high portfolio turnover rate can generate larger distributions of short-term capital gains to shareholders, which for individuals are generally taxable at higher rates than long-term capital gains for federal income tax purposes. A high portfolio turnover rate can also mean higher brokerage and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions will have on its returns. The Fund generally buys securities for capital appreciation, investment income or both. However, the Fund may sell securities regardless of how long they’ve been held. You’ll find the Fund’s historical portfolio turnover rates in the Financial Highlights.

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Management of the Fund

Primary Service Providers

The Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, currently provide key services to the Fund and the other Columbia Funds, including investment advisory, administration, distribution, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of June 30, 2009, the Advisor had assets under management of approximately $310.5 billion. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. In rendering investment advisory services, the Advisor may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of the Advisor. The Advisor may also use the research and other expertise of other affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.54% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s annual report to shareholders for the fiscal year ended February 28, 2009.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

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Portfolio Managers

Information about the Advisor’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

David I. Hoffman

Co-manager. Service with the Fund since 2004.

Managing Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2001.

Diane L. Sobin, CFA

Co-manager. Service with the Fund since 2001.

Managing Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2001.

Lori J. Ensinger, CFA

Co-manager. Service with the Fund since 2001.

Managing Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2001.

Noah J. Petrucci, CFA

Co-manager. Service with the Fund since 2002.

Vice President of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2002.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets and is paid monthly, as follows:

Annual Administration Fee,

as a % of Average Daily Net Assets

Columbia Mid Cap Value Fund	0.17%

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at One Financial Center, Boston, MA 02111. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The Transfer Agent is located at One Financial Center, Boston, MA 02111, and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. Class Y shares of the Fund pay the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses, subject to certain limitations, paid by the Transfer Agent on the Fund’s behalf.

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Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

•	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

•	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;

•	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options. For example:

•

the Columbia Funds are available as investments in connection with brokerage or other securities products offered by Banc of America Investment Services, Inc. or Merrill Lynch, Pierce, Fenner & Smith Incorporated, both wholly-owned retail broker/dealers of Bank of America;

•

the Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds”; and

•	the Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

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Certain Legal Matters

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the Columbia Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively BAC), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

18

About Class Y Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Class Y shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class Y shares offered by this prospectus. Contact your financial advisor or Columbia Funds for more information about the Fund’s share classes and how to choose among them.

Class Y Shares
Eligible Investors and Minimum Initial Investments	Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million. Initially, Class Y shares will be offered only to certain former shareholders of the Funds of Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the Advisor. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for details.

Investment Limits	none

Conversion Features	none

Front-End Sales Charges	none

Contingent Deferred Sales Charges (CDSCs)	none

Maximum Distribution and Service Fees	none

FUNDamentalsTM

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

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Financial Intermediary Compensation

The Distributor and the Advisor make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. The financial arrangements likely will vary for each intermediary.

The Distributor and the Advisor may make payments in larger amounts or on a different basis when dealing with other affiliates of Bank of America. Such increased or otherwise modified payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor, the Transfer Agent and the Advisor may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for shareholder servicing support vary by financial intermediary.

The Distributor and the Advisor may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the Advisor and their affiliates are paid out of the Distributor’s and the Advisor’s own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and the Advisor and their affiliates and the services provided by financial intermediaries in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentalsTM

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	—(Liabilities of the share class)
Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on the Advisor’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another mutual fund. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained an independent fair valuation pricing service to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

21

Transaction Rules and Policies

You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day will receive that day’s net asset value per share. Orders received after the end of a business day will receive the next business day’s net asset value per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called a trade date.

FUNDamentalsTM

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 800.422.3737. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during

22

periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact Columbia Funds at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Columbia Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Columbia Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. See Buying, Selling and Exchanging Shares – Excessive Trading Practices for more information.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders – The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations – If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental

23

impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices – The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/ dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known.

Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading – Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to

24

trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Opening an Account and Placing Orders

Columbia Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Once you have opened an account, you can buy Class Y shares in a lump sum by check, by dividend diversification, by wire or by electronic funds transfer. Class Y shares are only available to the categories of eligible investors described below.

Eligible Investors and Minimum Initial Investments

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund.

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Initially, Class Y shares will be offered only to certain former shareholders of the Funds of Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the Advisor.

Minimum Additional Investments

There is no minimum additional investment for Class Y shares.

Dividend Diversification

Generally, you may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a Columbia Fund that were not assessed a sales charge at the time of your initial purchase. Call Columbia Funds at 800.345.6611 for details.

Wire Purchases

You may buy Class Y shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class Y shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated net asset value per share.

•	You generally buy Class Y shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Class Y shares sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The

26

Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class Y shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class Y shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated net asset value per share.

•

If you sell your shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, Columbia Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Columbia Fund into which you are exchanging.

Systematic Exchanges

You may buy Class Y shares of the Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling Columbia Funds at 800.345.6611.

The rules described below for making exchanges apply to systematic exchanges.

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Other Exchange Rules You Should Know

•	Exchanges are made at net asset value.

•	You can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund generally apply to exchanges into that Fund.

•	You may make exchanges only into a Columbia Fund that is legally offered and sold in your state of residence.

•	You generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged retirement plan, an exchange for shares of another fund is a taxable event, and you may recognize a gain or loss for tax purposes.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	quarterly
Distributions	quarterly

The Fund may, however, declare and pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing Columbia Funds at the address on the back cover, or by calling us at 800.345.6611. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution of net investment income or net realized capital gain, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution schedule above before you invest.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain.

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If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

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Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.

•

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

•

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentalsTM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

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Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested.

Class Y shares have no operating history. The financial highlights set forth below reflect the financial results of the Fund’s Class Z shares. Class Y shares would have had financial results similar to those of Class Z shares, which are not offered in this prospectus, because they are invested in the same portfolio of securities.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Fund’s financial statements, is included in the Fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

32

Columbia Mid Cap Value Fund—Class Z Shares

	Year Ended February 28, 2009	Year Ended February 29, 2008	Period Ended February 28, 2007(a)		Year Ended March 31, 2006(b)	Year Ended March 31, 2005		Year Ended March 31, 2004
Net Asset Value, Beginning of Period	$13.13	$15.23	$15.03		$14.04	$12.79		$8.72
Income from Investment Operations:
Net investment income(c)	0.14	0.17	0.13		0.13	0.16		0.12
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(6.25)	(1.21)	1.68		2.49	2.23	(d)	4.07
Total from investment operations	(6.11)	(1.04)	1.81		2.62	2.39		4.19
Less Distributions to Shareholders:
From net investment income	(0.13)	(0.19)	(0.10)		(0.11)	(0.15)		(0.12)
From net realized gains	—	(0.87)	(1.51)		(1.52)	(1.00)		—
From return of capital	(0.01)	—	—		—	—		—
Total distributions to shareholders	(0.14)	(1.06)	(1.61)		(1.63)	(1.15)		(0.12)
Increase due to capital contributions	—	—	—		—	0.01		—
Net Asset Value, End of Period	$6.88	$13.13	$15.23		$15.03	$14.04		$12.79
Total return(e)	(46.87)%	(7.70)%	13.36	%(f)	20.49%	20.16	%(g)	48.18%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense(h)	0.92%	0.85%	0.87	%(i)	0.84%	0.95%		1.03%
Interest expense	—	—	—		—	—	%(j)	—
Net expenses(h)	0.92%	0.85%	0.87	%(i)	0.84%	0.95%		1.03%
Net investment income(h)	1.23%	1.10%	1.00	%(i)	0.94%	1.24%		1.04%
Portfolio turnover rate	46%	24%	53	%(f)	41%	61%		79%
Net assets, end of period (000’s)	$1,459,522	$2,109,483	$1,758,133		$1,415,664	$591,318		$492,327

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.
(b)	On August 22, 2005, the Fund ‘s Primary A shares were renamed Class Z shares.
(c)	Per share data was calculated using the average shares outstanding during the period.
(d)

The effect of the investment advisor’s reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement was to increase net realized and unrealized gain (loss) on investments by $0.01.

(e)	Total return at net asset value assuming all distributions reinvested.
(f)	Not annualized.
(g)	Without the effect of the investment advisor’s reimbursement for the Fund exceeding certain investment restrictions total return would have been 20.07%.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.
(i)	Annualized.
(j)	Rounds to less than 0.01%.

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Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class Y shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

Columbia Mid Cap Value Fund—Class Y Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year- End Balance After Fees and Expenses	Annual Fees and Expenses (a)
1	5.00%	0.74%	4.26%	$10,426.00	$75.58
2	10.25%	0.74%	8.70%	$10,870.15	$78.80
3	15.76%	0.74%	13.33%	$11,333.22	$82.15
4	21.55%	0.74%	18.16%	$11,816.02	$85.65
5	27.63%	0.74%	23.19%	$12,319.38	$89.30
6	34.01%	0.74%	28.44%	$12,844.19	$93.11
7	40.71%	0.74%	33.91%	$13,391.35	$97.07
8	47.75%	0.74%	39.62%	$13,961.82	$101.21
9	55.13%	0.74%	45.57%	$14,556.59	$105.52
10	62.89%	0.74%	51.77%	$15,176.70	$110.01
Total Gain After Fees and Expenses				$5,176.70
Total Annual Fees and Expenses Paid					$918.40

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

34

Columbia Mid Cap Value Fund

Class Y Shares

Prospectus, July 15, 2009

For More Information

You’ll find more information about the Fund and the other Columbia Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:	Columbia Funds c/o Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081

By Telephone:	800.345.6611

Online:	www.columbiafunds.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of Columbia Funds Series Trust, of which the Fund is a series, is 811-09645.

© 2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

INT-36/19409-0709

Filed pursuant to Rule 497(c)

File No. 333-89661

Prospectus

July 15, 2009

Columbia Funds

Class Y Shares	Advised by Columbia Management Advisors, LLC
Columbia Large Cap Enhanced Core Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about Columbia Large Cap Enhanced Core Fund (the Fund), which is one of the index funds in the Columbia Funds family of mutual funds (Columbia Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

•	investment objective,

•	principal investment strategies and risks,

•	year-by-year performance information,

•	fees and expenses, and

•	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

•	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

•	a description of the Fund’s Class Y shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

•	how to buy, sell and exchange shares of the Fund, and

•	how you will receive your investment proceeds.

The prospectus also includes:

•	information about how federal and certain other taxes may affect your investment,

•	highlights of the Fund’s financial information, and

•	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

•	“FUNDamentalsTM” sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

•	a “FUNDimensionsTM” section that is meant to give you a “snapshot” of the Fund’s main attributes, and

•	graphic icons which are defined in the guide below.

Icons Guide

Investment Objective

Principal Investment Strategies

Principal Risks

Performance Information

Fees and Expenses

Other Roles and Relationships of Bank of America and its Affiliates - Certain Conflicts of Interest

For More Information

You can contact Columbia Funds:

•	by mail at Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

•	by telephone at 800.345.6611.

•	by email at serviceinquiries@columbiamanagement.com or online at www.columbiafunds.com.

•	through your financial advisor, who can help you select from among the Columbia Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

Columbia Management Group, LLC

The Fund is sponsored by Columbia Management Group, LLC (Columbia Management), which is the primary investment division of Bank of America. Columbia Management is located at 100 Federal Street, Boston, MA 02110.

Columbia Management Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). Columbia Management Distributors, Inc. is the Fund’s distributor (the Distributor). Columbia Management Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other Columbia Fund carefully before investing.

FUNDamentalsTM and FUNDimensionsTM are trademarks of Bank of America.

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Columbia Large Cap Enhanced Core Fund

FUNDimensionsTM

Columbia Large Cap Enhanced Core Fund

Investment Objective:	Total return before fees and expenses that exceeds the total return of the S&P 500® Index

Investment Style:	Large Cap Blend

Benchmark:	S&P 500® Index(a)

Ticker Symbol:	Class Y: CECYX

Principal Risks:	Investment strategy risk Market risk Index risk Derivatives risk Frequent trading risk

(a)

“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

FUNDamentalsTM

Benchmarks

Benchmarks are indices that provide some guidance in assessing fund performance. A fund does not, however, limit its investments to the securities within its benchmark(s), and a fund’s holdings can differ from those of any particular benchmark or index. Benchmarks are only guideposts for performance.

FUNDamentalsTM

Enhanced Core Funds

Enhanced core funds seek to deliver the sector and risk characteristics of their benchmarks with the benefits of relatively low costs and active investment management. With enhanced core funds, portfolio managers may take advantage of individual asset selection from a variety of instruments that are expected to generate returns in excess of their benchmarks. There is no assurance that active management will generate returns in excess of their benchmarks.

Investment Objective

The Fund seeks total return before fees and expenses that exceeds the total return of the Standard & Poor’s (S&P) 500® Index.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks that comprise the S&P 500® Index, convertible securities that are convertible into stocks included in that index, and derivatives whose returns are closely equivalent to the returns of the S&P 500® Index or its components. The Fund generally holds fewer stocks than the index and may hold securities that are not in the index.

The Advisor attempts to maintain a portfolio that generally matches the risk characteristics of the S&P 500® Index. The Advisor will vary the number and percentages of the Fund’s holdings in attempting to provide higher returns than the S&P 500® Index and to reduce the potential of underperforming such index over time.

The Advisor uses quantitative analysis to evaluate the relative attractiveness of potential investments by considering a wide variety of factors which may include, among others, value measures (e.g., price-to-cash flows, price-to-earnings, price-to-book value), growth measures (e.g., earnings growth, revenue growth), price momentum and earnings momentum. Investments are selected with the intention of increasing return relative to the S&P 500® Index and/or reducing portfolio volatility relative to the S&P 500® Index.

The Advisor may sell a security when it believes other stocks in the index or other investments are more attractive, when the security is removed from the index, or for other reasons.

The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance) and may increase taxable distributions for shareholders.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

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Principal Risks

•

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

•

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

•

Index Risk – The Fund’s value will generally decline when the performance of its targeted index declines. Because the Fund is designed to track an index before fees and expenses, the Fund cannot purchase other securities that may help offset declines in its index. In addition, because the Fund may not hold all issues included in its index, may not always be fully invested, and bears advisory, administrative and other expenses and transaction costs in trading securities, the Fund’s performance may fail to match the performance of its targeted index, after taking expenses into account. It is not possible to invest directly in an index.

•

Derivatives Risk – Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. For more information on the risks of derivative investments and strategies, see the SAI.

•

Frequent Trading Risk – Frequent trading of investments increases the possibility that the Fund will realize taxable capital gains (including short-term capital gains, which are generally taxable at higher rates than long-term capital gains for federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

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Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

Class Y shares have no operating history. The bar chart below shows you how the performance of the Fund’s Class Z shares(a) has varied from year to year.

*	Year-to-date return as of June 30, 2009: 1.86%.
(a)

Class Y shares have no operating history. The returns shown for all periods are the returns of Class Z shares of the Fund. Class Z shares, which are not offered in this prospectus, would have annual returns substantially similar to those of Class Y shares because they are invested in the same portfolio of securities. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares. If differences in expenses had been reflected, the returns shown would be higher.

Best and Worst Quarterly Returns During this Period

Best:	2nd Quarter 2003:	15.30%
Worst:	4th Quarter 2008:	-21.29%

FUNDamentalsTM

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

•	management of fund holdings,

•	market conditions,

•	fund expenses, and

•	flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

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Average Annual Total Return as of December 31, 2008

Class Y shares have no operating history. The table below shows the Fund’s Class Z shares’ average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares.

The table compares the Fund’s returns for each period with those of the S&P 500® Index, an index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

	1 year(a)	5 years(a)	10 years(a)
Class Y shares returns before taxes	-36.48%	-1.86%	-1.26%
Class Y shares returns after taxes on distributions	-36.70%	-3.48%	-2.78%
Class Y shares returns after taxes on distributions and sale of Fund shares	-23.41%	-2.07%	-1.48%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%

(a)

Class Y shares have no operating history. The returns shown for all periods are the returns of Class Z shares of the Fund. Class Z shares, which are not offered in this prospectus, would have annual returns substantially similar to those of Class Y shares because they are invested in the same portfolio of securities. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares. If differences in expenses had been reflected, the returns shown would be higher.

FUNDamentalsTM

After-Tax Returns

The after-tax returns shown in the table above are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.

Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or IRAs.

8

Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Y shares of the Fund can be found in Hypothetical Fees and Expenses.

FUNDamentalsTM

Fund Expenses

In general, there are two kinds of fund expenses:

•	shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

•	annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

•

management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

•

other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

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Shareholder Fees (paid directly from your investment)

Class Y Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)(a)

Class Y Shares
Management fees(b)(c)	0.51%
Distribution and service (Rule 12b-1) fees	0.00%
Other expenses	0.04%
Acquired fund fees and expenses	—
Total annual Fund operating expenses(d)	0.55%

(a)

The expenses shown are based on the expenses of the Fund’s Class Z shares, adjusted to reflect changes in the level of the Fund’s net assets and to reflect the transfer agency fees allocable to Class Y shares.

(b)	Management fees include an investment advisory fee of 0.34% and an administration fee of 0.17%.
(c)

The Advisor has implemented a breakpoint schedule for the Fund’s investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.35% for assets up to $500 million; 0.30% for assets in excess of $500 million and up to $1 billion; 0.25% for assets in excess of $1 billion and up to $1.5 billion; 0.20% for assets in excess of $1.5 billion and up to $3 billion; 0.18% for assets in excess of $3 billion and up to $6 billion; and 0.16% for assets in excess of $6 billion.

(d)

The Advisor has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.70% of the Fund’s average daily net assets on an annualized basis. The Advisor, at its discretion, may revise or discontinue this arrangement at any time. The Advisor is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement if such recovery does not cause the Fund’s expenses to exceed limitations in effect at the time of recovery.

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Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in Class Y shares of the Fund for the periods indicated,

•	you reinvest all dividends and distributions in the Fund,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the table above.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class Y Shares	$56	$176	$307	$689

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

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Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the Investment Company Act of 1940 (the 1940 Act).

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Holding Other Kinds of Investments

The Fund may hold investments that aren’t part of its principal investment strategies. These investments are described in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so.

Investing in Columbia Money Market Funds

The Fund may invest uninvested cash and cash collateral received in connection with its securities lending program in shares of the registered or unregistered money market funds advised by the Advisor. The Advisor and its affiliates receive fees from these funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliate). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliate) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of Columbia Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, www.columbiafunds.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

The Fund’s complete portfolio holdings as of a month-end are disclosed approximately 15 calendar days after such month-end.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investments in money market instruments or holdings of cash or cash equivalents. The Fund

12

may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

Portfolio Turnover

A mutual fund that replaces, or turns over, more than 100% of its investments in a year is considered to have a high portfolio turnover rate. A high portfolio turnover rate can generate larger distributions of short-term capital gains to shareholders, which for individuals are generally taxable at higher rates than long-term capital gains for federal income tax purposes. A high portfolio turnover rate can also mean higher brokerage and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions will have on its returns. The Fund generally buys securities for capital appreciation, investment income or both. However, the Fund may sell securities regardless of how long they’ve been held. You’ll find the Fund’s historical portfolio turnover rates in the Financial Highlights.

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Management of the Fund

Primary Service Providers

The Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, currently provide key services to the Fund and the other Columbia Funds, including investment advisory, administration, distribution, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of June 30, 2009, the Advisor had assets under management of approximately $310.5 billion. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. In rendering investment advisory services, the Advisor may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of the Advisor. The Advisor may also use the research and other expertise of other affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.34% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s annual report to shareholders for the fiscal year ended February 28, 2009.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

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Portfolio Manager

Information about the Advisor’s portfolio manager who is primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Brian M. Condon

Manager. Service with the Fund since 2009.

Managing Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 1999.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets and is paid monthly, as follows:

Annual Administration Fee,

as a % of Average Daily Net Assets

Columbia Large Cap Enhanced Core Fund	0.17%

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at One Financial Center, Boston, MA 02111. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The Transfer Agent is located at One Financial Center, Boston, MA 02111, and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. Class Y shares of the Fund pay the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses, subject to certain limitations, paid by the Transfer Agent on the Fund’s behalf.

15

Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

•	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

•	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;

•	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options. For example:

•

the Columbia Funds are available as investments in connection with brokerage or other securities products offered by Banc of America Investment Services, Inc. or Merrill Lynch, Pierce, Fenner & Smith Incorporated, both wholly-owned retail broker/dealers of Bank of America;

•

the Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds”; and

•	the Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

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Certain Legal Matters

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the Columbia Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively BAC), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

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About Class Y Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Class Y shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class Y shares offered by this prospectus. Contact your financial advisor or Columbia Funds for more information about the Fund’s share classes and how to choose among them.

Class Y Shares
Eligible Investors and Minimum Initial Investments	Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million. Initially, Class Y shares will be offered only to certain former shareholders of the Funds of Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the Advisor. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for details.

Investment Limits	none

Conversion Features	none

Front-End Sales Charges	none

Contingent Deferred Sales Charges (CDSCs)	none

Maximum Distribution and Service Fees	none

FUNDamentalsTM

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

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Financial Intermediary Compensation

The Distributor and the Advisor make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. The financial arrangements likely will vary for each intermediary.

The Distributor and the Advisor may make payments in larger amounts or on a different basis when dealing with other affiliates of Bank of America. Such increased or otherwise modified payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor, the Transfer Agent and the Advisor may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for shareholder servicing support vary by financial intermediary.

The Distributor and the Advisor may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the Advisor and their affiliates are paid out of the Distributor’s and the Advisor’s own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and the Advisor and their affiliates and the services provided by financial intermediaries in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentalsTM

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	—(Liabilities of the share class)
Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on the Advisor’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another mutual fund. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained an independent fair valuation pricing service to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

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Transaction Rules and Policies

You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day will receive that day’s net asset value per share. Orders received after the end of a business day will receive the next business day’s net asset value per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called a trade date.

FUNDamentalsTM

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 800.422.3737. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during

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periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact Columbia Funds at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Columbia Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Columbia Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. See Buying, Selling and Exchanging Shares – Excessive Trading Practices for more information.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders – The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations – If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental

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impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices – The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/ dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known.

Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading – Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to

23

trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Opening an Account and Placing Orders

Columbia Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Once you have opened an account, you can buy Class Y shares in a lump sum by check, by dividend diversification, by wire or by electronic funds transfer. Class Y shares are only available to the categories of eligible investors described below.

Eligible Investors and Minimum Initial Investments

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund.

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Initially, Class Y shares will be offered only to certain former shareholders of the Funds of Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the Advisor.

Minimum Additional Investments

There is no minimum additional investment for Class Y shares.

Dividend Diversification

Generally, you may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a Columbia Fund that were not assessed a sales charge at the time of your initial purchase. Call Columbia Funds at 800.345.6611 for details.

Wire Purchases

You may buy Class Y shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class Y shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated net asset value per share.

•	You generally buy Class Y shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Class Y shares sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The

25

Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class Y shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class Y shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated net asset value per share.

•

If you sell your shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, Columbia Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Columbia Fund into which you are exchanging.

Systematic Exchanges

You may buy Class Y shares of the Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling Columbia Funds at 800.345.6611.

The rules described below for making exchanges apply to systematic exchanges.

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Other Exchange Rules You Should Know

•	Exchanges are made at net asset value.

•	You can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund generally apply to exchanges into that Fund.

•	You may make exchanges only into a Columbia Fund that is legally offered and sold in your state of residence.

•	You generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged retirement plan, an exchange for shares of another fund is a taxable event, and you may recognize a gain or loss for tax purposes.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	semi-annually
Distributions	semi-annually

The Fund may, however, declare and pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing Columbia Funds at the address on the back cover, or by calling us at 800.345.6611. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution of net investment income or net realized capital gain, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution schedule above before you invest.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain.

28

If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

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Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.

•

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

•

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentalsTM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

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Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested.

Class Y shares have no operating history. The financial highlights set forth below reflect the financial results of the Fund’s Class Z shares. Class Y shares would have had financial results similar to those of Class Z shares, which are not offered in this prospectus, because they are invested in the same portfolio of securities.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Fund’s financial statements, is included in the Fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

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Columbia Large Cap Enhanced Core Fund—Class Z Shares

	Year Ended February 28, 2009		Year Ended February 29, 2008	Period Ended February 28, 2007(a)		Year Ended March 31, 2006(b)		Year Ended March 31, 2005		Year Ended March 31, 2004
Net Asset Value, Beginning of Period	$12.90		$14.60	$14.18		$13.45		$13.59		$10.00
Income from Investment Operations:
Net investment income(c)	0.21		0.23	0.20		0.20		0.20	(d)	0.15
Net realized and unrealized gain (loss) on investments, foreign currency, swap contracts, futures contracts and written options	(5.68)		(0.85)	1.23		1.44		0.67		3.59
Total from investment operations	(5.47)		(0.62)	1.43		1.64		0.87		3.74
Less Distributions to Shareholders:
From net investment income	(0.21)		(0.22)	(0.20)		(0.19)		(0.24)		(0.15)
From net realized gains	—		(0.86)	(0.81)		(0.72)		(0.77)		—
Total distributions to shareholders	(0.21)		(1.08)	(1.01)		(0.91)		(1.01)		(0.15)
Net Asset Value, End of Period	$7.22		$12.90	$14.60		$14.18		$13.45		$13.59
Total return(e)(f)	(42.69)%		(5.10)%	10.79	%(g)	12.66%		6.90%		37.41%
Ratios to Average Net Assets / Supplemental Data:
Net expenses before interest expense(h)	0.50%		0.50%	0.50	%(i)	0.50%		0.50%		0.50	%(j)
Interest expense	—	%(k)	—	—		—		—		—	%(k)
Net expenses(h)	0.50%		0.50%	0.50	%(i)	0.50%		0.50%		0.50	%(j)
Waiver/Reimbursement	0.07%		0.04%	0.08	%(i)	0.15	%(l)	0.25	%(l)	0.26	%(l)
Net investment income(h)	1.86%		1.54%	1.52	%(i)	1.49%		1.52%		1.23%
Portfolio turnover rate	246%		207%	230	%(g)	269%		218%		307%
Net assets, end of period (000’s)	$382,637		$796,550	$610,807		$495,099		$325,008		$246,181

(a)	The Fund changed its fiscal year end from March 31 to February 28. Per share data and total return reflect activity from April 1, 2006 through February 28, 2007.
(b)	On August 22, 2005, the Fund’s Primary A shares were renamed Class Z shares.
(c)	Per share data was calculated using the average shares outstanding during the period.
(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.
(e)	Total return at net asset value assuming all distributions reinvested.
(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(g)	Not annualized.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.
(i)	Annualized.
(j)	The reimbursement from the investment advisor had an impact of less than 0.01%.
(k)	Rounds to less than 0.01%.
(l)

Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.09%, 0.22% and 0.23% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

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Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class Y shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

Columbia Large Cap Enhanced Core Fund—Class Y Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year- End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.55%	9.10%	$10,909.80	$58.73
3	15.76%	0.55%	13.95%	$11,395.29	$61.34
4	21.55%	0.55%	19.02%	$11,902.38	$64.07
5	27.63%	0.55%	24.32%	$12,432.04	$66.92
6	34.01%	0.55%	29.85%	$12,985.27	$69.90
7	40.71%	0.55%	35.63%	$13,563.11	$73.01
8	47.75%	0.55%	41.67%	$14,166.67	$76.26
9	55.13%	0.55%	47.97%	$14,797.09	$79.65
10	62.89%	0.55%	54.56%	$15,455.56	$83.19
Total Gain After Fees and Expenses				$5,455.56
Total Annual Fees and Expenses Paid					$689.29

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

33

Columbia Large Cap Enhanced Core Fund

Class Y Shares

Prospectus, July 15, 2009

For More Information

You’ll find more information about the Fund and the other Columbia Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:	Columbia Funds c/o Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081

By Telephone:	800.345.6611

Online:	www.columbiafunds.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of Columbia Funds Series Trust, of which the Fund is a series, is 811-09645.

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

INT-36/19509-0709

Filed pursuant to Rule 497(c)

File No. 333-89661

Prospectus

July 15, 2009

Columbia Funds

Class Y Shares	Advised by Columbia Management Advisors, LLC
Columbia Short Term Bond Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about Columbia Short Term Bond Fund (the Fund), which is one of the income funds in the Columbia Funds family of mutual funds (Columbia Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

•	investment objective,

•	principal investment strategies and risks,

•	year-by-year performance information,

•	fees and expenses, and

•	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

•	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

•	a description of the Fund’s Class Y shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

•	how to buy, sell and exchange shares of the Fund, and

•	how you will receive your investment proceeds.

The prospectus also includes:

•	information about how federal and certain other taxes may affect your investment,

•	highlights of the Fund’s financial information, and

•	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

•	“FUNDamentals™” sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

•	a “FUNDimensions™” section that is meant to give you a “snapshot” of the Fund’s main attributes, and

•	graphic icons which are defined in the guide below.

Icons Guide

Investment Objective

Principal Investment Strategies

Principal Risks

Performance Information

Fees and Expenses

Other Roles and Relationships of Bank of America and its Affiliates - Certain Conflicts of Interest

For More Information

You can contact Columbia Funds:

•	by mail at Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

•	by telephone at 800.345.6611.

•	by email at serviceinquiries@columbiamanagement.com or online at www.columbiafunds.com.

•	through your financial advisor, who can help you select from among the Columbia Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

Columbia Management Group, LLC

The Fund is sponsored by Columbia Management Group, LLC (Columbia Management), which is the primary investment division of Bank of America. Columbia Management is located at 100 Federal Street, Boston, MA 02110.

Columbia Management Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). Columbia Management Distributors, Inc. is the Fund’s distributor (the Distributor). Columbia Management Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other Columbia Fund carefully before investing.

FUNDamentals™ and FUNDimensions™ are trademarks of Bank of America.

4

Columbia Short Term Bond Fund

FUNDimensions™

Columbia Short Term Bond Fund

Investment Objective:	Current income, consistent with minimal fluctuation of principal

Investment Style:	Short-Term Bond

Benchmark:	Barclays Capital U.S. 1-3 Year Government/Credit Index

Ticker Symbol:	Class Y: CSBYX

Principal Risks:

Investment strategy risk

Market risk

Interest rate risk

U.S. Government obligations risk

Dollar rolls risk

Mortgage-backed securities risk

Asset-backed securities risk Credit risk

Foreign securities risk

Reinvestment risk

Liquidity risk

Derivatives risk

Changing distribution levels risk

FUNDamentals™

Benchmarks

Benchmarks are indices that provide some guidance in assessing fund performance. A fund does not, however, limit its investments to the securities within its benchmark(s), and a fund’s holdings can differ from those of any particular benchmark or index. Benchmarks are only guideposts for performance.

Investment Objective

The Fund seeks current income, consistent with minimal fluctuation of principal.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in bonds, including debt securities issued by the U.S. Government and its agencies, debt securities issued by corporations, mortgage- and other asset-backed securities, and dollar-denominated securities issued by foreign governments, companies or other entities. The Fund also invests at least 65% of its total assets in securities that, at the time of purchase, are rated investment grade or are unrated but determined by the Advisor to be of comparable quality. Under normal circumstances, the Fund’s dollar-weighted average effective maturity will be three years or less, and its duration will be three years or less.

The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset. The Fund may also invest in private placements.

The Fund also may participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different issuers, industry sectors and maturities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and/or capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

5

The Advisor may sell a security if the Advisor believes that there is deterioration in the issuer’s financial circumstances, or that other investments are more attractive; if there is deterioration in a security’s credit rating; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

FUNDamentals™

Fixed Income Funds

Fixed income funds invest primarily in debt securities that may be issued by governments, companies or special purpose entities. Debt securities generally pay interest at a specified rate on a specified date or dates, and the principal is paid when the security reaches maturity. Prices of debt securities may appreciate as interest rates fall but may lose value as interest rates rise. Fixed income funds may be a suitable investment for you if you are:

•	looking for a regular stream of income, and

•	prepared to bear the risks associated with investments in debt securities.

FUNDamentals™

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, collateralized debt obligations and other types of consumer loans or lease receivables.

FUNDamentals™

Investment Grade and Below Investment Grade Securities

Investment grade securities include securities that are rated in one of the four highest rating categories as determined by a nationally recognized statistical rating organization, such as Standard & Poor’s, Fitch or Moody’s, or are unrated securities determined to be of comparable quality. Investment grade securities are rated (from highest to lowest quality) as AAA, AA, A or BBB by Standard & Poor’s and Fitch or as Aaa, Aa, A or Baa by Moody’s. Below investment grade securities include securities that are rated lower than investment grade securities and also may include securities that are unrated.

6

FUNDamentals™

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

FUNDamentals™

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer.

Principal Risks

•

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

•

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

•

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

•

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

7

•

Dollar Rolls Risk – Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

•

Mortgage-Backed Securities Risk – The value of the Fund’s mortgage-backed securities may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making them more volatile and more sensitive to changes in interest rates.

8

•

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

•

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

•

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

•

Reinvestment Risk – Income from the Fund’s debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Fund’s portfolio.

•

Liquidity Risk – Illiquid securities are securities that cannot be readily disposed of in the normal course of business. There is a risk that the Fund may not be able to sell such securities at the time it desires, or that it cannot sell such securities without adversely affecting their price.

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•

Derivatives Risk – Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. For more information on the risks of derivative investments and strategies, see the SAI.

•

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the income and/or dividends the Fund receives from its investments decline.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

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Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

Class Y shares have no operating history. The bar chart below shows you how the performance of the Fund’s Class Z shares(a) has varied from year to year.

*	Year-to-date return as of June 30, 2009: 5.46%.
(a)

Class Y shares have no operating history. The returns shown for all periods are the returns of Class Z shares of the Fund. Class Z shares, which are not offered in this prospectus, would have annual returns substantially similar to those of Class Y shares because they are invested in the same portfolio of securities. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares. If differences in expenses had been reflected, the returns shown would be higher.

Best and Worst Quarterly Returns During this Period

Best:	3rd Quarter 2001:	3.39%
Worst:	3rd Quarter 2008:	-1.41%

FUNDamentals™

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

•	management of fund holdings,

•	market conditions,

•	fund expenses, and

•	flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

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Average Annual Total Return as of December 31, 2008

Class Y shares have no operating history. The table below shows the Fund’s Class Z shares’ average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares.

The table compares the Fund’s returns for each period with those of the Barclays Capital U.S. 1-3 Year Government/Credit Index, which consists of Treasury or government agency securities and investment-grade corporate debt securities with maturities of one to three years. Prior to February 27, 2009, the Fund’s benchmark was the Merrill Lynch 1-3 Year U.S. Treasury Index, which tracks the performance of sovereign debt publicly issued in the U.S. domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. The Fund changed its benchmark effective February 27, 2009 because the Advisor believes that the Barclays Capital U.S. 1-3 Year Government/Credit Index more closely reflects the Fund’s investment universe, with its investment in a broad range of fixed income securities, than does the previous benchmark of the Fund. The Fund’s average annual returns for the one-year, five-year and ten-year periods are shown compared to the Barclays Capital U.S. 1-3 Year Government/Credit Index, as well as the Fund’s previous benchmark, the Merrill Lynch 1-3 Year U.S. Treasury Index. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

	1 year(a)	5 years(a)	10 years(a)
Class Y shares returns before taxes	-0.34%	2.58%	3.91%
Class Y shares returns after taxes on distributions	-1.95%	1.22%	2.29%
Class Y shares returns after taxes on distributions and sale of Fund shares	-0.21%	1.41%	2.36%
Barclays Capital U.S. 1-3 Year Government/Credit Index (reflects no deductions for fees, expenses or taxes)	4.97%	3.81%	4.79%
Merrill Lynch 1-3 Year U.S. Treasury Index(b) (reflects no deductions for fees, expenses or taxes)	6.61%	4.06%	4.71%

(a)

Class Y shares have no operating history. The returns shown for all periods are the returns of Class Z shares of the Fund. Class Z shares, which are not offered in this prospectus, would have annual returns substantially similar to those of Class Y shares because they are invested in the same portfolio of securities. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares. If differences in expenses had been reflected, the returns shown would be higher.

(b)	As of January 1, 2009, Merrill Lynch & Co., Inc. is a wholly-owned subsidiary of Bank of America Corporation and an affiliate of the Advisor.

FUNDamentals™

After-Tax Returns

The after-tax returns shown in the table above are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.

Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or IRAs.

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Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Y shares of the Fund can be found in Hypothetical Fees and Expenses.

FUNDamentals™

Fund Expenses

In general, there are two kinds of fund expenses:

•	shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

•	annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

•

management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

•

other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

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Shareholder Fees (paid directly from your investment)

Class Y Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)(a)

Class Y Shares
Management fees(b)	0.44%
Distribution and service (Rule 12b-1) fees	0.00%
Other expenses	0.03%
Acquired fund fees and expenses	—
Total annual Fund operating expenses(c)	0.47%

(a)

The expenses shown are based on the expenses of the Fund’s Class Z shares, adjusted to reflect changes in the level of the Fund’s net assets and to reflect the transfer agency fees allocable to Class Y shares.

(b)	Management fees include an investment advisory fee of 0.30% and an administration fee of 0.14%.
(c)

The Advisor has contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, but including custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.48% annually through July 31, 2009. After July 31, 2009, the Advisor has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.48% of the Fund’s average daily net assets on an annualized basis. The Advisor, at its discretion, may revise or discontinue this arrangement at any time.

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Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $10,000 in Class Y shares of the Fund for the periods indicated,

•	you reinvest all dividends and distributions in the Fund,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the table above.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class Y Shares	$48	$151	$263	$591

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

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Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the Investment Company Act of 1940 (the 1940 Act).

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Holding Other Kinds of Investments

The Fund may hold investments that aren’t part of its principal investment strategies. These investments are described in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so.

Investing in Columbia Money Market Funds

The Fund may invest uninvested cash and cash collateral received in connection with its securities lending program in shares of the registered or unregistered money market funds advised by the Advisor. The Advisor and its affiliates receive fees from these funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliate). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliate) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of Columbia Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, www.columbiafunds.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

The Fund’s complete portfolio holdings as of a fiscal quarter-end are disclosed approximately 60 calendar days after such quarter-end. The Fund’s largest 15 holdings as a percent of the Fund’s portfolio as of a month-end are disclosed approximately 15 calendar days after such month-end.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the Columbia Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investments in money market

16

instruments or holdings of cash or cash equivalents. The Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

Portfolio Turnover

A mutual fund that replaces, or turns over, more than 100% of its investments in a year is considered to have a high portfolio turnover rate. A high portfolio turnover rate can generate larger distributions of short-term capital gains to shareholders, which for individuals are generally taxable at higher rates than long-term capital gains for federal income tax purposes. A high portfolio turnover rate can also mean higher brokerage and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions will have on its returns. The Fund generally buys securities for capital appreciation, investment income or both. However, the Fund may sell securities regardless of how long they’ve been held. You’ll find the Fund’s historical portfolio turnover rates in the Financial Highlights.

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Management of the Fund

Primary Service Providers

The Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, currently provide key services to the Fund and the other Columbia Funds, including investment advisory, administration, distribution, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of June 30, 2009, the Advisor had assets under management of approximately $310.5 billion. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. In rendering investment advisory services, the Advisor may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of the Advisor. The Advisor may also use the research and other expertise of other affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.30% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s annual report to shareholders for the fiscal year ended March 31, 2009.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

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Portfolio Managers

Information about the Advisor’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Leonard A. Aplet, CFA

Co-manager. Service with the Fund since 2004.

Managing Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 1987.

Ronald B. Stahl, CFA

Co-manager. Service with the Fund since 2006.

Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 1998.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets and is paid monthly, as follows:

Annual Administration Fee,

as a % of Average Daily Net Assets

Columbia Short Term Bond Fund	0.14%

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at One Financial Center, Boston, MA 02111. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The Transfer Agent is located at One Financial Center, Boston, MA 02111, and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. Class Y shares of the Fund pay the Transfer Agent monthly fees on a per-account basis. Fees paid to the Transfer Agent include reimbursements for certain out-of-pocket expenses, subject to certain limitations, paid by the Transfer Agent on the Fund’s behalf.

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Other Roles and Relationships of Bank of America and its Affiliates - Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

•	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

•	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;

•	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options. For example:

•

the Columbia Funds are available as investments in connection with brokerage or other securities products offered by Banc of America Investment Services, Inc. or Merrill Lynch, Pierce, Fenner & Smith Incorporated, both wholly-owned retail broker/dealers of Bank of America;

•

the Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds”; and

•	the Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

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Certain Legal Matters

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the Columbia Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively BAC), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.
On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

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About Class Y Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Class Y shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class Y shares offered by this prospectus. Contact your financial advisor or Columbia Funds for more information about the Fund’s share classes and how to choose among them.

Class Y Shares
Eligible Investors and Minimum Initial Investments	Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million. Initially, Class Y shares will be offered only to certain former shareholders of the Funds of Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the Advisor. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for details.

Investment Limits	none

Conversion Features	none

Front-End Sales Charges	none

Contingent Deferred Sales Charges (CDSCs)	none

Maximum Distribution and Service Fees	none

FUNDamentals™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Banc of America Investment Services, Inc.

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Financial Intermediary Compensation

The Distributor and the Advisor make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. The financial arrangements likely will vary for each intermediary.

The Distributor and the Advisor may make payments in larger amounts or on a different basis when dealing with other affiliates of Bank of America. Such increased or otherwise modified payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor, the Transfer Agent and the Advisor may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for shareholder servicing support vary by financial intermediary.

The Distributor and the Advisor may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and the Advisor and their affiliates are paid out of the Distributor’s and the Advisor’s own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and the Advisor and their affiliates and the services provided by financial intermediaries in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	—(Liabilities of the share class)
Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on the Advisor’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another mutual fund. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained an independent fair valuation pricing service to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

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Transaction Rules and Policies

You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day will receive that day’s net asset value per share. Orders received after the end of a business day will receive the next business day’s net asset value per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called a trade date.

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 800.422.3737. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during

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periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact Columbia Funds at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Columbia Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Columbia Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. See Buying, Selling and Exchanging Shares – Excessive Trading Practices for more information.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders – The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations – If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental

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impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices – The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/ dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known.

Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading – Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

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interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to

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trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

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Opening an Account and Placing Orders

Columbia Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Once you have opened an account, you can buy Class Y shares in a lump sum by check, by dividend diversification, by wire or by electronic funds transfer. Class Y shares are only available to the categories of eligible investors described below.

Eligible Investors and Minimum Initial Investments

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund.

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Initially, Class Y shares will be offered only to certain former shareholders of the Funds of Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the Advisor.

Minimum Additional Investments

There is no minimum additional investment for Class Y shares.

Dividend Diversification

Generally, you may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a Columbia Fund that were not assessed a sales charge at the time of your initial purchase. Call Columbia Funds at 800.345.6611 for details.

Wire Purchases

You may buy Class Y shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

You may buy Class Y shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated net asset value per share.

•	You generally buy Class Y shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Class Y shares sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The

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Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class Y shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class Y shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated net asset value per share.

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If you sell your shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you sell your shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, Columbia Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

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Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Columbia Fund into which you are exchanging.

Systematic Exchanges

You may buy Class Y shares of the Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling Columbia Funds at 800.345.6611.

The rules described below for making exchanges apply to systematic exchanges.

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Other Exchange Rules You Should Know

•	Exchanges are made at net asset value.

•	You can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund generally apply to exchanges into that Fund.

•	You may make exchanges only into a Columbia Fund that is legally offered and sold in your state of residence.

•	You generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged retirement plan, an exchange for shares of another fund is a taxable event, and you may recognize a gain or loss for tax purposes.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

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A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing Columbia Funds at the address on the back cover, or by calling us at 800.345.6611. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution of net investment income or net realized capital gain, because doing so can cost you money in taxes. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution schedule above before you invest.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain.

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If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

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Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. The Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

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The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

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Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

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For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

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For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

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A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

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The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

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Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested.

Class Y shares have no operating history. The financial highlights set forth below reflect the financial results of the Fund’s Class Z shares. Class Y shares would have had financial results similar to those of Class Z shares, which are not offered in this prospectus, because they are invested in the same portfolio of securities.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Fund’s financial statements, is included in the Fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

35

Columbia Short Term Bond Fund—Class Z Shares

	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2006(a)		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$9.87	$9.82	$9.73	$9.80		$10.06
Income from Investment Operations:
Net investment income(b)	0.45	0.46	0.42	0.33		0.24
Net realized and unrealized gain (loss) on investments and futures contracts	(0.43)	0.06	0.09	(0.07)		(0.25)
Total from investment operations	0.02	0.52	0.51	0.26		(0.01)
Less Distributions to Shareholders:
From net investment income	(0.44)	(0.47)	(0.42)	(0.33)		(0.23)
From net realized gains	—	—	—	—		(0.02)
Total distributions to shareholders	(0.44)	(0.47)	(0.42)	(0.33)		(0.25)
Increase from regulatory settlement	— (c)	—	—	—		—
Net Asset Value, End of Period	$9.45	$9.87	$9.82	$9.73		$9.80
Total return(d)(e)	0.27%	5.39%	5.39%	2.73%		(0.04)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses(f)	0.48%	0.48%	0.48%	0.47%		0.48%
Waiver/Reimbursement	0.04%	0.02%	0.02%	0.08	%(g)	0.10	%(g)
Net investment income(f)	4.68%	4.67%	4.29%	3.40%		2.37%
Portfolio turnover rate	58%	58%	72%	80%		128%
Net assets, end of period (000’s)	$1,133,563	$1,092,555	$857,655	$1,130,604		$926,514

(a)	On August 22, 2005, the Fund’s Primary A shares were renamed Class Z shares.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Rounds to less than $0.01 per share.
(d)	Total return at net asset value assuming all distributions reinvested.
(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)

Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02% and 0.08% for the periods ended March 31, 2006, and March 31, 2005, respectively.

36

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class Y shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

Columbia Short Term Bond Fund—Class Y Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year- End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.47%	4.53%	$10,453.00	$48.06
2	10.25%	0.47%	9.27%	$10,926.52	$50.24
3	15.76%	0.47%	14.21%	$11,421.49	$52.52
4	21.55%	0.47%	19.39%	$11,938.89	$54.90
5	27.63%	0.47%	24.80%	$12,479.72	$57.38
6	34.01%	0.47%	30.45%	$13,045.05	$59.98
7	40.71%	0.47%	36.36%	$13,635.99	$62.70
8	47.75%	0.47%	42.54%	$14,253.70	$65.54
9	55.13%	0.47%	48.99%	$14,899.39	$68.51
10	62.89%	0.47%	55.74%	$15,574.33	$71.61
Total Gain After Fees and Expenses				$5,577.31
Total Annual Fees and Expenses Paid					$589.50

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

37

Columbia Short Term Bond Fund

Class Y Shares

Prospectus, July 15, 2009

For More Information

You’ll find more information about the Fund and the other Columbia Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:	Columbia Funds c/o Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081

By Telephone:	800.345.6611

Online:	www.columbiafunds.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of Columbia Funds Series Trust, of which the Fund is a series, is 811-09645.

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

INT-36/19410-0709

38

Columbia Management®

COLUMBIA FUNDS SERIES TRUST

Class Y Shares

STATEMENT OF ADDITIONAL INFORMATION

July 15, 2009

Domestic Equity Fund
Columbia Large Cap Value Fund

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Fund’s prospectus dated July 15, 2009. The most recent annual report for the Fund, which includes the Fund’s audited financial statements dated February 28, 2009, are incorporated by reference into this SAI.

Copies of the Fund’s current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiafunds.com.

INT-39/19413-0709

1

SAI PRIMER

The SAI is a part of the Fund’s registration statement that is filed with the SEC. The registration statement includes the Fund’s prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Fund that is not required to be in the Fund’s prospectuses. The SAI expands discussions of certain matters described in the Fund’s prospectuses and provides certain additional information about the Fund that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Fund’s investments;

•	the Fund’s investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Fund;

•	the Fund’s brokerage practices;

•	the share classes offered by the Fund;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Fund, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Fund, and the Administrator

Administrator	Columbia Management Advisors, LLC

Advisor	Columbia Management Advisors, LLC

AMEX	American Stock Exchange

BAI	Banc of America Investment Services, Inc.

BANA	Bank of America, National Association

BAS	Banc of America Securities LLC

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Glossary

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 17 of Form N-1A

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.

Custodian or State Street	State Street Bank and Trust Company

Distributor	Columbia Management Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Fund, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Fund’s shares

FHLMC	Federal Home Loan Mortgage Corporation

Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association

The Fund	The open-end management investment company listed on the front cover of this SAI that is a series of the Trust

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” of the Fund as defined in the 1940 Act

Interested Trustee	The Trustee of the Board who is an “interested person” of the Fund as defined in the 1940 Act

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor

3

Glossary

IRS	United States Internal Revenue Service

Large Cap Value Fund	Columbia Large Cap Value Fund

LIBOR	London Interbank Offered Rate

Merrill Lynch	Merrill Lynch & Co., Inc.

MLPF&S	Merrill Lynch, Pierce, Fenner & Smith Incorporated

Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Principal Underwriter	Columbia Management Distributors, Inc.

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

4

Glossary

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Fund, and Columbia Management Services, Inc.

Transfer Agent	Columbia Management Services, Inc.

The Trust or CFST	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

5

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in major asset classes, and the Advisor had approximate assets under management of $323.5 billion as of March 31, 2009.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

On September 26, 2005, the name of the Fund was changed from Nations Value Fund to Columbia Large Cap Value Fund.

The Fund represents a separate series of the Trust and is an open-end diversified management investment company.

The Fund has a fiscal year end of February 28. Prior to August 2006, the Fund had a fiscal year end of March 31.

6

ABOUT THE FUND’S INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of the Fund’s total assets) and related principal investment risks for the Fund are discussed in the Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for the Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, the Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for the Fund supplements the discussion of investment policies in the Fund’s prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

2.	Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate;

3.	Purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts;

4.

Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business

7

activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; and

7.	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Non-Fundamental Investment Policies

1.	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	The Fund may not invest more than 15% of its net assets in illiquid securities.

3.	The Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	To the extent the Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Fund to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Advisor may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

8

2.	Pursuant to an exemptive order dated September 5, 2003, the Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Permissible Investments and Related Risks

The Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies for the Fund certain types of securities in which it is permitted to invest, including certain types of securities that are described in the Fund’s prospectuses. The Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent a type of security identified below for the Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which the Fund may invest is set forth below. The Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. The Fund may temporarily invest in money market instruments or hold cash. It may do so without limit, when the Advisor or sub-advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While the Fund engages in such strategies, it may not achieve its investment objective.

See also About the Fund’s Investments — Permissible Investments and Related Risks — Money Market Instruments.

Permissible Fund Investments

Investment Type	Large Cap Value Fund
Asset-Backed Securities	✓
Bank Obligations (Domestic and Foreign)	✓
Common Stock	✓
Convertible Securities	✓
Corporate Debt Securities	✓
Derivatives	✓
Index or Linked Securities (Structured Products)	✓
Futures Contracts and Options on Futures Contracts	✓
Stock Options and Stock Index Options	✓
Swap Agreements	✓
Dollar Rolls	✓
Foreign Currency Transactions	✓
Foreign Securities	✓
Guaranteed Investment Contracts (Funding Agreements)	✓
Illiquid Securities	✓
Initial Public Offerings	✓
Investments in Other Investment Companies	✓

9

Permissible Fund Investments

Investment Type	Large Cap Value Fund
Low and Below Investment Grade Securities	✓
Money Market Instruments	✓
Mortgage-Backed Securities	✓
Participation Interests	✓
Preferred Stock	✓
Private Placement and Other Restricted Securities	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓
Repurchase Agreements	✓
Reverse Repurchase Agreements	✓
Stripped Securities	✓
U.S. Government and Related Obligations	✓
Variable- and Floating-Rate Obligations	✓
Warrants and Rights	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations.

10

Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. The Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the Federal Deposit Insurance Corporation (FDIC) up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can

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be listed and traded on domestic stock exchanges, such as the NYSE, AMEX or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

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Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities include fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the

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event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

The Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

The Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by the Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. The Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing the Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from the Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when the Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

The Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

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Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. The Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, the Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent the Fund invests in these types of securities, the Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

The Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, the Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which the Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would

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receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Advisor. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Advisor. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, the Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, the Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

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Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Fund, neither the Trust nor the Fund is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of the Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with the Fund’s custodian.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated

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account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the hedge position then currently held by the Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by the Fund is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. The Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, the Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

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To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit the Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by

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selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Options on Futures Contracts. The Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

The Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by the Fund is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. In as much as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the

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Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. The Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by the Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities sought to be hedged; there can be no assurance that the Advisor will be successful in doing so.

Stock Options and Stock Index Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or

21

may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The successful use of the Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by the Fund expires unexercised, the Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has

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been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, the Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when the Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Fund generally will treat purchased dealer options as illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund’s investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to the Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium

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reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. The Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s prospectuses) of the Fund’s net assets would be invested in (i) illiquid investments (determined

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under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Index Options. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that the Fund may not write covered options on an index.

Foreign Stock Index Options. The Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. The Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Another example is if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Additionally, whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other

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investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for the Fund. The Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. The Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Advisor does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the

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contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. The Fund foregoes principal and interest paid on the securities during the “roll” period. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by the Fund from the transaction. Dollar rolls also involve risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow the Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” The Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of the Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. The Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may

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suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow the Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. The Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow the Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. The Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow the Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which the Fund’s securities are denominated.

The Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by the Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for the Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency the Fund is obligated to deliver at the time the Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that the Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to the Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

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Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce the Fund’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of the insurance

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company’s general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. The Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to the Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by the Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, the Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

The Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. The Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on the Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on the Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to the Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which the Fund seeks to achieve its investment objective. The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by the Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that the Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by companies controlled by the Fund. Such other investment companies may include ETFs which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although the Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there

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may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for the Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that the Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, the Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Advisor to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, the Fund may be more dependent on the Advisor’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

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The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish the Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by the Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of the Fund’s net assets. The Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

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Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by

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mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which the Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as the Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. The Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

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In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction: A breakdown in the auction process can occur; in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter

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of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which the Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase. The Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, the Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate

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enforcement of the Fund’s rights) and exemptions thereto (which would permit the Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, the Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, the Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund’s rights. For example, if the Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, the Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which the Fund sells a security subject to the obligation of a buyer to resell and the Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by the Fund.

Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPs) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

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U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable and Floating-Rate Obligations for more information.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, the Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

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When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by the Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, the Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that the Fund agrees to purchase the securities. The Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Advisor may determine not to complete a transaction if it deems it appropriate. In such cases, the Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. The Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to the Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

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Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind and step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

The Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Fund’s Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, the Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund. In general, pursuant to the 1940 Act, the Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Fund participates in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

Pursuant to an exemptive order from the SEC, the Fund may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

The Fund will sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If the Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when the Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in

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the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to the Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, the Fund may engage in short sales that are not “against the box,” which are sales by the Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, the Fund must borrow or purchase the security. If borrowed, the Fund is then obligated to replace the security borrowed from the third party, so the Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by the Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although the Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

The Fund’s successful use of short sales also will be subject to the ability of the Advisor to predict movements in the directions of the relevant market. The Fund therefore bears the risk that the Advisor will incorrectly predict future price directions. In addition, if the Fund sells a security short, and that security’s price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of the Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, the Fund may make secured loans of its portfolio securities to broker/

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dealers and other institutional investors. Securities loans by the Fund are made pursuant to agreements that require that loans be secured continuously by collateral in cash. The Fund retains all or a portion of the income received on investment of cash collateral. A borrower will pay to the Fund an amount equal to any dividends or interest received on securities loaned, but the borrower typically will receive a portion of the income earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, the Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

The Fund typically invests the cash collateral it receives in connection with its securities lending program directly or indirectly in high quality, short-term investments. The Fund may invest some or all of such cash collateral in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent or its affiliates. The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliate) and the Fund with respect to the management of such cash collateral.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

For the Fund’s portfolio turnover rate, see the Financial Highlights section in the prospectuses for that Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

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Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•

For equity, convertible, balanced and asset allocation Columbia Funds, other than small cap and specialty Columbia Funds a complete list of portfolio holdings as of a month-end is posted approximately 15 calendar days after such month-end.

•

For small cap and specialty Columbia Funds and those Columbia Funds that are sub-advised by Marsico, a sub-advisor for certain Columbia Funds, a complete list of portfolio holdings as of a month end is posted approximately 30 calendar days after such month-end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Columbia Money Market Funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of a month-end on their website, generally within 15 calendar days after such month-end. In general, the equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their largest 5-15 holdings (by security or issuer).

The Columbia Funds may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds’ policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia

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Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

FactSet Research Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor, and Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Institutional Shareholder Services (ISS)	None	Proxy voting administration and research on proxy matters utilized by MacKay Shields LLC, sub-advisor to certain Columbia Funds.	Daily

Cogent Consulting LLC	None	Utilized by Marsico Capital Management, LLC, sub-advisor for certain Columbia Funds, to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

Kynex	None	Use to provide portfolio attribution reports.	Daily

Bowne & Co.	None	Use for printing of the following materials: prospectuses, supplements and SAIs.	Monthly/quarterly

Bloomberg	None	Use for portfolio analytics.	Daily

Lehman Point	None	Use for analytics including risk and attribution assessment.	Daily

ADP	None	Proxy voting and research utilized by Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds.	Daily

Investment Technology Group, Inc. (ITG, formerly known as Macgregor)	None	Order management system utilized by Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds that stores trading data and is used for trading and compliance purposes.	Ad hoc

Advent/AXP	None	Portfolio accounting system utilized by Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad hoc

Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	None	Evaluation and assessment of trading activity, execution and practices by the Advisor.	Five days after quarter-end

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Checkfree	None	To facilitate the investment management of bank client accounts.	Daily

BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc

State Street	None	Use to provide custodian services.	Real time

Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

Morningstar, Inc.	None	Use for independent research and ranking of Columbia Funds.	Daily

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INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund. In rendering investment advisory services, the Advisor may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of the Advisor. Columbia Management Pte. Ltd. is not registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended. Columbia Management Pte. Ltd. has entered into a Memorandum of Understanding (MOU) with the Advisor pursuant to which Columbia Management Pte. Ltd. is considered a “participating affiliate” of the Advisor as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisors to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered investment advisor. Investment professionals from Columbia Management Pte. Ltd. may render portfolio management or research services to clients of the Advisor, including the Funds, under the MOU, and are subject to supervision by the Advisor.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of the Advisor’s obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to the Fund for any act or omission in the course of, or connected with, rendering services thereunder.

The Investment Advisory Agreement became effective with respect to the Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) on at least 60 days’ notice or by the Advisor on at least 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Fund pays the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Fees and Expenses — Annual Fund Operating Expenses in the Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

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The Advisor received fees from the Fund for its services as reflected in the following chart, which shows the advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal years.

Advisory Fees Paid by the Fund

Fund	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008	Fiscal Period Ended February 28, 2007	Fiscal Year Ended March 31, 2006
Large Cap Value Fund
Advisory Fee Paid	$13,798,451	$19,857,743	$17,788,096	$13,620,302
Amount Waived by the Advisor	—	$216,667	$558,630	$200,002
Amount Reimbursed by the Advisor	—	—	—	$1,705,234	*

*	These fees were reimbursed by the Advisor in connection with a commitment by Bank of America to return certain fees to any Fund that was the subject of a market timing agreement, even if there was no negative impact to any Fund shareholders arising from any such agreement.

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Advisor who are responsible for making the day-to-day investment decisions for the Fund. As described in the Management of the Fund — Primary Service Providers section of the Fund’s prospectuses, the portfolio manager(s) of the Advisor who are responsible for the Fund are:

Portfolio Manager(s) of the Advisor

Portfolio Manager	Fund
Lori J. Ensinger	Large Cap Value Fund
David I. Hoffman	Large Cap Value Fund
Noah J. Petrucci	Large Cap Value Fund
Diane L. Sobin	Large Cap Value Fund

Compensation

As of the Fund’s most recent fiscal year end, the Advisor’s portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Portfolio Manager	Primary Benchmark(s)	Peer Group(s) Lipper Classification
Lori J. Ensinger	Russell 1000 Value Index	Large-Cap Value
David I. Hoffman	Russell 1000 Value Index	Large-Cap Value
Noah J. Petrucci	Russell 1000 Value Index	Large-Cap Value
Diane L. Sobin	Russell 1000 Value Index	Large-Cap Value

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The size of the overall bonus pool each year is determined by Columbia Management Group, LLC and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Advisor managed, as of February 28, 2009.

Other Accounts Managed by the Portfolio Manager(s)

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Lori J. Ensinger	13	$3.15 billion	2	$267.2 million	5,323	$2.1 billion
David I. Hoffman	13	$3.15 billion	2	$267.2 million	5,329	$2.1 billion
Noah J. Petrucci	13	$3.15 billion	2	$267.2 million	5,329	$2.1 billion
Diane L. Sobin	13	$3.15 billion	2	$267.2 million	5,334	$2.1 billion

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the compensation of the Advisor’s portfolio manager(s) is based on performance, as of February 28, 2009.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Lori J. Ensinger	—	—	—	—	—	—
David I. Hoffman	—	—	—	—	—	—
Noah J. Petrucci	—	—	—	—	—	—
Diane L. Sobin	—	—	—	—	—	—

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by the Advisor’s portfolio manager(s), as of February 28, 2009.

Portfolio Manager Ownership of the Funds as of February 28, 2009

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
Lori J. Ensinger	Large Cap Value Fund	$100,001 – $500,000
David I. Hoffman	Large Cap Value Fund	$50,001 – $100,000	(a)
		$100,001 – $500,000	(b)
Noah J. Petrucci	Large Cap Value Fund	$50,001 – $100,000	(a)
		$1 – $ 10,000	(b)
Diane L. Sobin	Large Cap Value Fund	$100,001 – $500,000	(a)
		$10,000 – $ 50,000	(b)

(a)	Excludes any notional investments.
(b)	Notional investments through a deferred compensation account.

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The Advisor’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Advisor are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and

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other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Advisor and its affiliates.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Fund.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of the Fund; (iii) prepare and, if applicable, file all documents required for compliance by the Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of the Fund’s other third party service providers; and (vi) maintain certain books and records of the Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administration Agreement, and as shown in the section entitled Fees and Expenses — Annual Fund Operating Expenses in the Fund’s prospectuses.

The following chart shows the administration fees paid to the Administrator for the three most recently completed fiscal years.

Administration Fees Paid by the Fund

Fund	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008	Fiscal Period Ended February 28, 2007	Fiscal Year Ended March 31, 2006
Large Cap Value Fund
Administration Fee Paid	$4,741,946	$7,040,233	$6,133,720	$4,684,232
Amount Waived/Reimbursed by the Administrator	$200,002	$200,001	$183,015	$200,002

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Fund. Columbia Management Advisors, LLC is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Fund. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust

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Company provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street Bank and Trust Company an annual fee of $38,000 paid monthly. The Fund also reimburses State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Trust entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, the Fund reimburses Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia Management Advisors, LLC in the performance of services under the Services Agreement. Prior to January 1, 2008, the Fund also reimbursed Columbia Management Advisors, LLC for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia Management Advisors, LLC was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between Columbia Management Advisors, LLC and State Street Bank and Trust Company, Columbia Management Advisors, LLC delegated certain functions to State Street Bank and Trust Company. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia Management Advisors, LLC and discussed below) were paid to State Street Bank and Trust Company. The Fund also reimbursed Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties for pricing the portfolio securities of the series of the Trust and direct internal costs incurred by Columbia Management Advisors, LLC in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid

Columbia Management Advisors, LLC and State Street Bank and Trust Company received fees from the Fund for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street Bank and Trust Company and to Columbia Management Advisors, LLC for the three most recently completed fiscal years. Prior to December 1, 2005, pricing and bookkeeping agency services were provided by the Administrator under the Administration Agreement.

Pricing and Bookkeeping Fees Paid by the Fund

Fund	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008	Fiscal Period Ended February 28, 2007	Fiscal Year Ended March 31, 2006
Large Cap Value Fund	$141,105	$152,768	$144,452	$53,764
Amount Paid to Columbia Management Advisors, LLC	—	$11,588
Amount Paid to State Street Bank and Trust Company	$141,105	$141,180

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Fund. The Distributor’s address is: One Financial Center, Boston, MA 02111.

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Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Fund on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to the Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained, for the past three fiscal periods.

Underwriting Commissions Paid by the Fund and Retained by the Distributor

Fund	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008	Fiscal Period Ended February 28, 2007	Fiscal Year Ended March 31, 2006
Large Cap Value Fund
Amount Paid
Class Y shares	N/A	N/A	N/A	N/A
Amount Retained
Class Y shares	N/A	N/A	N/A	N/A

Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of the Fund’s prospectuses, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Fund for the various services they provide to the Fund. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Fund, each of which typically is included as an exhibit to Part C of the Fund’s registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Fund is based, in some manner, on the size of the Fund’s assets under management. As the size of the Fund’s assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Fund. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Fund’s prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the

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SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Fund may arise from the financial services activities of Bank of America and its affiliates, including, for example, the investment advisory/management services it provides for clients and customers other than the Fund. In this regard, Bank of America is a major financial services company. Bank of America and its affiliates, including, for example, BANA (including its U.S. Trust, Bank of America Private Wealth Management division), BAS, BAI, Merrill Lynch, MLPF&S and the First Republic division of Merrill Lynch Bank & Trust Co., are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Fund. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Fund. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Fund. The Advisor and Bank of America’s other investment advisor affiliates (including Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Fund, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Fund and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Fund.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to the Fund and/or investment decisions made for the Fund by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Fund may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Fund. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Fund is invested. For example, the Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of the Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Fund and causes the Fund to experience less favorable trading

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results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Fund. In this situation, the allocation of, and competition for, investment opportunities among the Fund and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Fund and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interest.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of the Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Fund. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Fund. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interest.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Advisor may receive in connection with brokerage services provided to the Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to the Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by the Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Fund, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Fund. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other

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advised/managed funds and accounts over the Fund. Trades made by Bank of America and its affiliates for the Fund may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Fund and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Fund as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Fund for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to the Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Fund, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Fund, Bank of America and its affiliates have adopted policies and procedures, and the Fund, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Fund may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Fund. For example, BAS or MLPF&S may sell securities to the Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Fund and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Fund and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Fund’s investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Fund’s Investments — Certain Investment Activity Limits.

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Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Fund

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which the Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, the Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by the Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI or MLPF&S, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management or the First Republic division of Merrill Lynch Bank & Trust Co., as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Fund’s shares, in addition to the sales-related and other compensation that these parties may receive from the Fund. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Fund that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Fund is generally based on the Fund’s assets under management and those assets will grow as shares of the Fund are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for the Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02266-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Fund. Effective January 1, 2008, the Fund pays the Transfer Agent an annual transfer agency fee of $17.34 per account, payable monthly. In addition, the Fund may pay the Transfer Agent for the fees and expenses the Transfer Agent pays to third party dealer firms that maintain omnibus accounts with the Fund, subject to a cap equal to 0.15% of the Fund’s net assets represented by the account. The Fund also pays certain reimbursable out-of-pocket expenses to

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the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. For the period April 1, 2006 through December 31, 2007, the Fund paid the Transfer Agent an annual fee of $17.00 per account, payable monthly. For the period November 1, 2005 through March 31, 2006, the Fund paid the Transfer Agent an annual fee of $15.23 per account, payable monthly. For the period September 1, 2005 through December 31, 2007, the Transfer Agent was entitled to reimbursement by the Fund for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund’s net assets represented by the account.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Fund’s sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Fund’s Custodian. State Street is responsible for safeguarding the Fund’s cash and securities, receiving and delivering securities and collecting the Fund’s interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Fund’s independent registered public accounting firm. The Fund issues unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Fund’s fiscal year ended February 28, 2009 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Fund’s books and review its tax returns for the fiscal year ended February 28, 2010.

The Report of the Independent Registered Public Accounting firm and the audited financial statements included in the Annual Report to Shareholders of the Fund dated February 28, 2009 are incorporated herein by reference. No other parts of the annual report or semi-annual report to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Fund’s prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue, N.W., Washington, D.C. 20001.

Distribution and Servicing Plans

The Trust has not adopted distribution and servicing plans for Class Y shares of the Fund.

Expense Limitations

The Advisor has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages:

Fund	Expenses Exceeding:
Large Cap Value Fund	1.00% of average daily net assets

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Codes of Ethics

The Fund, the Advisor, Brandes and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Fund. These Codes of Ethics are included as exhibits to Part C of the Fund’s registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Fund has delegated to the Advisor or, as applicable, the sub-advisor, the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor and sub-advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor (or sub-advisor), its affiliates, its other clients or other persons.

The Advisor’s policy is to vote proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Voting Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Voting Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and operations functions. In addition to the responsibilities described above, the Proxy Voting Committee has the responsibility to review, at least annually, the Advisor’s proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Voting Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Fund. References to the best interests of the Fund refer to the interest of the Fund in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Voting Committee does not consider any benefit other than benefits to the Fund. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

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Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiafunds.com and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s and the sub-advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Fund, the services of certain officers of the Fund and such other personnel (other than the personnel of the Advisor or the investment sub-advisor(s), if applicable) as are required for the proper conduct of the Fund’s affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Fund’s shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of the Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Fund.

The Fund pays or causes to be paid all other expenses of the Fund, including, without limitation: the fees of the Advisor, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Fund; brokerage commissions chargeable to the Fund in connection with Fund securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Fund to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Fund’s shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Fund (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Fund’s shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Fund’s shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund’s operation unless otherwise explicitly assumed by the Advisor or the Administrator.

Expenses of the Fund which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

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FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Fund. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility to assure that the Fund is managed in the best interests of shareholders. The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director — E.J. Boudreau & Associates (consulting), from 2000 through current	66	None

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	66	Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President and Chief Executive Officer — California Bank, N.A., from January 2008 through current	66	None

R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer — Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman — Conseco, Inc. (insurance), September 2003 through current; Executive Chairman — Conseco, Inc. (insurance), August 2004 through September 2005	66	Director — Conseco, Inc. (insurance)

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	Retired; President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate) 1982 through 2007	66	Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan

Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President — Micco Corporation and Mickel Investment Group	66	Board Member — Piedmont Natural Gas

Interested Trustee Biographical Information

Anthony M. Santomero* (Born 1946) Trustee	Indefinite term; Trustee since January 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006	66	Director — Renaissance Reinsurance Ltd.; Director — Penn Mutual Life Insurance Company; Director — Citigroup

*	Mr. Santomero is currently deemed by the Columbia Funds to be an “interested person” (as defined in the 1940 Act) of the Fund because he serves as a Director of Citigroup, Inc. (“Citigroup”), a company that may through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor.

Standing Committees

The Trust has four standing committees, including the Audit Committee, the Contracts Review Committee, the Governance Committee and the Investment Committee.

The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of a Company, and the Fund’s investment advisor(s), administrator(s) and other key service providers

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(other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of the Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Fund maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for the Fund prior to the engagement of such independent auditor; (iii) pre-approve all audit and non-audit services provided to the Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by the Fund’s independent auditor to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins, Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all not “interested persons” (as defined in the 1940 Act). The Audit Committee met on six occasions during the last fiscal year.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Board as to: (i) contractual arrangements; (ii) the factors considered in approving advisory and sub-advisory contracts; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The members of the Contracts Review Committee are R. Glenn Hilliard, William P. Carmichael, John J. Nagorniak and Anthony M. Santomero. With the exception of the Interested Trustee, the Contracts Review Committee members are all not “interested persons” (as defined in the 1940 Act). The Contracts Review Committee met on five occasions during the last fiscal year.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of the Fund’s investment advisor or sub-advisor or any control affiliate thereof, including deferred compensation and retirement policies; and (iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw, William A. Hawkins, R. Glenn Hilliard and William P. Carmichael. The Governance Committee members are all not “interested persons” (as defined in the 1940 Act). The Governance Committee met on four occasions during the last fiscal year.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Advisor on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee

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assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Fund; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Advisor; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Each Trustee is a member of the Investment Committee. With the exception of the Interested Trustee, the Investment Committee members are all not “interested persons” (as defined in the 1940 Act). The Investment Committee met on five occasions during the last fiscal year.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended February 28, 2009

Name of Trustee	Aggregate Compensation for Large Cap Value Fund for the Fiscal Year ended February 28, 2009
Edward J. Boudreau, Jr.(b)	$3,736
William P. Carmichael(c)	$4,671
Minor M. Shaw(d)	$3,580
R. Glenn Hilliard(e)	$3,621
William A. Hawkins(f)	$3,696
John J. Nagorniak(g)	$3,231

Interested Trustee Compensation for the Fiscal Year Ended February 28, 2009

Anthony M. Santomero(h)	$3,154

Independent Trustee Compensation for the Calendar Year Ended December 31, 2008

Name of Trustee	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2008(a)
Edward J. Boudreau, Jr.(b)	$245,000
William P. Carmichael(c)	$302,500
Minor M. Shaw(d)	$227,500
R. Glenn Hilliard(e)	$231,250
William A. Hawkins(f)	$240,000
John J. Nagorniak(g)	$185,000

Interested Trustee Compensation for the Calendar Year Ended December 31, 2008

Anthony M. Santomero(h)	$180,000

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

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(b)	During the fiscal year ended February 28, 2009, Mr. Boudreau deferred $1,121 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Boudreau deferred $66,069 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(c)	During the fiscal year ended February 28, 2009, Mr. Carmichael deferred $0 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Carmichael deferred $46,032 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(d)	During the fiscal year ended February 28, 2009, Ms. Shaw deferred $1,790 of her compensation from the Fund. During the calendar year ended December 31, 2008, Ms. Shaw deferred $104,833 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(e)	During the fiscal year ended February 28, 2009, Mr. Hilliard deferred $3,351 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Hilliard deferred $213,121 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(f)	During the fiscal year ended February 28, 2009, Mr. Hawkins deferred $0 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Hawkins deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(g)	During the fiscal year ended February 28, 2009, Mr. Nagorniak deferred $969 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Nagorniak deferred $51,156 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(h)	During the fiscal year ended February 28, 2009, Mr. Santomero deferred $1,577 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Santomero deferred $82,952 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) selected by such Trustee.

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Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of the Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2008

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.	Large Cap Value Fund — A	E

William P. Carmichael	Large Cap Value Fund — A	E

Minor M. Shaw	Large Cap Value Fund — A	E

R. Glenn Hilliard	Large Cap Value Fund — A	E

William A. Hawkins	Large Cap Value Fund — A	E

John J. Nagorniak	Large Cap Value Fund — A	D

Interested Trustee Ownership for the Calendar Year Ended December 31, 2008

Anthony M. Santomero	Large Cap Value Fund — A	D

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The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)	President	2009	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer — Columbia Funds, from June 2008 to January 2009; Treasurer — Columbia Funds, October 2003 — May 2008; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003 — December 2004; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael G. Clarke (Born 1969)	Senior Vice President and Chief Financial Officer	2008	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration, June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)	Treasurer	2008	Director of Fund Administration of the Advisor since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Julian Quero (Born 1967)	Deputy Treasurer	2003	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Timothy P. Kane (Born 1974)	Assistant Treasurer	2008	Head of Valuation of the Advisor since July 2007; Manager, Accounting Oversight Department of the Advisor since September 2004; Internal Auditor, State Street Corporation (financial services) from June 2004 to September 2004; Senior Auditor, Deloitte (public accounting firm) prior to June 2004.

Kenneth E. O’Connor (Born 1970)	Assistant Treasurer	2008	Head of Mutual Fund Performance of the Advisor since September 2006; Senior Manager, Mutual Fund Performance of the Advisor from 2003 to September 2006.

Joseph F. DiMaria (Born 1968)	Chief Accounting Officer	2008	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President and Director, Columbia Management Services, Inc. since July 2004; Managing Director, Columbia Management Distributors, Inc. since August 2007; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Kathryn Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Managing Director of the Advisor since May 2009; Assistant General Counsel, Bank of America from October 2006 through May 2009; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 through October 2006.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Laura E. Flores (Born 1976)	Assistant Secretary	2008	Assistant General Counsel, Bank of America since September 2008; Associate, Morgan, Lewis & Bockius, LLP (law firm) from September 2004 to September 2008.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make(s) the day-to-day investment decisions for the Fund, as applicable) is responsible for decisions to buy and sell securities for the Fund, for the selection of broker/dealers, for the execution of the Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Fund is affiliated with the NYSE specialist firm Banc of America Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Banc of America Specialist, Inc. may make a market in certain securities held by the Fund.

In placing orders for portfolio securities of the Fund, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other

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cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Fund. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. The Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Fund.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for the Fund and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Fund.

The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse

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repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that the Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for the Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Fund with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following tables describe the amounts of brokerage commissions paid by the Fund during its three most recently completed fiscal years. In certain instances the Fund may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Fund

Fund	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008	Fiscal Period Ended February 28, 2007	Fiscal Year Ended March 31, 2006
Large Cap Value Fund	$3,621,587	$3,846,915	$4,377,579	$3,474,135

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The Fund paid no brokerage commissions to affiliated broker/dealers for the three most recently completed fiscal years.

Directed Brokerage

The Fund or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund’s brokerage transactions to a broker/dealer because of the research services it provides the Fund or the Advisor.

During the fiscal year ended February 28, 2009, the Fund directed brokerage transactions as follows:

Fund	Amount of Transactions	Amount of Commissions
Large Cap Value Fund	$642,253,292	$585,936

Securities of Regular Broker/Dealers

In certain cases, the Fund, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

As of February 28, 2009, the Fund owned securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of February 28, 2009

Fund	Broker/Dealer	Dollar Amount of Securities Held
Large Cap Value Fund	J.P. MORGAN CHASE & CO.	$49,308,244
	GOLDMAN SACHS GROUP INC	$35,767,116
	MORGAN STANLEY	$9,740,690

Additional Shareholder Servicing Payments

The Fund, along with the Transfer Agent and/or the Distributor, may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary. The Fund’s Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts to financial intermediaries in connection with the provision of these shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Fund also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for

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literature for participants, account maintenance fees or fees for the establishment of the Fund on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and other Bank of America affiliates had not agreed to make shareholder servicing payments to any financial intermediaries with respect to Class Y shares; however, the Distributor and/or other Bank of America affiliates have entered into such agreements with respect to other classes of shares of the Fund, and may enter into such agreements with respect to Class Y shares in the future without notice to Class Y shareholders. For more information relating to such agreements, see the Statement of Additional Information relating to the other classes of shares of the Fund.

Additional Financial Intermediary Payments

The Distributor and other Bank of America affiliates may pay compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Fund, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Fund.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a Class Y share, the amount the Fund will receive as proceeds from such sales or the expenses paid by Class Y shares as shown under the heading Fees and Expenses in the Fund’s Class Y shares prospectus.

Marketing Support Payments

The Distributor and the Advisor may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Fund and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

The financial arrangements likely will vary for each financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a materially different basis when dealing with other affiliates of Bank of America. Such increased or otherwise modified payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

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As of the date of this SAI, the Distributor and other Bank of America affiliates had not agreed to make marketing support payments to any financial intermediaries with respect to Class Y shares; however, the Distributor and/or other Bank of America affiliates have entered into such agreements with respect to other classes of shares of the Fund, and may enter into such agreements with respect to Class Y shares in the future without notice to Class Y shareholders. For more information relating to such agreements, see the Statement of Additional Information relating to the other classes of shares of the Fund.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Fund offers shares in the classes shown in the table below. Subject to certain limited exceptions discussed in the Fund’s prospectuses, the Fund may no longer be accepting new investments from current shareholders or prospective investors. Class B shares of the Fund are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Fund will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of the Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of the Fund. The Fund, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of the Fund without thereby changing the proportionate beneficial interests in the Fund and to divide such shares into classes. Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of the Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Fund

Fund	Class A Shares	Class B Shares*	Class C Shares	Class R Shares	Class Y Shares	Class Z Shares
Large Cap Value Fund	✓	✓	✓	✓	✓	✓

*	Class B shares of the Fund are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Fund will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of the Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of the Fund. See the prospectus for Class B shares of the Fund for details.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Fund’s shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of its assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund’s debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Fund’s obligation only if the Fund had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

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Dividend Rights

The shareholders of the Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of the Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Investment Advisory Agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by the Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

With the exception of Class B shares, which no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares as described in the prospectus for Class B shares of the Fund, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in the Fund’s prospectuses.

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Redemptions

The Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Fund utilizing the methods, and subject to the restrictions, described in the Fund’s prospectuses. The following information supplements information in the Fund’s prospectuses.

The Fund has authorized one or more broker/dealers to accept buy and sell orders on the Fund’s behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Fund’s behalf. The Fund will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Fund may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans)

The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. BANA is the custodian/trustee and plan sponsor of the Columbia Management prototype plans offered through the Distributor. In general a $20 annual fee is charged.

Participants in Retirement Plans not sponsored by BANA, not including IRAs, may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in BANA sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares or Class T shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

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•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class E shares and Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares within 365 days, up to the amount of the

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sales proceeds. The purchase must be made into an account for the same owner but does not need to be into the same Columbia Fund from which the shares were sold. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 365 days after the shares are sold and purchases of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Contingent Deferred Sales Charge Waivers (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC in the following circumstances:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant on an account; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Medical payments: Upon request by a shareholder, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of age 591/2.

Loans from qualified retirement plans: CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.

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Accounts liquidated by Distributor: CDSCs may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary returns the applicable portion of any commission paid by the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Plans of reorganization: At the Fund’s discretion, CDSCs may be waived for shares issued in connection with plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Anti-Money Laundering Compliance

The Fund is required to comply with various anti-money laundering laws and regulations. Consequently, the Fund may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of the Fund is based on the Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Fund is open for business, unless the Board determines otherwise.

The value of the Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Fund’s fair valuation procedures.

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Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Fund’s fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in the Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Advisor’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Fund’s prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in the Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.

Qualification as a Regulated Investment Company

It is intended that the Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. The Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to the Fund, even though the Fund is a series of the Trust. Furthermore, the Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of the Fund’s investments in master limited partnerships (MLPs) may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

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The Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of the Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which the Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends as defined below). The Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that the Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by the Fund will be subject to tax at regular corporate rates.

In addition, although the Fund generally intends to distribute all of its net capital gain, the Fund may determine to retain for investment all or a portion of its net capital gain. If the Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury Regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, the Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, the Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from the Fund in the year they are actually distributed. If the Fund declares a distribution to shareholders of

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record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, the Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If the Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income for the year (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by the Fund).

Capital Loss Carryforwards

Subject to certain limitations, the Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gains. The Fund cannot carry back or carry forward any net operating losses.

Equalization Accounting

The Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals the Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by the Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

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If the Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. The Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though the Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by the Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If the Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether the Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by the Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by the Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options that may be used by the Fund will be deemed “Section 1256 contracts.” The Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule

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and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds the Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by the Fund involving certain derivative instruments, such as forwards, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If the Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

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The amount of long-term capital gain the Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions.

In addition, the Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in derivatives transactions.

Any investment by the Fund in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

The Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in

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the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by the Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied the regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or to sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions and gain may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require the Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. The Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of

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acquiring shares in the corporation, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Distributions paid out of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. The Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). The Fund will designate Capital Gain Dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or

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she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution.

Foreign Taxes

Amounts realized by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that the Fund will qualify for this election.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by the Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

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The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

Backup Withholding

The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of the Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Fund are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that the Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, distributions made to foreign shareholders other than Capital Gain Dividends will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such

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as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2010, distributions made to foreign shareholders and properly designated by the Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer; (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, distributions properly designated as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2010, “short-term capital gain dividends” (defined below) are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividend and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. “Short-term capital gain dividends” are distributions attributable to the Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

It is currently unclear whether Congress will extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends for tax years beginning on or after January 1, 2010.

In the case of shares held through an intermediary, even if the Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation, and an intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Even if permitted to do so, the Fund provides no assurance that it will designate any distributions as interest-related dividends or short-term capital gain dividends.

Special rules apply to distributions to foreign shareholders from the Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions described

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below. Additionally, special rules apply to the sale of shares in the Fund if it is a USRPHC. Generally, a USRPHC is a domestic corporation that holds USRPIs — defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund that holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph will also apply to distributions from the Fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

If the Fund is a USRPHC or would be a USRPHC but for the above-mentioned exceptions, amounts the Fund receives from REITs derived from gains realized from USRPIs will retain the character as such in the hands of the Fund’s foreign shareholders. In the hands of an foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder will be required to file a U.S. income tax return for the year recognized, and the Fund must withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior 12 months), such amounts will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If the Fund is subject to the rules of this paragraph, its foreign shareholders will also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares. Prior to January 1, 2010, if the Fund is a USRPHC or would be a USRPHC but for the above-mentioned exceptions, similar rules also apply to any non-REIT USRPI gains recognized by the Fund directly or indirectly through certain lower-tier regulated investment companies. It is currently unclear whether Congress will extend this treatment to January 1, 2010 and beyond.

In addition, if the Fund is a USRPHC, it must typically withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, no withholding is generally required with respect to amounts paid in redemption of shares of the Fund if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled USRPHCs. It is currently unclear whether Congress will extend this exemption from withholding to January 1, 2010 and beyond.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder

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could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if the Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of June 30, 2009, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of the Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Fund

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Large Cap Value Fund — Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7 TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	1,074,627.2560	6.95%

Large Cap Value Fund — Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	363,943.0520	8.43%

Large Cap Value Fund — Class R	COMMUNITY BANK NA AS CUST FBO SIMED 1165(E) RETIREMENT PLAN 6 RHOADS DR STE 7 UTICA NY 13502-6317	18,683.5680	82.98%

Large Cap Value Fund — Class R	MG TRUST CO CUST FBO A MCBRIDE CONCRETE & MASONRY IN 700 17TH ST STE 300 DENVER CO 80202-3531	1,707.9830	7.59%

Large Cap Value Fund — Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	54,252,784.8700	40.63%

Large Cap Value Fund — Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA/ TX4-213-06-14 PO BOX 1939 HOUSTON TX 77251-1939	17,639,656.1430	13.21%

Large Cap Value Fund — Class Z	BANK OF AMERICA TTEE 401 (K) FOR LEGACY FLEET TRUST PO BOX 1939 HOUSTON TX 77251-1939	13,985,534.4110	10.47%

Control Person Ownership of the Fund

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Large Cap Value Fund —	NONE	N/A	N/A

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APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

A-1

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

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Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

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Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

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CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

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APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Last Review Date:	March 2009
Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940
Form N-PX
ERISA Department of Labor Bulletin 08-2
Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment groups (particularly, Equity and Chief Investment Officer’s Office), as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section

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below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of Achieving Compliance

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the Columbia Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. CMA has established a Proxy Committee which is responsible for overseeing the proxy voting process.

The specific responsibilities of the Proxy Committee and scope of its oversight are described in the Proxy Committee’s charter.

CMA’S INVESTMENT ASSOCIATES’RESPONSIBILITIES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming that the proxy matter does not present a potential conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.

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For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM identifies companies with which CMA has a significant business relationships and Proxy Referrals of such companies will be voted consistent with CMA’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which CMA has a significant business relationship the relevant CMA investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.

If the Proxy Committee, the Chairperson of the Proxy Committee, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, CMA will invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

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The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the Proxy Committee consider voting the proxy other than according to such Guidelines and provide information as the Proxy Committee may request. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1.	New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3.	Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4.	Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5.	Proxies of Investment Company Shares. Proposals on issues other than affiliated investment companies (previously described) will be voted on the specific instruction of the Proxy Committee.

6.	Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

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7.	Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts Officer.

Monitoring/Oversight

CRM and/or Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

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Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)

Proxy Group in GWIM Investment Operations
Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management
Client Communications Regarding Proxy Matters	Client Service Group
Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

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APPENDIX A — CMA’s Proxy Voting Policy

CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than two-thirds “independent” directors, as defined by applicable regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

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•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

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•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

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For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

B-10

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

B-11

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’s categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

B-12

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

B-13

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

B-14

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

B-15

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

B-16

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses. Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

B-17

APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:

Signed:

Date:

1	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
2	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

B-18

APPENDIX C

CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR , AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

B-19

Columbia Management®

COLUMBIA FUNDS SERIES TRUST

Class Y Shares

STATEMENT OF ADDITIONAL INFORMATION

July 15, 2009

Domestic Equity Fund
Columbia Mid Cap Value Fund

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Fund’s prospectus dated July 15, 2009. The most recent annual report for the Fund, which includes the Fund’s audited financial statements dated February 28, 2009, are incorporated by reference into this SAI.

Copies of the Fund’s current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiafunds.com.

INT-39/19511-0709

1

SAI PRIMER

The SAI is a part of the Fund’s registration statement that is filed with the SEC. The registration statement includes the Fund’s prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Fund that is not required to be in the Fund’s prospectuses. The SAI expands discussions of certain matters described in the Fund’s prospectuses and provides certain additional information about the Fund that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Fund’s investments;

•	the Fund’s investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Fund;

•	the Fund’s brokerage practices;

•	the share classes offered by the Fund;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Fund, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Fund, and the Administrator

Administrator	Columbia Management Advisors, LLC

Advisor	Columbia Management Advisors, LLC

AMEX	American Stock Exchange

BAI	Banc of America Investment Services, Inc.

BANA	Bank of America, National Association

BAS	Banc of America Securities LLC

2

Glossary

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 17 of Form N-1A

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.

Custodian or State Street	State Street Bank and Trust Company

Distributor	Columbia Management Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Fund, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Fund’s shares

FHLMC	Federal Home Loan Mortgage Corporation

Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association

The Fund	The open-end management investment company listed on the front cover of this SAI that is a series of the Trust

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” of the Fund as defined in the 1940 Act

Interested Trustee	The Trustee of the Board who is an “interested person” of the Fund as defined in the 1940 Act

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor

3

Glossary

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

Merrill Lynch	Merrill Lynch & Co., Inc.

Mid Cap Value Fund	Columbia Mid Cap Value Fund

MLPF&S	Merrill Lynch, Pierce, Fenner & Smith Incorporated

Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Principal Underwriter	Columbia Management Distributors, Inc.

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

4

Glossary

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Fund, and Columbia Management Services, Inc.

Transfer Agent	Columbia Management Services, Inc.

The Trust or CFST	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

5

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in major asset classes, and the Advisor had approximate assets under management of $323.5 billion as of March 31, 2009.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

On September 26, 2005, the name of the Fund was changed from Nations MidCap Value Fund to Columbia Mid Cap Value Fund.

The Fund represents a separate series of the Trust and is an open-end diversified management investment company.

The Fund has a fiscal year end of February 28. Prior to August 2006, the Fund had a fiscal year end of March 31.

6

ABOUT THE FUND’S INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of the Fund’s total assets) and related principal investment risks for the Fund are discussed in the Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for the Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, the Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for the Fund supplements the discussion of investment policies in the Fund’s prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

2.	Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate;

3.	Purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts;

4.

Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business

7

activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; and

7.	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Non-Fundamental Investment Policies

1.	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	The Fund may not invest more than 15% of its net assets in illiquid securities.

3.	The Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	To the extent the Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Fund to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Advisor may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

8

2.	Pursuant to an exemptive order dated September 5, 2003, the Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Permissible Investments and Related Risks

The Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies for the Fund certain types of securities in which it is permitted to invest, including certain types of securities that are described in the Fund’s prospectuses. The Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent a type of security identified below for the Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which the Fund may invest is set forth below. The Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. The Fund may temporarily invest in money market instruments or hold cash. It may do so without limit, when the Advisor or sub-advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While the Fund engages in such strategies, it may not achieve its investment objective.

See also About the Fund’s Investments — Permissible Investments and Related Risks — Money Market Instruments.

Permissible Fund Investments

Investment Type	Mid Cap Value Fund
Asset-Backed Securities	✓
Bank Obligations (Domestic and Foreign)	✓
Common Stock	✓
Convertible Securities	✓
Corporate Debt Securities	✓
Derivatives	✓
Index or Linked Securities (Structured Products)	✓
Futures Contracts and Options on Futures Contracts	✓
Stock Options and Stock Index Options	✓
Swap Agreements	✓
Dollar Rolls	✓
Foreign Currency Transactions	✓
Foreign Securities	✓
Guaranteed Investment Contracts (Funding Agreements)	✓
Illiquid Securities	✓
Initial Public Offerings	✓
Investments in Other Investment Companies	✓

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Permissible Fund Investments

Investment Type	Mid Cap Value Fund
Low and Below Investment Grade Securities	✓
Money Market Instruments	✓
Mortgage-Backed Securities	✓
Participation Interests	✓
Preferred Stock	✓
Private Placement and Other Restricted Securities	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓
Repurchase Agreements	✓
Reverse Repurchase Agreements	✓
Stripped Securities	✓
U.S. Government and Related Obligations	✓
Variable- and Floating-Rate Obligations	✓
Warrants and Rights	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations.

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Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. The Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the Federal Deposit Insurance Corporation (FDIC) up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can

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be listed and traded on domestic stock exchanges, such as the NYSE, AMEX or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

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Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities include fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the

13

event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

The Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

The Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by the Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. The Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing the Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from the Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when the Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

The Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

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Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. The Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, the Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent the Fund invests in these types of securities, the Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

The Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, the Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which the Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would

15

receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Advisor. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Advisor. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, the Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, the Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

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Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Fund, neither the Trust nor the Fund is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of the Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with the Fund’s custodian.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated

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account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the hedge position then currently held by the Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by the Fund is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. The Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, the Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

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To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit the Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by

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selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Options on Futures Contracts. The Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

The Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by the Fund is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. In as much as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the

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Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. The Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by the Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities sought to be hedged; there can be no assurance that the Advisor will be successful in doing so.

Stock Options and Stock Index Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or

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may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The successful use of the Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by the Fund expires unexercised, the Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has

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been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, the Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when the Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Fund generally will treat purchased dealer options as illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund’s investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to the Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium

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reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. The Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s prospectuses) of the Fund’s net assets would be invested in (i) illiquid investments (determined

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under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Index Options. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that the Fund may not write covered options on an index.

Foreign Stock Index Options. The Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. The Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Another example is if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Additionally, whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other

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investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for the Fund. The Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. The Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Advisor does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the

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contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. The Fund foregoes principal and interest paid on the securities during the “roll” period. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by the Fund from the transaction. Dollar rolls also involve risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow the Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” The Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of the Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. The Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may

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suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow the Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. The Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow the Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. The Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow the Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which the Fund’s securities are denominated.

The Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by the Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for the Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency the Fund is obligated to deliver at the time the Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that the Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to the Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

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Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce the Fund’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of the insurance

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company’s general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. The Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to the Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by the Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, the Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

The Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. The Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on the Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on the Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to the Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which the Fund seeks to achieve its investment objective. The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by the Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that the Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by companies controlled by the Fund. Such other investment companies may include ETFs which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although the Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there

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may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for the Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that the Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, the Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Advisor to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, the Fund may be more dependent on the Advisor’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

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The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish the Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by the Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of the Fund’s net assets. The Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

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Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by

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mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which the Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as the Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. The Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

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In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction: A breakdown in the auction process can occur; in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter

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of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which the Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase. The Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, the Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate

36

enforcement of the Fund’s rights) and exemptions thereto (which would permit the Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, the Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, the Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund’s rights. For example, if the Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, the Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which the Fund sells a security subject to the obligation of a buyer to resell and the Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by the Fund.

Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPs) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

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U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable and Floating-Rate Obligations for more information.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, the Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

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When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by the Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, the Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that the Fund agrees to purchase the securities. The Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Advisor may determine not to complete a transaction if it deems it appropriate. In such cases, the Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. The Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to the Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

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Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind and step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

The Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Fund’s Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, the Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund. In general, pursuant to the 1940 Act, the Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Fund participates in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

Pursuant to an exemptive order from the SEC, the Fund may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

The Fund will sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If the Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when the Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in

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the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to the Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, the Fund may engage in short sales that are not “against the box,” which are sales by the Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, the Fund must borrow or purchase the security. If borrowed, the Fund is then obligated to replace the security borrowed from the third party, so the Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by the Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although the Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

The Fund’s successful use of short sales also will be subject to the ability of the Advisor to predict movements in the directions of the relevant market. The Fund therefore bears the risk that the Advisor will incorrectly predict future price directions. In addition, if the Fund sells a security short, and that security’s price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of the Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, the Fund may make secured loans of its portfolio securities to

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broker/dealers and other institutional investors. Securities loans by the Fund are made pursuant to agreements that require that loans be secured continuously by collateral in cash. The Fund retains all or a portion of the income received on investment of cash collateral. A borrower will pay to the Fund an amount equal to any dividends or interest received on securities loaned, but the borrower typically will receive a portion of the income earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, the Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

The Fund typically invests the cash collateral it receives in connection with its securities lending program directly or indirectly in high quality, short-term investments. The Fund may invest some or all of such cash collateral in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent or its affiliates. The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliate) and the Fund with respect to the management of such cash collateral.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

For the Fund’s portfolio turnover rate, see the Financial Highlights section in the prospectuses for that Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•

For equity, convertible, balanced and asset allocation Columbia Funds, other than small cap and specialty Columbia Funds a complete list of portfolio holdings as of a month-end is posted approximately 15 calendar days after such month-end.

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•

For small cap and specialty Columbia Funds and those Columbia Funds that are sub-advised by Marsico, a sub-advisor for certain Columbia Funds, a complete list of portfolio holdings as of a month end is posted approximately 30 calendar days after such month-end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Columbia Money Market Funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of a month-end on their website, generally within 15 calendar days after such month-end. In general, the equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their largest 5-15 holdings (by security or issuer).

The Columbia Funds may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds’ policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any

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affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

FactSet Research Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor, and Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Institutional Shareholder Services (ISS)	None	Proxy voting administration and research on proxy matters utilized by MacKay Shields LLC, sub-advisor to certain Columbia Funds.	Daily

Cogent Consulting LLC	None	Utilized by Marsico Capital Management, LLC, sub-advisor for certain Columbia Funds, to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

Kynex	None	Use to provide portfolio attribution reports.	Daily

Bowne & Co.	None	Use for printing of the following materials: prospectuses, supplements and SAIs.	Monthly/quarterly

Bloomberg	None	Use for portfolio analytics.	Daily

Lehman Point	None	Use for analytics including risk and attribution assessment.	Daily

ADP	None	Proxy voting and research utilized by Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds.	Daily

Investment Technology Group, Inc. (ITG, formerly known as Macgregor)	None	Order management system utilized by Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds that stores trading data and is used for trading and compliance purposes.	Ad hoc

Advent/AXP	None	Portfolio accounting system utilized by Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad hoc

Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	None	Evaluation and assessment of trading activity, execution and practices by the Advisor.	Five days after quarter-end

Checkfree	None	To facilitate the investment management of bank client accounts.	Daily

BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc

State Street	None	Use to provide custodian services.	Real time

Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

Morningstar, Inc.	None	Use for independent research and ranking of Columbia Funds.	Daily

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INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund. In rendering investment advisory services, the Advisor may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of the Advisor. Columbia Management Pte. Ltd. is not registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended. Columbia Management Pte. Ltd. has entered into a Memorandum of Understanding (MOU) with the Advisor pursuant to which Columbia Management Pte. Ltd. is considered a “participating affiliate” of the Advisor as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisors to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered investment advisor. Investment professionals from Columbia Management Pte. Ltd. may render portfolio management or research services to clients of the Advisor, including the Funds, under the MOU, and are subject to supervision by the Advisor.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of the Advisor’s obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to the Fund for any act or omission in the course of, or connected with, rendering services thereunder.

The Investment Advisory Agreement became effective with respect to the Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) on at least 60 days’ notice or by the Advisor on at least 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Fund pays the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Fees and Expenses — Annual Fund Operating Expenses in the Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

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The Advisor received fees from the Fund for its services as reflected in the following chart, which shows the advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal years.

Advisory Fees Paid by the Fund

Fund	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008	Fiscal Period Ended February 28, 2007	Fiscal Year Ended March 31, 2006
Mid Cap Value Fund
Advisory Fee Paid	$22,018,205	$22,654,210	$15,114,313	$8,994,560
Amount Waived by the Advisor	—	—	—	—
Amount Reimbursed by the Advisor	—	—	—	—

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Advisor who are responsible for making the day-to-day investment decisions for the Fund. As described in the Management of the Fund — Primary Service Providers section of the Fund’s prospectuses, the portfolio manager(s) of the Advisor who are responsible for the Fund are:

Portfolio Manager(s) of the Advisor

Portfolio Manager	Fund
Lori J. Ensinger	Mid Cap Value Fund
David I. Hoffman	Mid Cap Value Fund
Noah J. Petrucci	Mid Cap Value Fund
Diane L. Sobin	Mid Cap Value Fund

Compensation

As of the Fund’s most recent fiscal year end, the Advisor’s portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Portfolio Manager	Primary Benchmark(s)	Peer Group(s) Lipper Classification
Lori J. Ensinger	Russell MidCap Value Index	Mid-Cap Value
David I. Hoffman	Russell MidCap Value Index	Mid-Cap Value
Noah J. Petrucci	Russell MidCap Value Index	Mid-Cap Value
Diane L. Sobin	Russell MidCap Value Index	Mid-Cap Value

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The size of the overall bonus pool each year is determined by Columbia Management Group, LLC and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Advisor managed, as of February 28, 2009.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Lori J. Ensinger	13	$2.04 billion	2	$267.2 million	5,323	$2.1 billion
David I. Hoffman	13	$2.04 billion	2	$267.2 million	5,329	$2.1 billion
Noah J. Petrucci	13	$2.04 billion	2	$267.2 million	5,329	$2.1 billion
Diane L. Sobin	13	$2.04 billion	2	$267.2 million	5,334	$2.1 billion

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the compensation of the Advisor’s portfolio manager(s) is based on performance, as of February 28, 2009.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Managers	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Lori J. Ensinger	—	—	—	—	—	—
David I. Hoffman	—	—	—	—	—	—
Noah J. Petrucci	—	—	—	—	—	—
Diane L. Sobin	—	—	—	—	—	—

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by the Advisor’s portfolio manager(s), as of February 28, 2009.

Portfolio Manager Ownership of the Fund as of February 28, 2009

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
Lori J. Ensinger	Mid Cap Value Fund	$ $	50,001 - $100,000 50,001 - $100,000	(a) (b)
David I. Hoffman	Mid Cap Value Fund	$ $	100,001 - $500,000 50,001 - $100,000	(a) (b)
Noah J. Petrucci	Mid Cap Value Fund	$ $	10,001 - $ 50,000 1 - $ 10,000	(a) (b)
Diane L. Sobin	Mid Cap Value Fund	$ $	100,001 - $500,000 10,001 - $ 50,000	(a) (b)

(a)	Excludes any notional investments.
(b)	Notional investments through a deferred compensation account.

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The Advisor’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Advisor are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and

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other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Advisor and its affiliates.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Fund.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of the Fund; (iii) prepare and, if applicable, file all documents required for compliance by the Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of the Fund’s other third party service providers; and (vi) maintain certain books and records of the Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administration Agreement, and as shown in the section entitled Fees and Expenses — Annual Fund Operating Expenses in the Fund’s prospectuses.

The following chart shows the administration fees paid to the Administrator for the three most recently completed fiscal years.

Administration Fees Paid by the Fund

Fund	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008	Fiscal Period Ended February 28, 2007	Fiscal Year Ended March 31, 2006
Mid Cap Value Fund
Administration Fee Paid	$6,836,190	$7,040,843	$4,523,445	$2,603,232
Amount Waived/Reimbursed by the Administrator	—	—	—	—

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Fund. Columbia Management Advisors, LLC is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Fund. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State

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Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street Bank and Trust Company an annual fee of $38,000 paid monthly. The Fund also reimburses State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Trust entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, the Fund reimburses Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia Management Advisors, LLC in the performance of services under the Services Agreement. Prior to January 1, 2008, the Fund also reimbursed Columbia Management Advisors, LLC for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia Management Advisors, LLC was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between Columbia Management Advisors, LLC and State Street Bank and Trust Company, Columbia Management Advisors, LLC delegated certain functions to State Street Bank and Trust Company. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia Management Advisors, LLC and discussed below) were paid to State Street Bank and Trust Company. The Fund also reimbursed Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties for pricing the portfolio securities of the series of the Trust and direct internal costs incurred by Columbia Management Advisors, LLC in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid

Columbia Management Advisors, LLC and State Street Bank and Trust Company received fees from the Fund for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street Bank and Trust Company and to Columbia Management Advisors, LLC for the three most recently completed fiscal years. Prior to December 1, 2005, pricing and bookkeeping agency services were provided by the Administrator under the Administration Agreement.

Pricing and Bookkeeping Fees Paid by the Fund

Fund	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008	Fiscal Period Ended February 28, 2007	Fiscal Year Ended March 31, 2006*
Mid Cap Value Fund	$141,486	$153,165	$144,996	$54,428
Amount Paid to Columbia Management Advisors, LLC	—	11,588
Amount Paid to State Street Bank and Trust Company	141,486	141,577

*	These amounts were paid to Columbia Management Advisors, LLC for the period beginning December 1, 2005 and ending March 31, 2006.

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The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Fund. The Distributor’s address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Fund on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to the Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained, for the past three fiscal periods.

Underwriting Commissions Paid by the Fund and Retained by the Distributor

Fund	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008	Fiscal Period Ended February 28, 2007	Fiscal Year Ended March 31, 2006
Mid Cap Value Fund
Amount Paid
Class Y shares	N/A	N/A	N/A	N/A
Amount Retained
Class Y shares	N/A	N/A	N/A	N/A

Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of the Fund’s prospectuses, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Fund for the various services they provide to the Fund. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Fund, each of which typically is included as an exhibit to Part C of the Fund’s registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Fund is based, in some manner, on the size of the Fund’s assets under management. As the size of the Fund’s assets under management grows, so does the amount of compensation paid to the

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Advisor and other Bank of America affiliates for providing services to the Fund. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Fund’s prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Fund may arise from the financial services activities of Bank of America and its affiliates, including, for example, the investment advisory/management services it provides for clients and customers other than the Fund. In this regard, Bank of America is a major financial services company. Bank of America and its affiliates, including, for example, BANA (including its U.S. Trust, Bank of America Private Wealth Management division), BAS, BAI, Merrill Lynch, MLPF&S and the First Republic division of Merrill Lynch Bank & Trust Co., are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Fund. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Fund. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Fund. The Advisor and Bank of America’s other investment advisor affiliates (including Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Fund, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Fund and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Fund.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to the Fund and/or investment decisions made for the Fund by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Fund may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Fund. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Fund is invested. For example, the Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result

54

of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of the Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Fund. In this situation, the allocation of, and competition for, investment opportunities among the Fund and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Fund and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interest.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of the Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Fund. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Fund. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of interest.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Advisor may receive in connection with brokerage services provided to the Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to the Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by the Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed

55

funds and accounts other than the Fund, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Fund. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Fund. Trades made by Bank of America and its affiliates for the Fund may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Fund and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Fund as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Fund for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to the Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Fund, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Fund, Bank of America and its affiliates have adopted policies and procedures, and the Fund, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Fund may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Fund. For example, BAS or MLPF&S may sell securities to the Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Fund and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Fund and/or other advised/managed funds and accounts desired to buy a security issued by a

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company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Fund’s investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Fund’s Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Fund

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which the Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, the Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by the Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI or MLPF&S, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management or the First Republic division of Merrill Lynch Bank & Trust Co., as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Fund’s shares, in addition to the sales-related and other compensation that these parties may receive from the Fund. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Fund that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Fund is generally based on the Fund’s assets under management and those assets will grow as shares of the Fund are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for the Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02266-8081. Under the Transfer Agency Agreement, the Transfer Agent provides

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transfer agency, dividend disbursing agency and shareholder servicing agency services to the Fund. Effective January 1, 2008, the Fund pays the Transfer Agent an annual transfer agency fee of $17.34 per account, payable monthly. In addition, the Fund may pay the Transfer Agent for the fees and expenses the Transfer Agent pays to third party dealer firms that maintain omnibus accounts with the Fund, subject to a cap equal to 0.15% of the Fund’s net assets represented by the account. The Fund also pays certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. For the period April 1, 2006 through December 31, 2007, the Fund paid the Transfer Agent an annual fee of $17.00 per account, payable monthly. For the period November 1, 2005 through March 31, 2006, the Fund paid the Transfer Agent an annual fee of $15.23 per account, payable monthly. For the period September 1, 2005 through December 31, 2007, the Transfer Agent was entitled to reimbursement by the Fund for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund’s net assets represented by the account.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Fund’s sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Fund’s Custodian. State Street is responsible for safeguarding the Fund’s cash and securities, receiving and delivering securities and collecting the Fund’s interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Fund’s independent registered public accounting firm. The Fund issues unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Fund’s fiscal year ended February 28, 2009 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Fund’s books and review its tax returns for the fiscal year ended February 28, 2010.

The Report of the Independent Registered Public Accounting firm and the audited financial statements included in the Annual Report to Shareholders of the Fund dated February 28, 2009 are incorporated herein by reference. No other parts of the annual report or semi-annual report to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Fund’s prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue, N.W., Washington, D.C. 20001.

Distribution and Servicing Plans

The Trust has not adopted distribution and servicing plans for Class Y shares of the Fund.

Expense Limitations

The Advisor has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and

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extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages:

Fund	Expenses Exceeding:
Mid Cap Value Fund	1.05% of average daily net assets

Codes of Ethics

The Fund, the Advisor, Brandes and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Fund. These Codes of Ethics are included as exhibits to Part C of the Fund’s registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Fund has delegated to the Advisor or, as applicable, the sub-advisor, the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor and sub-advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor (or sub-advisor), its affiliates, its other clients or other persons.

The Advisor’s policy is to vote proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Voting Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Voting Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and operations functions. In addition to the responsibilities described above, the Proxy Voting Committee has the responsibility to review, at least annually, the Advisor’s proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Voting Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Fund. References to the best interests of the Fund refer to the interest of the Fund in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Voting Committee does not consider any benefit other than benefits to the Fund. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its

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members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiafunds.com and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s and the sub-advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Fund, the services of certain officers of the Fund and such other personnel (other than the personnel of the Advisor or the investment sub-advisor(s), if applicable) as are required for the proper conduct of the Fund’s affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Fund’s shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of the Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Fund.

The Fund pays or causes to be paid all other expenses of the Fund, including, without limitation: the fees of the Advisor, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Fund; brokerage commissions chargeable to the Fund in connection with Fund securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Fund to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Fund’s shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Fund (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Fund’s shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Fund’s shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund’s operation unless otherwise explicitly assumed by the Advisor or the Administrator.

Expenses of the Fund which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

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FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Fund. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility to assure that the Fund is managed in the best interests of shareholders. The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director — E.J. Boudreau & Associates (consulting), from 2000 through current	66	None

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	66	Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President and Chief Executive Officer — California Bank, N.A., from January 2008 through current	66	None

R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer — Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman — Conseco, Inc. (insurance), September 2003 through current; Executive Chairman — Conseco, Inc. (insurance), August 2004 through September 2005	66	Director — Conseco, Inc. (insurance)

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	Retired; President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate) 1982 through 2007	66	Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan

Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President — Micco Corporation and Mickel Investment Group	66	Board Member — Piedmont Natural Gas

Interested Trustee Biographical Information

Anthony M. Santomero* (Born 1946) Trustee	Indefinite term; Trustee since January 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006	66	Director — Renaissance Reinsurance Ltd.; Director — Penn Mutual Life Insurance Company; Director — Citigroup

*	Mr. Santomero is currently deemed by the Columbia Funds to be an “interested person” (as defined in the 1940 Act) of the Fund because he serves as a Director of Citigroup, Inc. (“Citigroup”), a company that may through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor.

Standing Committees

The Trust has four standing committees, including the Audit Committee, the Contracts Review Committee, the Governance Committee and the Investment Committee.

The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of a Company, and the Fund’s investment advisor(s), administrator(s) and other key service providers

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(other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of the Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Fund maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for the Fund prior to the engagement of such independent auditor; (iii) pre-approve all audit and non-audit services provided to the Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by the Fund’s independent auditor to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins, Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all not “interested persons” (as defined in the 1940 Act). The Audit Committee met on six occasions during the last fiscal year.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Board as to: (i) contractual arrangements; (ii) the factors considered in approving advisory and sub-advisory contracts; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The members of the Contracts Review Committee are R. Glenn Hilliard, William P. Carmichael, John J. Nagorniak and Anthony M. Santomero. With the exception of the Interested Trustee, the Contracts Review Committee members are all not “interested persons” (as defined in the 1940 Act). The Contracts Review Committee met on five occasions during the last fiscal year.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of the Fund’s investment advisor or sub-advisor or any control affiliate thereof, including deferred compensation and retirement policies; and (iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw, William A. Hawkins, R. Glenn Hilliard and William P. Carmichael. The Governance Committee members are all not “interested persons” (as defined in the 1940 Act). The Governance Committee met on four occasions during the last fiscal year.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Advisor on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee

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assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Fund; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Advisor; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Each Trustee is a member of the Investment Committee. With the exception of the Interested Trustee, the Investment Committee members are all not “interested persons” (as defined in the 1940 Act). The Investment Committee met on five occasions during the last fiscal year.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended February 28, 2009

Name of Trustee	Aggregate Compensation for Mid Cap Value Fund for the Fiscal Year ended February 28, 2009
Edward J. Boudreau, Jr.(b)	$3,736
William P. Carmichael(c)	$4,671
Minor M. Shaw(d)	$3,580
R. Glenn Hilliard(e)	$3,621
William A. Hawkins(f)	$3,696
John J. Nagorniak(g)	$3,231

Interested Trustee Compensation for the Fiscal Year Ended February 28, 2009

Anthony M. Santomero(h)	$3,154

Independent Trustee Compensation for the Calendar Year Ended December 31, 2008

Name of Trustee	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2008(a)
Edward J. Boudreau, Jr.(b)	$245,000
William P. Carmichael(c)	$302,500
Minor M. Shaw(d)	$227,500
R. Glenn Hilliard(e)	$231,250
William A. Hawkins(f)	$240,000
John J. Nagorniak(g)	$185,000

Interested Trustee Compensation for the Calendar Year Ended December 31, 2008

Anthony M. Santomero(h)	$180,000

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

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(b)	During the fiscal year ended February 28, 2009, Mr. Boudreau deferred $1,121 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Boudreau deferred $66,069 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(c)	During the fiscal year ended February 28, 2009, Mr. Carmichael deferred $0 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Carmichael deferred $46,032 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(d)	During the fiscal year ended February 28, 2009, Ms. Shaw deferred $1,790 of her compensation from the Fund. During the calendar year ended December 31, 2008, Ms. Shaw deferred $104,833 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(e)	During the fiscal year ended February 28, 2009, Mr. Hilliard deferred $3,351 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Hilliard deferred $213,121 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(f)	During the fiscal year ended February 28, 2009, Mr. Hawkins deferred $0 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Hawkins deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(g)	During the fiscal year ended February 28, 2009, Mr. Nagorniak deferred $969 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Nagorniak deferred $51,156 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(h)	During the fiscal year ended February 28, 2009, Mr. Santomero deferred $1,577 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Santomero deferred $82,952 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) selected by such Trustee.

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Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of the Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2008

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.	Mid Cap Value Fund — A	E

William P. Carmichael	Mid Cap Value Fund — A	E

Minor M. Shaw	Mid Cap Value Fund — A	E

R. Glenn Hilliard	Mid Cap Value Fund — A	E

William A. Hawkins	Mid Cap Value Fund — A	E

John J. Nagorniak	Mid Cap Value Fund — A	D

Interested Trustee Ownership for the Calendar Year Ended December 31, 2008

Anthony M. Santomero	Mid Cap Value Fund — A	D

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The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)	President	2009	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer — Columbia Funds, from June 2008 to January 2009; Treasurer — Columbia Funds, October 2003 — May 2008; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003 — December 2004; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael G. Clarke (Born 1969)	Senior Vice President and Chief Financial Officer	2008	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration, June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)	Treasurer	2008	Director of Fund Administration of the Advisor since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Julian Quero (Born 1967)	Deputy Treasurer	2003	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Timothy P. Kane (Born 1974)	Assistant Treasurer	2008	Head of Valuation of the Advisor since July 2007; Manager, Accounting Oversight Department of the Advisor since September 2004; Internal Auditor, State Street Corporation (financial services) from June 2004 to September 2004; Senior Auditor, Deloitte (public accounting firm) prior to June 2004.

Kenneth E. O’Connor (Born 1970)	Assistant Treasurer	2008	Head of Mutual Fund Performance of the Advisor since September 2006; Senior Manager, Mutual Fund Performance of the Advisor from 2003 to September 2006.

Joseph F. DiMaria (Born 1968)	Chief Accounting Officer	2008	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President and Director, Columbia Management Services, Inc. since July 2004; Managing Director, Columbia Management Distributors, Inc. since August 2007; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Kathryn Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Managing Director of the Advisor since May 2009; Assistant General Counsel, Bank of America from October 2006 through May 2009; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 through October 2006.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Laura E. Flores (Born 1976)	Assistant Secretary	2008	Assistant General Counsel, Bank of America since September 2008; Associate, Morgan, Lewis & Bockius, LLP (law firm) from September 2004 to September 2008.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make(s) the day-to-day investment decisions for the Fund, as applicable) is responsible for decisions to buy and sell securities for the Fund, for the selection of broker/dealers, for the execution of the Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Fund is affiliated with the NYSE specialist firm Banc of America Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Banc of America Specialist, Inc. may make a market in certain securities held by the Fund.

In placing orders for portfolio securities of the Fund, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other

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cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Fund. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. The Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Fund.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for the Fund and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Fund.

The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse

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repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that the Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for the Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Fund with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following tables describe the amounts of brokerage commissions paid by the Fund during its three most recently completed fiscal years. In certain instances the Fund may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Fund

Fund	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008	Fiscal Period Ended February 28, 2007	Fiscal Year Ended March 31, 2006
Mid Cap Value Fund	$5,535,587	$3,076,353	$4,218,186	$2,270,763

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The Fund paid no brokerage commissions to affiliated broker/dealers for the three most recently completed fiscal years.

Directed Brokerage

The Fund or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund’s brokerage transactions to a broker/dealer because of the research services it provides the Fund or the Advisor.

During the fiscal year ended February 28, 2009, the Fund directed brokerage transactions as follows:

Fund	Amount of Transactions	Amount of Commissions
Mid Cap Value Fund	$821,340,149	$740,767

Securities of Regular Broker/Dealers

In certain cases, the Fund, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

As of February 28, 2009, the Fund did not own securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act.

Additional Shareholder Servicing Payments

The Fund, along with the Transfer Agent and/or the Distributor, may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary. The Fund’s Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts to financial intermediaries in connection with the provision of these shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Fund also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for the establishment of the Fund on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and other Bank of America affiliates had not agreed to make shareholder servicing payments to any financial intermediaries with respect to Class Y shares; however, the Distributor and/or other Bank of America affiliates have entered into such agreements with respect to other

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classes of shares of the Fund, and may enter into such agreements with respect to Class Y shares in the future without notice to Class Y shareholders. For more information relating to such agreements, see the Statement of Additional Information relating to the other classes of shares of the Fund.

Additional Financial Intermediary Payments

The Distributor and other Bank of America affiliates may pay compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Fund, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Fund.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a Class Y share, the amount the Fund will receive as proceeds from such sales or the expenses paid by Class Y shares as shown under the heading Fees and Expenses in the Fund’s Class Y shares prospectus.

Marketing Support Payments

The Distributor and the Advisor may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Fund and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

The financial arrangements likely will vary for each financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a materially different basis when dealing with other affiliates of Bank of America. Such increased or otherwise modified payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

As of the date of this SAI, the Distributor and other Bank of America affiliates had not agreed to make marketing support payments to any financial intermediaries with respect to Class Y shares; however, the Distributor and/or other Bank of America affiliates have entered into such agreements with respect to other classes of shares of the Fund, and may enter into such agreements with respect to Class Y shares in the future

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without notice to Class Y shareholders. For more information relating to such agreements, see the Statement of Additional Information relating to the other classes of shares of the Fund.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Fund offers shares in the classes shown in the table below. Subject to certain limited exceptions discussed in the Fund’s prospectuses, the Fund may no longer be accepting new investments from current shareholders or prospective investors. Class B shares of the Fund are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Fund will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of the Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of the Fund. The Fund, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of the Fund without thereby changing the proportionate beneficial interests in the Fund and to divide such shares into classes. Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of the Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Fund

Fund	Class A Shares	Class B Shares*	Class C Shares	Class R Shares	Class Y Shares	Class Z Shares
Mid Cap Value Fund	✓	✓	✓	✓	✓	✓

*	Class B shares of the Fund are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Fund will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of the Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of the Fund. See the prospectus for Class B shares of the Fund for details.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Fund’s shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of its assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund’s debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Fund’s obligation only if the Fund had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

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Dividend Rights

The shareholders of the Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of the Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Investment Advisory Agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by the Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

With the exception of Class B shares, which no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares as described in the prospectus for Class B shares of the Fund, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in the Fund’s prospectuses.

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Redemptions

The Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Fund utilizing the methods, and subject to the restrictions, described in the Fund’s prospectuses. The following information supplements information in the Fund’s prospectuses.

The Fund has authorized one or more broker/dealers to accept buy and sell orders on the Fund’s behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Fund’s behalf. The Fund will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Fund may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans)

The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. BANA is the custodian/trustee and plan sponsor of the Columbia Management prototype plans offered through the Distributor. In general a $20 annual fee is charged.

Participants in Retirement Plans not sponsored by BANA, not including IRAs, may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in BANA sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares or Class T shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

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•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

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Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class E shares and Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares within 365 days, up to the amount of the

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sales proceeds. The purchase must be made into an account for the same owner but does not need to be into the same Columbia Fund from which the shares were sold. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 365 days after the shares are sold and purchases of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Contingent Deferred Sales Charge Waivers (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC in the following circumstances:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant on an account; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Medical payments: Upon request by a shareholder, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of age 59 1/2.

Loans from qualified retirement plans: CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.

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Accounts liquidated by Distributor: CDSCs may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary returns the applicable portion of any commission paid by the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Plans of reorganization: At the Fund’s discretion, CDSCs may be waived for shares issued in connection with plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Anti-Money Laundering Compliance

The Fund is required to comply with various anti-money laundering laws and regulations. Consequently, the Fund may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of the Fund is based on the Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Fund is open for business, unless the Board determines otherwise.

The value of the Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Fund’s fair valuation procedures.

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Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Fund’s fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in the Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Advisor’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Fund’s prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in the Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.

Qualification as a Regulated Investment Company

It is intended that the Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. The Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to the Fund, even though the Fund is a series of the Trust. Furthermore, the Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of the Fund’s investments in master limited partnerships (MLPs) may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

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The Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of the Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which the Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends as defined below). The Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that the Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by the Fund will be subject to tax at regular corporate rates.

In addition, although the Fund generally intends to distribute all of its net capital gain, the Fund may determine to retain for investment all or a portion of its net capital gain. If the Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury Regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, the Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, the Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions

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from the Fund in the year they are actually distributed. If the Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, the Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If the Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income for the year (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by the Fund).

Capital Loss Carryforwards

Subject to certain limitations, the Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gains. The Fund cannot carry back or carry forward any net operating losses.

Equalization Accounting

The Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals the Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by the Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If the Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to

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annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. The Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though the Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by the Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If the Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether the Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by the Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by the Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options that may be used by the Fund will be deemed “Section 1256 contracts.” The Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

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Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds the Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by the Fund involving certain derivative instruments, such as forwards, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If the Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain the Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The

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amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions.

In addition, the Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in derivatives transactions.

Any investment by the Fund in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

The Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment

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company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by the Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied the regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or to sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions and gain may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require the Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. The Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

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In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Distributions paid out of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. The Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). The Fund will designate Capital Gain Dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new

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purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution.

Foreign Taxes

Amounts realized by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that the Fund will qualify for this election.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by the Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in

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deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

Backup Withholding

The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of the Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Fund are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that the Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, distributions made to foreign shareholders other than Capital Gain Dividends will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a

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foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2010, distributions made to foreign shareholders and properly designated by the Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer; (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, distributions properly designated as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2010, “short-term capital gain dividends” (defined below) are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividend and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. “Short-term capital gain dividends” are distributions attributable to the Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

It is currently unclear whether Congress will extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends for tax years beginning on or after January 1, 2010.

In the case of shares held through an intermediary, even if the Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation, and an intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Even if permitted to do so, the Fund provides no assurance that it will designate any distributions as interest-related dividends or short-term capital gain dividends.

Special rules apply to distributions to foreign shareholders from the Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions described below. Additionally, special rules apply to the sale of shares in the Fund if it is a USRPHC. Generally, a

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USRPHC is a domestic corporation that holds USRPIs — defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund that holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph will also apply to distributions from the Fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

If the Fund is a USRPHC or would be a USRPHC but for the above-mentioned exceptions, amounts the Fund receives from REITs derived from gains realized from USRPIs will retain the character as such in the hands of the Fund’s foreign shareholders. In the hands of an foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder will be required to file a U.S. income tax return for the year recognized, and the Fund must withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior 12 months), such amounts will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If the Fund is subject to the rules of this paragraph, its foreign shareholders will also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares. Prior to January 1, 2010, if the Fund is a USRPHC or would be a USRPHC but for the above-mentioned exceptions, similar rules also apply to any non-REIT USRPI gains recognized by the Fund directly or indirectly through certain lower-tier regulated investment companies. It is currently unclear whether Congress will extend this treatment to January 1, 2010 and beyond.

In addition, if the Fund is a USRPHC, it must typically withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, no withholding is generally required with respect to amounts paid in redemption of shares of the Fund if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled USRPHCs. It is currently unclear whether Congress will extend this exemption from withholding to January 1, 2010 and beyond.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

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It is possible that a tax-exempt shareholder will also recognize UBTI if the Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of June 30, 2009, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of the Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Fund

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Mid Cap Value Fund - Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLR JACKSONVILLE FL 32246-6484	9,073,016.4200	6.47%

Mid Cap Value Fund - Class A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7,643,282.2020	5.45%

Mid Cap Value Fund - Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7 TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	496,818.7370	5.84%

Mid Cap Value Fund - Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLR JACKSONVILLE FL 32246-6484	4,209,212.1430	21.25%

Mid Cap Value Fund - Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7 TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	2,331,658.6270	11.77%

Mid Cap Value Fund - Class R	GREAT WEST LIFE & ANNUITY C/O FASCORE LLC 8515 E ORCHARD RD #2T2 GREENWOOD VLG CO 80111-5002	11,347,611.6270	54.91%

Mid Cap Value Fund - Class R	HARTFORD LIFE INS CO SEPARATE ACCOUNT ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	1,106,827.6700	5.36%

Mid Cap Value Fund - Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	50,490,200.0030	23.48%

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Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Mid Cap Value Fund - Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	22,389,424.0160	10.41%

Control Person Ownership of the Fund

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Mid Cap Value Fund -	NONE	N/A	N/A

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APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

A-1

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

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Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

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Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

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CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

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APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Last Review Date:	March 2009
Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940
Form N-PX
ERISA Department of Labor Bulletin 08-2
Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment groups (particularly, Equity and Chief Investment Officer’s Office), as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section

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below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of Achieving Compliance

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the Columbia Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. CMA has established a Proxy Committee which is responsible for overseeing the proxy voting process.

The specific responsibilities of the Proxy Committee and scope of its oversight are described in the Proxy Committee’s charter.

CMA’S INVESTMENT ASSOCIATES’RESPONSIBILITIES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming that the proxy matter does not present a potential conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of

1	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

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CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM identifies companies with which CMA has a significant business relationships and Proxy Referrals of such companies will be voted consistent with CMA’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which CMA has a significant business relationship the relevant CMA investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.

If the Proxy Committee, the Chairperson of the Proxy Committee, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, CMA will invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

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Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the Proxy Committee consider voting the proxy other than according to such Guidelines and provide information as the Proxy Committee may request. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1.	New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3.	Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4.	Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5.	Proxies of Investment Company Shares. Proposals on issues other than affiliated investment companies (previously described) will be voted on the specific instruction of the Proxy Committee.

6.	Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account

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within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

7.	Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts Officer.

Monitoring/Oversight

CRM and/or Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

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Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)

Proxy Group in GWIM Investment Operations
Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management
Client Communications Regarding Proxy Matters	Client Service Group
Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

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APPENDIX A — CMA’s Proxy Voting Policy

CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than two-thirds “independent” directors, as defined by applicable regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

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•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

B-8

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

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For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

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Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

B-11

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’s categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

B-12

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

B-13

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

B-14

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

B-15

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

B-16

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses. Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

B-17

APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:

Signed:

Date:

1	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
2	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

B-18

APPENDIX C

CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR , AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

B-19

Columbia Management®

COLUMBIA FUNDS SERIES TRUST

Class Y Shares

STATEMENT OF ADDITIONAL INFORMATION

July 15, 2009

Index Fund
Columbia Large Cap Enhanced Core Fund

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Fund’s prospectus dated July 15, 2009. The most recent annual report for the Fund, which includes the Fund’s audited financial statements dated February 28, 2009, are incorporated by reference into this SAI.

Copies of the Fund’s current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiafunds.com.

INT-39/19311-0709

1

SAI PRIMER

The SAI is a part of the Fund’s registration statement that is filed with the SEC. The registration statement includes the Fund’s prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Fund that is not required to be in the Fund’s prospectuses. The SAI expands discussions of certain matters described in the Fund’s prospectuses and provides certain additional information about the Fund that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Fund’s investments;

•	the Fund’s investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Fund;

•	the Fund’s brokerage practices;

•	the share classes offered by the Fund;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Fund, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Fund, and the Administrator

Administrator	Columbia Management Advisors, LLC

Advisor	Columbia Management Advisors, LLC

AMEX	American Stock Exchange

BAI	Banc of America Investment Services, Inc.

BANA	Bank of America, National Association

BAS	Banc of America Securities LLC

2

Glossary

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 17 of Form N-1A

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.

Custodian or State Street	State Street Bank and Trust Company

Distributor	Columbia Management Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Fund, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Fund’s shares

FHLMC	Federal Home Loan Mortgage Corporation

Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association

The Fund	The open-end management investment company listed on the front cover of this SAI that is a series of the Trust

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” of the Fund as defined in the 1940 Act

Interested Trustee	The Trustee of the Board who is an “interested person” of the Fund as defined in the 1940 Act

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor

3

Glossary

IRS	United States Internal Revenue Service

Large Cap Enhanced Core Fund	Columbia Large Cap Enhanced Core Fund

LIBOR	London Interbank Offered Rate

Merrill Lynch	Merrill Lynch & Co., Inc.

MLPF&S	Merrill Lynch, Pierce, Fenner & Smith Incorporated

Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Principal Underwriter	Columbia Management Distributors, Inc.

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

4

Glossary

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Fund, and Columbia Management Services, Inc.

Transfer Agent	Columbia Management Services, Inc.

The Trust or CFST	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

5

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in major asset classes, and the Advisor had approximate assets under management of $323.5 billion as of March 31, 2009.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

On September 26, 2005, the name of the Fund was changed from Nations Large Cap Enhanced Core Fund to Columbia Large Cap Enhanced Core Fund.

The Fund represents a separate series of the Trust and is an open-end diversified management investment company.

The Fund has a fiscal year end of February 28. Prior to August 2006, the Fund had a fiscal year end of March 31.

6

ABOUT THE FUND’S INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of the Fund’s total assets) and related principal investment risks for the Fund are discussed in the Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for the Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, the Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for the Fund supplements the discussion of investment policies in the Fund’s prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

2.	Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate;

3.	Purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts;

4.

Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business

7

activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; and

7.	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Non-Fundamental Investment Policies

1.	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	The Fund may not invest more than 15% of its net assets in illiquid securities.

3.	The Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	To the extent the Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Fund to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Advisor may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

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2.	Pursuant to an exemptive order dated September 5, 2003, the Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Permissible Investments and Related Risks
The Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies for the Fund certain types of securities in which it is permitted to invest, including certain types of securities that are described in the Fund’s prospectuses. The Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent a type of security identified below for the Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which the Fund may invest is set forth below. The Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. The Fund may temporarily invest in money market instruments or hold cash. It may do so without limit, when the Advisor or sub-advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While the Fund engages in such strategies, it may not achieve its investment objective.

See also About the Fund’s Investments — Permissible Investments and Related Risks — Money Market Instruments.

Permissible Fund Investments

Investment Type	Large Cap Enhanced Core Fund
Asset-Backed Securities	✓
Bank Obligations (Domestic and Foreign)	✓
Common Stock	✓
Convertible Securities	✓
Corporate Debt Securities	✓
Derivatives	✓
Index or Linked Securities (Structured Products)	✓
Futures Contracts and Options on Futures Contracts	✓
Stock Options and Stock Index Options	✓
Swap Agreements	✓
Dollar Rolls	✓
Foreign Currency Transactions	✓
Foreign Securities	✓
Guaranteed Investment Contracts (Funding Agreements)	✓
Illiquid Securities	✓
Initial Public Offerings	✓
Investments in Other Investment Companies	✓

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Permissible Fund Investments

Investment Type	Large Cap Enhanced Core Fund
Low and Below Investment Grade Securities	✓
Money Market Instruments	✓
Mortgage-Backed Securities	✓
Participation Interests	✓
Preferred Stock	✓
Private Placement and Other Restricted Securities	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓
Repurchase Agreements	✓
Reverse Repurchase Agreements	✓
Stripped Securities	✓
U.S. Government and Related Obligations	✓
Variable- and Floating-Rate Obligations	✓
Warrants and Rights	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations.

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Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. The Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the Federal Deposit Insurance Corporation (FDIC) up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can

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be listed and traded on domestic stock exchanges, such as the NYSE, AMEX or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

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Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities include fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the

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event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

The Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

The Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by the Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. The Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing the Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from the Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when the Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

The Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

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Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. The Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, the Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent the Fund invests in these types of securities, the Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

The Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, the Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which the Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would

15

receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Advisor. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Advisor. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, the Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, the Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

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Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Fund, neither the Trust nor the Fund is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of the Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with the Fund’s custodian.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated

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account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the hedge position then currently held by the Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by the Fund is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. The Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, the Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

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To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit the Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by

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selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Options on Futures Contracts. The Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

The Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by the Fund is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. In as much as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the

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Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. The Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by the Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities sought to be hedged; there can be no assurance that the Advisor will be successful in doing so.

Stock Options and Stock Index Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or

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may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The successful use of the Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by the Fund expires unexercised, the Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has

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been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, the Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when the Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Fund generally will treat purchased dealer options as illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund’s investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to the Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium

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reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. The Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s prospectuses) of the Fund’s net assets would be invested in (i) illiquid investments (determined

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under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Index Options. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that the Fund may not write covered options on an index.

Foreign Stock Index Options. The Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. The Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Another example is if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Additionally, whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other

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investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for the Fund. The Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. The Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Advisor does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the

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contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. The Fund foregoes principal and interest paid on the securities during the “roll” period. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by the Fund from the transaction. Dollar rolls also involve risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow the Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” The Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of the Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. The Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may

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suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow the Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. The Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow the Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. The Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow the Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which the Fund’s securities are denominated.

The Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by the Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for the Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency the Fund is obligated to deliver at the time the Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that the Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to the Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

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Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce the Fund’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of the insurance

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company’s general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. The Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to the Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by the Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, the Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

The Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. The Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on the Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on the Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to the Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which the Fund seeks to achieve its investment objective. The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by the Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that the Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by companies controlled by the Fund. Such other investment companies may include ETFs which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although the Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there

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may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for the Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that the Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, the Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Advisor to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, the Fund may be more dependent on the Advisor’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

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The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish the Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by the Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of the Fund’s net assets. The Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

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Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by

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mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which the Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as the Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. The Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

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In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction: A breakdown in the auction process can occur; in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter

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of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which the Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase. The Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, the Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate

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enforcement of the Fund’s rights) and exemptions thereto (which would permit the Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, the Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, the Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund’s rights. For example, if the Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, the Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which the Fund sells a security subject to the obligation of a buyer to resell and the Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by the Fund.

Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPs) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

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U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable and Floating-Rate Obligations for more information.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, the Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

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When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by the Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, the Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that the Fund agrees to purchase the securities. The Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Advisor may determine not to complete a transaction if it deems it appropriate. In such cases, the Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. The Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to the Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

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Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind and step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

The Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Fund’s Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, the Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund. In general, pursuant to the 1940 Act, the Fund may borrow money only from banks in an amount not exceeding 33 1 /3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Fund participates in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

Pursuant to an exemptive order from the SEC, the Fund may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

The Fund will sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If the Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when the Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in

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the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to the Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, the Fund may engage in short sales that are not “against the box,” which are sales by the Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, the Fund must borrow or purchase the security. If borrowed, the Fund is then obligated to replace the security borrowed from the third party, so the Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by the Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although the Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

The Fund’s successful use of short sales also will be subject to the ability of the Advisor to predict movements in the directions of the relevant market. The Fund therefore bears the risk that the Advisor will incorrectly predict future price directions. In addition, if the Fund sells a security short, and that security’s price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of the Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, the Fund may make secured loans of its portfolio securities to broker/ dealers and other institutional investors. Securities loans by the Fund are made pursuant to agreements that require that loans be secured continuously by collateral in cash. The Fund retains all or a portion of the income

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received on investment of cash collateral. A borrower will pay to the Fund an amount equal to any dividends or interest received on securities loaned, but the borrower typically will receive a portion of the income earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, the Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

The Fund typically invests the cash collateral it receives in connection with its securities lending program directly or indirectly in high quality, short-term investments. The Fund may invest some or all of such cash collateral in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent or its affiliates. The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliate) and the Fund with respect to the management of such cash collateral.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

For the Fund’s portfolio turnover rate, see the Financial Highlights section in the prospectuses for that Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

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Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•

For equity, convertible, balanced and asset allocation Columbia Funds, other than small cap and specialty Columbia Funds a complete list of portfolio holdings as of a month-end is posted approximately 15 calendar days after such month-end.

•

For small cap and specialty Columbia Funds and those Columbia Funds that are sub-advised by Marsico, a sub-advisor for certain Columbia Funds, a complete list of portfolio holdings as of a month end is posted approximately 30 calendar days after such month-end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Columbia Money Market Funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of a month-end on their website, generally within 15 calendar days after such month-end. In general, the equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their largest 5-15 holdings (by security or issuer).

The Columbia Funds may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds’ policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

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Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

FactSet Research Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor, and Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Institutional Shareholder Services (ISS)	None	Proxy voting administration and research on proxy matters utilized by MacKay Shields LLC, sub-advisor to certain Columbia Funds.	Daily

Cogent Consulting LLC	None	Utilized by Marsico Capital Management, LLC, sub-advisor for certain Columbia Funds, to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

Kynex	None	Use to provide portfolio attribution reports.	Daily

Bowne & Co.	None	Use for printing of the following materials: prospectuses, supplements and SAIs.	Monthly/quarterly

Bloomberg	None	Use for portfolio analytics.	Daily

Lehman Point	None	Use for analytics including risk and attribution assessment.	Daily

ADP	None	Proxy voting and research utilized by Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds.	Daily

Investment Technology Group, Inc. (ITG, formerly known as Macgregor)	None	Order management system utilized by Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds that stores trading data and is used for trading and compliance purposes.	Ad hoc

Advent/AXP	None	Portfolio accounting system utilized by Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad hoc

Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	None	Evaluation and assessment of trading activity, execution and practices by the Advisor.	Five days after quarter-end

Checkfree	None	To facilitate the investment management of bank client accounts.	Daily

BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc

State Street	None	Use to provide custodian services.	Real time

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IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

Morningstar, Inc.	None	Use for independent research and ranking of Columbia Funds.	Daily

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INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund. In rendering investment advisory services, the Advisor may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of the Advisor. Columbia Management Pte. Ltd. is not registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended. Columbia Management Pte. Ltd. has entered into a Memorandum of Understanding (MOU) with the Advisor pursuant to which Columbia Management Pte. Ltd. is considered a “participating affiliate” of the Advisor as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisors to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered investment advisor. Investment professionals from Columbia Management Pte. Ltd. may render portfolio management or research services to clients of the Advisor, including the Funds, under the MOU, and are subject to supervision by the Advisor.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of the Advisor’s obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to the Fund for any act or omission in the course of, or connected with, rendering services thereunder.

The Investment Advisory Agreement became effective with respect to the Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) on at least 60 days’ notice or by the Advisor on at least 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Fund pays the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Fees and Expenses — Annual Fund Operating Expenses in the Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

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The Advisor received fees from the Fund for its services as reflected in the following chart, which shows the advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal years.

Advisory Fees Paid by the Fund

Fund	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008	Fiscal Period Ended February 28, 2007	Fiscal Year Ended March 31, 2006
Large Cap Enhanced Core Fund
Advisory Fee Paid	$2,181,829	$2,717,957	$1,691,254	$1,464,109
Amount Waived by the Advisor	$431,216	—	—
Amount Reimbursed by the Advisor	—	$366,741	$393,249	$619,599	(a)

(a)	$255,885 of this amount was reimbursed by the Advisor in connection with a commitment by Bank of America to return certain fees to any Fund that was the subject of a market timing agreement, even if there was no negative impact on any Fund shareholders arising from any such agreement.

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Advisor who are responsible for making the day-to-day investment decisions for the Fund. As described in the Management of the Fund — Primary Service Providers section of the Fund’s prospectuses, the portfolio manager(s) of the Advisor who are responsible for the Fund are:

Portfolio Manager(s) of the Advisor

Portfolio Manager	Fund
Brian M. Condon	Large Cap Enhanced Core Fund

Compensation

As of the Fund’s most recent fiscal year end, the Advisor’s portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Portfolio Manager	Primary Benchmark(s)	Peer Group(s) Lipper Classification
Brian M. Condon	S&P 500® Index	Lipper Large-Cap Core Funds Classification

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The size of the overall bonus pool each year is determined by Columbia Management Group, LLC and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Advisor managed, as of February 28, 2009.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

Brian M. Condon	2	$332.0 million	6	$426.0 million	55	$1.9 billion

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the compensation of the Advisor’s portfolio manager(s) is based on performance, as of February 28, 2009.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

Portfolio Managers	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

Brian M. Condon	—	—	1	$25.0 million	—	—

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by the Advisor’s portfolio manager(s), as of February 28, 2009.

Portfolio Manager Ownership of the Funds as of February 28, 2009

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned

Brian M. Condon	Large Cap Enhanced Core Fund	None

The Advisor’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

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Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Advisor are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Advisor and its affiliates.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Fund.

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Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of the Fund; (iii) prepare and, if applicable, file all documents required for compliance by the Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of the Fund’s other third party service providers; and (vi) maintain certain books and records of the Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administration Agreement, and as shown in the section entitled Fees and Expenses — Annual Fund Operating Expenses in the Fund’s prospectuses.

The following chart shows the administration fees paid to the Administrator for the three most recently completed fiscal years.

Administration Fees Paid by the Fund

Fund	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008	Fiscal Period Ended February 28, 2007	Fiscal Year Ended March 31, 2006
Large Cap Enhanced Core Fund
Administration Fee Paid	$970,695	$1,247,255	$706,617	$668,755
Amount Waived/Reimbursed by the Administrator	—	—	—	—

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Fund. Columbia Management Advisors, LLC is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Fund. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street Bank and Trust Company an annual fee of $38,000 paid monthly. The Fund also reimburses State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Trust entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, the Fund

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reimburses Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia Management Advisors, LLC in the performance of services under the Services Agreement. Prior to January 1, 2008, the Fund also reimbursed Columbia Management Advisors, LLC for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia Management Advisors, LLC was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between Columbia Management Advisors, LLC and State Street Bank and Trust Company, Columbia Management Advisors, LLC delegated certain functions to State Street Bank and Trust Company. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia Management Advisors, LLC and discussed below) were paid to State Street Bank and Trust Company. The Fund also reimbursed Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties for pricing the portfolio securities of the series of the Trust and direct internal costs incurred by Columbia Management Advisors, LLC in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid

Columbia Management Advisors, LLC and State Street Bank and Trust Company received fees from the Fund for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street Bank and Trust Company and to Columbia Management Advisors, LLC for the three most recently completed fiscal years. Prior to December 1, 2005, pricing and bookkeeping agency services were provided by the Administrator under the Administration Agreement.

Pricing and Bookkeeping Fees Paid by the Fund

Fund	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008	Fiscal Period Ended February 28, 2007	Fiscal Year Ended March 31, 2006*
Large Cap Enhanced Core Fund
Amount Paid to Columbia Management Advisors, LLC	—	$11,588	—	$44,908
Amount Paid to State Street Bank and Trust Company	$129,888	$142,326	$125,889	—

*	These amounts were paid to Columbia Management Advisors, LLC for the period beginning December 1, 2005 and ending March 31, 2006.

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Fund. The Distributor’s address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Fund on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities

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which are primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to the Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained, for the past three fiscal periods.

Underwriting Commissions Paid by the Fund and Retained by the Distributor

Fund	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008	Fiscal Period Ended February 28, 2007	Fiscal Year Ended March 31, 2006
Large Cap Enhanced Core Fund
Amount Paid
Class Y shares	N/A	N/A	N/A	N/A
Amount Retained
Class Y shares	N/A	N/A	N/A	N/A

Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of the Fund’s prospectuses, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Fund for the various services they provide to the Fund. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Fund, each of which typically is included as an exhibit to Part C of the Fund’s registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Fund is based, in some manner, on the size of the Fund’s assets under management. As the size of the Fund’s assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Fund. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Fund’s prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

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Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Fund may arise from the financial services activities of Bank of America and its affiliates, including, for example, the investment advisory/management services it provides for clients and customers other than the Fund. In this regard, Bank of America is a major financial services company. Bank of America and its affiliates, including, for example, BANA (including its U.S. Trust, Bank of America Private Wealth Management division), BAS, BAI, Merrill Lynch, MLPF&S and the First Republic division of Merrill Lynch Bank & Trust Co., are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Fund. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Fund. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Fund. The Advisor and Bank of America’s other investment advisor affiliates (including Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Fund, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Fund and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Fund.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to the Fund and/or investment decisions made for the Fund by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Fund may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Fund. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Fund is invested. For example, the Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of the Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Fund. In this situation, the allocation of, and competition for, investment opportunities among the Fund and other funds and/or

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accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Fund and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interest.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of the Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Fund. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Fund. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of interest.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Advisor may receive in connection with brokerage services provided to the Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to the Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by the Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Fund, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Fund. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Fund. Trades made by Bank of America and its affiliates for the Fund may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Fund and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Fund as compared to the other funds and accounts with which trades were aggregated.

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Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Fund for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to the Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Fund, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Fund, Bank of America and its affiliates have adopted policies and procedures, and the Fund, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Fund may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Fund. For example, BAS or MLPF&S may sell securities to the Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Fund and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Fund and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Fund’s investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Fund’s Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Fund

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which the Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, the Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a

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lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by the Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI or MLPF&S, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management or the First Republic division of Merrill Lynch Bank & Trust Co., as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Fund’s shares, in addition to the sales-related and other compensation that these parties may receive from the Fund. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Fund that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Fund is generally based on the Fund’s assets under management and those assets will grow as shares of the Fund are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for the Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02266-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Fund. Effective January 1, 2008, the Fund pays the Transfer Agent an annual transfer agency fee of $17.34 per account, payable monthly. In addition, the Fund may pay the Transfer Agent for the fees and expenses the Transfer Agent pays to third party dealer firms that maintain omnibus accounts with the Fund, subject to a cap equal to 0.15% of the Fund’s net assets represented by the account. The Fund also pays certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. For the period April 1, 2006 through December 31, 2007, the Fund paid the Transfer Agent an annual fee of $17.00 per account, payable monthly. For the period November 1, 2005 through March 31, 2006, the Fund paid the Transfer Agent an annual fee of $15.23

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per account, payable monthly. For the period September 1, 2005 through December 31, 2007, the Transfer Agent was entitled to reimbursement by the Fund for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund’s net assets represented by the account.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Fund’s sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Fund’s Custodian. State Street is responsible for safeguarding the Fund’s cash and securities, receiving and delivering securities and collecting the Fund’s interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Fund’s independent registered public accounting firm. The Fund issues unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Fund’s fiscal year ended February 28, 2009 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Fund’s books and review its tax returns for the fiscal year ended February 28, 2010.

The Report of the Independent Registered Public Accounting firm and the audited financial statements included in the Annual Report to Shareholders of the Fund dated February 28, 2009 are incorporated herein by reference. No other parts of the annual report or semi-annual report to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Fund’s prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue, N.W., Washington, D.C. 20001.

Distribution and Servicing Plans

The Trust has not adopted distribution and servicing plans for Class Y shares of the Fund.

Expense Limitations

The Advisor has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages:

Fund	Expenses Exceeding:
Large Cap Enhanced Core Fund*	0.70% of average daily net assets

*	The Advisor is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement under this arrangement if such recovery does not cause the Fund’s expenses to exceed limitations in effect at the time of recovery.

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Codes of Ethics

The Fund, the Advisor, Brandes and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Fund. These Codes of Ethics are included as exhibits to Part C of the Fund’s registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Fund has delegated to the Advisor or, as applicable, the sub-advisor, the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor and sub-advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor (or sub-advisor), its affiliates, its other clients or other persons.

The Advisor’s policy is to vote proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Voting Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Voting Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and operations functions. In addition to the responsibilities described above, the Proxy Voting Committee has the responsibility to review, at least annually, the Advisor’s proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Voting Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Fund. References to the best interests of the Fund refer to the interest of the Fund in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Voting Committee does not consider any benefit other than benefits to the Fund. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended

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June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiafunds.com and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s and the sub-advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Fund, the services of certain officers of the Fund and such other personnel (other than the personnel of the Advisor or the investment sub-advisor(s), if applicable) as are required for the proper conduct of the Fund’s affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Fund’s shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of the Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Fund.

The Fund pays or causes to be paid all other expenses of the Fund, including, without limitation: the fees of the Advisor, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Fund; brokerage commissions chargeable to the Fund in connection with Fund securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Fund to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Fund’s shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Fund (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Fund’s shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Fund’s shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund’s operation unless otherwise explicitly assumed by the Advisor or the Administrator.

Expenses of the Fund which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

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FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Fund. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility to assure that the Fund is managed in the best interests of shareholders. The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director — E.J. Boudreau & Associates (consulting), from 2000 through current	66	None

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	66	Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President and Chief Executive Officer — California Bank, N.A., from January 2008 through current	66	None

R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer — Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman — Conseco, Inc. (insurance), September 2003 through current; Executive Chairman — Conseco, Inc. (insurance), August 2004 through September 2005	66	Director — Conseco, Inc. (insurance)

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Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	Retired; President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate) 1982 through 2007	66	Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan

Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President — Micco Corporation and Mickel Investment Group	66	Board Member — Piedmont Natural Gas

Interested Trustee Biographical Information

Anthony M. Santomero* (Born 1946) Trustee	Indefinite term; Trustee since January 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006	66	Director — Renaissance Reinsurance Ltd.; Director — Penn Mutual Life Insurance Company; Director — Citigroup

*	Mr. Santomero is currently deemed by the Columbia Funds to be an “interested person” (as defined in the 1940 Act) of the Fund because he serves as a Director of Citigroup, Inc. (“Citigroup”), a company that may through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor.

Standing Committees

The Trust has four standing committees, including the Audit Committee, the Contracts Review Committee, the Governance Committee and the Investment Committee.

The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of a Company, and the Fund’s investment advisor(s), administrator(s) and other key service providers

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(other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of the Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Fund maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for the Fund prior to the engagement of such independent auditor; (iii) pre-approve all audit and non-audit services provided to the Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by the Fund’s independent auditor to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins, Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all not “interested persons” (as defined in the 1940 Act). The Audit Committee met on six occasions during the last fiscal year.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Board as to: (i) contractual arrangements; (ii) the factors considered in approving advisory and sub-advisory contracts; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The members of the Contracts Review Committee are R. Glenn Hilliard, William P. Carmichael, John J. Nagorniak and Anthony M. Santomero. With the exception of the Interested Trustee, the Contracts Review Committee members are all not “interested persons” (as defined in the 1940 Act). The Contracts Review Committee met on five occasions during the last fiscal year.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of the Fund’s investment advisor or sub-advisor or any control affiliate thereof, including deferred compensation and retirement policies; and (iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw, William A. Hawkins, R. Glenn Hilliard and William P. Carmichael. The Governance Committee members are all not “interested persons” (as defined in the 1940 Act). The Governance Committee met on four occasions during the last fiscal year.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Advisor on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee

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assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Fund; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Advisor; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Each Trustee is a member of the Investment Committee. With the exception of the Interested Trustee, the Investment Committee members are all not “interested persons” (as defined in the 1940 Act). The Investment Committee met on five occasions during the last fiscal year.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended February 28, 2009

Name of Trustee	Aggregate Compensation for Large Cap Enhanced Core Fund for the Fiscal Year ended February 28, 2009
Edward J. Boudreau, Jr.(b)	$3,736
William P. Carmichael(c)	$4,671
Minor M. Shaw(d)	$3,580
R. Glenn Hilliard(e)	$3,621
William A. Hawkins(f)	$3,696
John J. Nagorniak(g)	$3,231

Interested Trustee Compensation for the Fiscal Year Ended February 28, 2009

Anthony M. Santomero(h)	$3,154

Independent Trustee Compensation for the Calendar Year Ended December 31, 2008
Name of Trustee	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2008(a)
Edward J. Boudreau, Jr.(b)	$245,000
William P. Carmichael(c)	$302,500
Minor M. Shaw(d)	$227,500
R. Glenn Hilliard(e)	$231,250
William A. Hawkins(f)	$240,000
John J. Nagorniak(g)	$185,000

Interested Trustee Compensation for the Calendar Year Ended December 31, 2008

Anthony M. Santomero(h)	$180,000

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

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(b)	During the fiscal year ended February 28, 2009, Mr. Boudreau deferred $1,121 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Boudreau deferred $66,069 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(c)	During the fiscal year ended February 28, 2009, Mr. Carmichael deferred $0 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Carmichael deferred $46,032 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(d)	During the fiscal year ended February 28, 2009, Ms. Shaw deferred $1,790 of her compensation from the Fund. During the calendar year ended December 31, 2008, Ms. Shaw deferred $104,833 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(e)	During the fiscal year ended February 28, 2009, Mr. Hilliard deferred $3,351 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Hilliard deferred $213,121 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(f)	During the fiscal year ended February 28, 2009, Mr. Hawkins deferred $0 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Hawkins deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(g)	During the fiscal year ended February 28, 2009, Mr. Nagorniak deferred $969 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Nagorniak deferred $51,156 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(h)	During the fiscal year ended February 28, 2009, Mr. Santomero deferred $1,577 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Santomero deferred $82,952 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) selected by such Trustee.

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Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of the Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2008

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.	Large Cap Enhanced Core Fund — A	E

William P. Carmichael	Large Cap Enhanced Core Fund — A	E

Minor M. Shaw	Large Cap Enhanced Core Fund — A	E

R. Glenn Hilliard	Large Cap Enhanced Core Fund — A	E

William A. Hawkins	Large Cap Enhanced Core Fund — A	E

John J. Nagorniak	Large Cap Enhanced Core Fund — A	D

Interested Trustee Ownership for the Calendar Year Ended December 31, 2008

Anthony M. Santomero	Large Cap Enhanced Core Fund — A	D

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The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)	President	2009	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer — Columbia Funds, from June 2008 to January 2009; Treasurer — Columbia Funds, October 2003 — May 2008; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003 — December 2004; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael G. Clarke (Born 1969)	Senior Vice President and Chief Financial Officer	2008	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration, June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)	Treasurer	2008	Director of Fund Administration of the Advisor since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Julian Quero (Born 1967)	Deputy Treasurer	2003	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Timothy P. Kane (Born 1974)	Assistant Treasurer	2008	Head of Valuation of the Advisor since July 2007; Manager, Accounting Oversight Department of the Advisor since September 2004; Internal Auditor, State Street Corporation (financial services) from June 2004 to September 2004; Senior Auditor, Deloitte (public accounting firm) prior to June 2004.

Kenneth E. O’Connor (Born 1970)	Assistant Treasurer	2008	Head of Mutual Fund Performance of the Advisor since September 2006; Senior Manager, Mutual Fund Performance of the Advisor from 2003 to September 2006.

Joseph F. DiMaria (Born 1968)	Chief Accounting Officer	2008	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President and Director, Columbia Management Services, Inc. since July 2004; Managing Director, Columbia Management Distributors, Inc. since August 2007; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Kathryn Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Managing Director of the Advisor since May 2009; Assistant General Counsel, Bank of America from October 2006 through May 2009; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 through October 2006.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Laura E. Flores (Born 1976)	Assistant Secretary	2008	Assistant General Counsel, Bank of America since September 2008; Associate, Morgan, Lewis & Bockius, LLP (law firm) from September 2004 to September 2008.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make(s) the day-to-day investment decisions for the Fund, as applicable) is responsible for decisions to buy and sell securities for the Fund, for the selection of broker/dealers, for the execution of the Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Fund is affiliated with the NYSE specialist firm Banc of America Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Banc of America Specialist, Inc. may make a market in certain securities held by the Fund.

In placing orders for portfolio securities of the Fund, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other

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cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Fund. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. The Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Fund.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for the Fund and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Fund.

The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse

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repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that the Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for the Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Fund with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following tables describe the amounts of brokerage commissions paid by the Fund during its three most recently completed fiscal years. In certain instances the Fund may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Fund

Fund	Fiscal Year Ended February 28, 2009	Fiscal Year Ended February 29, 2008	Fiscal Period Ended February 28, 2007	Fiscal Year Ended March 31, 2006
Large Cap Enhanced Core Fund	$1,214,329	$903,415	$633,227	$480,489

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The Fund paid no brokerage commissions to affiliated broker/dealers for the three most recently completed fiscal years.

Directed Brokerage

The Fund or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund’s brokerage transactions to a broker/dealer because of the research services it provides the Fund or the Advisor.

During the fiscal year ended February 28, 2009, the Fund did not direct brokerage transactions.

Securities of Regular Broker/Dealers

In certain cases, the Fund, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

As of February 28, 2009, the Fund owned securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of February 28, 2009

Fund	Broker/Dealer	Dollar Amount of Securities Held
Large Cap Enhanced Core Fund	MORGAN STANLEY	$2,125,952
	BANK OF NEW YORK MELLON CORP	$1,529,730
	CITIGROUP INC	$262,800

Additional Shareholder Servicing Payments

The Fund, along with the Transfer Agent and/or the Distributor, may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary. The Fund’s Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts to financial intermediaries in connection with the provision of these shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Fund also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for

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literature for participants, account maintenance fees or fees for the establishment of the Fund on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and other Bank of America affiliates had not agreed to make shareholder servicing payments to any financial intermediaries with respect to Class Y shares; however, the Distributor and/or other Bank of America affiliates have entered into such agreements with respect to other classes of shares of the Fund, and may enter into such agreements with respect to Class Y shares in the future without notice to Class Y shareholders. For more information relating to such agreements, see the Statement of Additional Information relating to the other classes of shares of the Fund.

Additional Financial Intermediary Payments

The Distributor and other Bank of America affiliates may pay compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Fund, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Fund.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a Class Y share, the amount the Fund will receive as proceeds from such sales or the expenses paid by Class Y shares as shown under the heading Fees and Expenses in the Fund’s Class Y shares prospectus.

Marketing Support Payments

The Distributor and the Advisor may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Fund and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

The financial arrangements likely will vary for each financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a materially different basis when dealing with other affiliates of Bank of America. Such increased or otherwise modified payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

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As of the date of this SAI, the Distributor and other Bank of America affiliates had not agreed to make marketing support payments to any financial intermediaries with respect to Class Y shares; however, the Distributor and/or other Bank of America affiliates have entered into such agreements with respect to other classes of shares of the Fund, and may enter into such agreements with respect to Class Y shares in the future without notice to Class Y shareholders. For more information relating to such agreements, see the Statement of Additional Information relating to the other classes of shares of the Fund.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Fund offers shares in the classes shown in the table below. Subject to certain limited exceptions discussed in the Fund’s prospectuses, the Fund may no longer be accepting new investments from current shareholders or prospective investors. The Fund, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of the Fund without thereby changing the proportionate beneficial interests in the Fund and to divide such shares into classes. Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of the Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Fund

Fund	Class A Shares	Class R Shares	Class Y Shares	Class Z Shares
Large Cap Enhanced Core Fund	✓	✓	✓	✓

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Fund’s shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of its assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund’s debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Fund’s obligation only if the Fund had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of the Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation,

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operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of the Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Investment Advisory Agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by the Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in the Fund’s prospectuses.

Redemptions

The Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Fund utilizing the methods, and subject to the restrictions, described in the Fund’s prospectuses. The following information supplements information in the Fund’s prospectuses.

The Fund has authorized one or more broker/dealers to accept buy and sell orders on the Fund’s behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Fund’s behalf. The Fund will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Fund may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans)

The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. BANA is the custodian/trustee and plan sponsor of the Columbia Management prototype plans offered through the Distributor. In general a $20 annual fee is charged.

Participants in Retirement Plans not sponsored by BANA, not including IRAs, may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in BANA sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares or Class T shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

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•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class E shares and Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares within 365 days, up to the amount of the

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sales proceeds. The purchase must be made into an account for the same owner but does not need to be into the same Columbia Fund from which the shares were sold. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 365 days after the shares are sold and purchases of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Contingent Deferred Sales Charge Waivers (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC in the following circumstances:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant on an account; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Medical payments: Upon request by a shareholder, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of age 591/2.

Loans from qualified retirement plans: CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.

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Accounts liquidated by Distributor: CDSCs may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary returns the applicable portion of any commission paid by the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Plans of reorganization: At the Fund’s discretion, CDSCs may be waived for shares issued in connection with plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Anti-Money Laundering Compliance

The Fund is required to comply with various anti-money laundering laws and regulations. Consequently, the Fund may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of the Fund is based on the Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Fund is open for business, unless the Board determines otherwise.

The value of the Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Fund’s fair valuation procedures.

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Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Fund’s fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in the Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Advisor’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Fund’s prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in the Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.

Qualification as a Regulated Investment Company

It is intended that the Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. The Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to the Fund, even though the Fund is a series of the Trust. Furthermore, the Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of the Fund’s investments in master limited partnerships (MLPs) may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

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The Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of the Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which the Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends as defined below). The Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that the Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by the Fund will be subject to tax at regular corporate rates.

In addition, although the Fund generally intends to distribute all of its net capital gain, the Fund may determine to retain for investment all or a portion of its net capital gain. If the Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury Regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, the Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, the Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from the Fund in the year they are actually distributed. If the Fund declares a distribution to shareholders of

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record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, the Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If the Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income for the year (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by the Fund).

Capital Loss Carryforwards

Subject to certain limitations, the Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gains. The Fund cannot carry back or carry forward any net operating losses.

Equalization Accounting

The Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals the Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by the Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If the Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to

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annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. The Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though the Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by the Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If the Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether the Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by the Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by the Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options that may be used by the Fund will be deemed “Section 1256 contracts.” The Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

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Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds the Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by the Fund involving certain derivative instruments, such as forwards, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If the Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain the Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The

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amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions.

In addition, the Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in derivatives transactions.

Any investment by the Fund in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

The Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment

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company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by the Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied the regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or to sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions and gain may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require the Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. The Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

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In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Distributions paid out of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. The Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). The Fund will designate Capital Gain Dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new

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purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution.

Foreign Taxes

Amounts realized by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that the Fund will qualify for this election.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by the Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws

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covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

Backup Withholding

The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of the Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Fund are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that the Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, distributions made to foreign shareholders other than Capital Gain Dividends will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning

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before January 1, 2010, distributions made to foreign shareholders and properly designated by the Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer; (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, distributions properly designated as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2010, “short-term capital gain dividends” (defined below) are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividend and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. “Short-term capital gain dividends” are distributions attributable to the Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

It is currently unclear whether Congress will extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends for tax years beginning on or after January 1, 2010.

In the case of shares held through an intermediary, even if the Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation, and an intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Even if permitted to do so, the Fund provides no assurance that it will designate any distributions as interest-related dividends or short-term capital gain dividends.

Special rules apply to distributions to foreign shareholders from the Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions described below. Additionally, special rules apply to the sale of shares in the Fund if it is a USRPHC. Generally, a USRPHC is a domestic corporation that holds USRPIs — defined generally as any interest in U.S. real property

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or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund that holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph will also apply to distributions from the Fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

If the Fund is a USRPHC or would be a USRPHC but for the above-mentioned exceptions, amounts the Fund receives from REITs derived from gains realized from USRPIs will retain the character as such in the hands of the Fund’s foreign shareholders. In the hands of an foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder will be required to file a U.S. income tax return for the year recognized, and the Fund must withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior 12 months), such amounts will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If the Fund is subject to the rules of this paragraph, its foreign shareholders will also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares. Prior to January 1, 2010, if the Fund is a USRPHC or would be a USRPHC but for the above-mentioned exceptions, similar rules also apply to any non-REIT USRPI gains recognized by the Fund directly or indirectly through certain lower-tier regulated investment companies. It is currently unclear whether Congress will extend this treatment to January 1, 2010 and beyond.

In addition, if the Fund is a USRPHC, it must typically withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, no withholding is generally required with respect to amounts paid in redemption of shares of the Fund if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled USRPHCs. It is currently unclear whether Congress will extend this exemption from withholding to January 1, 2010 and beyond.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder

95

could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if the Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of June 30, 2009, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of the Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Fund

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Large Cap Enhanced Core Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTNTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLR JACKSONVILLE FL 32246-6484	213,151.6870	16.78%

Large Cap Enhanced Core Fund Class A	MG TRUST CUST FBO SWERDLIN & COMPANY 401K PROFIT SHARING PLAN & TRUST 700 17TH ST STE 150 DENVER CO 80202-3502	81,435.4010	6.41%

Large Cap Enhanced Core Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	76,359.8850	6.01%

Large Cap Enhanced Core Fund Class R	CHRISTI LAIRD FBO COUNTRYWIDE MECHANICAL SYSTEMS 401 K PROFIT SHARING PLAN & TRUST INC 1939 FRIENDSHIP DR STE F EL CAJON CA 92020-1138	3,122.3500	57.29%

Large Cap Enhanced Core Fund Class R	MG TRUST CO CUST FBO APPLIED RELIABILITY ENGINEERING 700 17TH ST STE 300 DENVER CO 80202-3531	1,257.7720	23.08%

Large Cap Enhanced Core Fund Class R	FIM FUNDING INC C/O COLUMBIA FUNDS GROUP MAIL STOP MA5 100 11 05 100 FEDERAL STREET BOSTON MA 02110-1802	833.6000	15.30%

Large Cap Enhanced Core Fund Class Z	BANK OF AMERICA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	43,803,205.3990	85.65%

Large Cap Enhanced Core Fund Class Z	COLUMBIA THERMOSTAT FUND 227 W MONROE ST STE 3000 CHICAGO IL 60606-5018	3,482,958.5350	6.81%

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Control Person Ownership of the Fund

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Large Cap Enhanced Core Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	43,803,205.3990	83.57%

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APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

A-1

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-2

Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

A-3

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

A-4

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

A-5

APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Last Review Date:	March 2009
Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940
Form N-PX
ERISA Department of Labor Bulletin 08-2
Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment groups (particularly, Equity and Chief Investment Officer’s Office), as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of Achieving Compliance

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the Columbia Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. CMA has established a Proxy Committee which is responsible for overseeing the proxy voting process.

The specific responsibilities of the Proxy Committee and scope of its oversight are described in the Proxy Committee’s charter.

CMA’S INVESTMENT ASSOCIATES’RESPONSIBILITIES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming that the proxy matter does not present a potential conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of

1	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM identifies companies with which CMA has a significant business relationships and Proxy Referrals of such companies will be voted consistent with CMA’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which CMA has a significant business relationship the relevant CMA investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.

If the Proxy Committee, the Chairperson of the Proxy Committee, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, CMA will invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the Proxy Committee consider voting the proxy other than according to such Guidelines and provide information as the Proxy Committee may request. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1.	New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3.	Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4.	Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5.	Proxies of Investment Company Shares. Proposals on issues other than affiliated investment companies (previously described) will be voted on the specific instruction of the Proxy Committee.

6.	Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

7.	Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts Officer.

Monitoring/Oversight

CRM and/or Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)

Proxy Group in GWIM Investment Operations
Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management
Client Communications Regarding Proxy Matters	Client Service Group
Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

APPENDIX A — CMA’s Proxy Voting Policy

CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than two-thirds “independent” directors, as defined by applicable regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’s categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses. Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:

Signed:

Date:

1	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
2	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

APPENDIX C

CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR , AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

Columbia Management®

COLUMBIA FUNDS SERIES TRUST

Class Y Shares

STATEMENT OF ADDITIONAL INFORMATION

July 15, 2009

Fixed Income Fund
Columbia Short Term Bond Fund

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Fund’s prospectus dated July 15, 2009. The most recent annual report for the Fund, which includes the Fund’s audited financial statements dated March 31, 2009, are incorporated by reference into this SAI.

Copies of the Fund’s current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiafunds.com.

INT-39/19414-0709

SAI PRIMER

The SAI is a part of the Fund’s registration statement that is filed with the SEC. The registration statement includes the Fund’s prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Fund that is not required to be in the Fund’s prospectuses. The SAI expands discussions of certain matters described in the Fund’s prospectuses and provides certain additional information about the Fund that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Fund’s investments;

•	the Fund’s investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Fund;

•	the Fund’s brokerage practices;

•	the share classes offered by the Fund;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Fund, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Fund, and the Administrator

Administrator	Columbia Management Advisors, LLC

Advisor	Columbia Management Advisors, LLC

AMEX	American Stock Exchange

BAI	Banc of America Investment Services, Inc.

BANA	Bank of America, National Association

BAS	Banc of America Securities LLC

Glossary

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 17 of Form N-1A

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.

Custodian or State Street	State Street Bank and Trust Company

Distributor	Columbia Management Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Fund, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Fund’s shares

FHLMC	Federal Home Loan Mortgage Corporation

Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association

The Fund	The open-end management investment company listed on the front cover of this SAI that is a series of the Trust

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” of the Fund as defined in the 1940 Act

Interested Trustee	The Trustee of the Board who is an “interested person” of the Fund as defined in the 1940 Act

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor

Glossary

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

Merrill Lynch	Merrill Lynch & Co., Inc.

MLPF&S	Merrill Lynch, Pierce, Fenner & Smith Incorporated

Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family

Moody’s	Moody’s Investors Service, Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Principal Underwriter	Columbia Management Distributors, Inc.

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Glossary

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Short Term Bond Fund	Columbia Short Term Bond Fund

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Fund, and Columbia Management Services, Inc.

Transfer Agent	Columbia Management Services, Inc.

The Trust or CFST	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in major asset classes, and the Advisor had approximate assets under management of $323.5 billion as of March 31, 2009.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

On September 26, 2005, the name of the Fund was changed from Nations Short-Term Income Fund to Columbia Short Term Bond Fund.

The Fund represents a separate series of the Trust and is an open-end diversified management investment company.

The Fund has a fiscal year end of March 31.

ABOUT THE FUND’S INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of the Fund’s total assets) and related principal investment risks for the Fund are discussed in the Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for the Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, the Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for the Fund supplements the discussion of investment policies in the Fund’s prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may not, as a matter of fundamental policy:

1.	Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

2.	Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate;

3.	Purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts;

4.

Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

5.	Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

6.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; and

7.	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Non-Fundamental Investment Policies

1.	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	The Fund may not invest more than 15% of its net assets in illiquid securities.

3.	The Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	To the extent the Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Fund to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Advisor may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

2.	Pursuant to an exemptive order dated September 5, 2003, the Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Permissible Investments and Related Risks

The Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies for the Fund certain types of securities in which it is permitted to invest, including certain types of securities that are described in the Fund’s prospectuses. The Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security type described in this SAI). To the extent a type of security identified below for the Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which the Fund may invest is set forth below. The Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Temporary Defensive Positions. The Fund may temporarily invest in money market instruments or hold cash. It may do so without limit, when the Advisor or sub-advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While the Fund engages in such strategies, it may not achieve its investment objective.

See also About the Fund’s Investments — Permissible Investments and Related Risks — Money Market Instruments.

Permissible Fund Investments

Investment Type	Short Term Bond Fund
Asset-Backed Securities	✓
Bank Obligations (Domestic and Foreign)	✓
Common Stock	✓
Convertible Securities	✓
Corporate Debt Securities	✓
Derivatives	✓
Index or Linked Securities (Structured Products)	✓
Futures Contracts and Options on Futures Contracts	✓
Stock Options and Stock Index Options	✓
Swap Agreements	✓
Dollar Rolls	✓
Foreign Currency Transactions	✓
Foreign Securities	✓
Guaranteed Investment Contracts (Funding Agreements)	✓
Illiquid Securities	✓
Initial Public Offerings	✓
Investments in Other Investment Companies	✓

Permissible Fund Investments

Investment Type	Short Term Bond Fund
Low and Below Investment Grade Securities	✓
Money Market Instruments	✓
Mortgage-Backed Securities	✓
Municipal Securities	✓
Participation Interests	✓
Preferred Stock	✓
Private Placement and Other Restricted Securities	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓
Repurchase Agreements	✓
Reverse Repurchase Agreements	✓
Stripped Securities	✓
U.S. Government and Related Obligations	✓
Variable- and Floating-Rate Obligations	✓
Warrants and Rights	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations.

Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. The Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the Federal Deposit Insurance Corporation (FDIC) up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed and traded on domestic stock exchanges, such as the NYSE, AMEX or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities include fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

The Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

The Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by the Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. The Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing the Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from the Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when the Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

The Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. The Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, the Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent the Fund invests in these types of securities, the Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

The Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, the Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which the Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and/or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Advisor. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Advisor. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, the Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, the Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Fund, neither the Trust nor the Fund is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of the Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with the Fund’s custodian.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the hedge position then currently held by the Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by the Fund is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. The Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, the Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit the Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Options on Futures Contracts. The Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

The Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by the Fund is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. In as much as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the

Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. The Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by the Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities sought to be hedged; there can be no assurance that the Advisor will be successful in doing so.

Stock Options and Stock Index Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The successful use of the Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by the Fund expires unexercised, the Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, the Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when the Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Fund generally will treat purchased dealer options as illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing Covered Options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund’s investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to the Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. The Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s prospectuses) of the Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Index Options. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that the Fund may not write covered options on an index.

Foreign Stock Index Options. The Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. The Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Another example is if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Additionally, whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for the Fund. The Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. The Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Advisor does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. The Fund foregoes principal and interest paid on the securities during the “roll” period. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by the Fund from the transaction. Dollar rolls also involve risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow the Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” The Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of the Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. The Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow the Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. The Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow the Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. The Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow the Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which the Fund’s securities are denominated.

The Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by the Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for the Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency the Fund is obligated to deliver at the time the Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that the Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to the Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce the Fund’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. The Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to the Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by the Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, the Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Initial Public Offerings

The Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. The Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on the Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on the Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to the Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which the Fund seeks to achieve its investment objective. The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by the Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds, the 1940 Act generally requires that the Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by companies controlled by the Fund. Such other investment companies may include ETFs which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although the Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for the Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that the Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, the Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Advisor to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, the Fund may be more dependent on the Advisor’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish the Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by the Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of the Fund’s net assets. The Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments—Variable- and Floating-Rate Obligations, Permissible Fund Investments—Zero Coupon, Pay-in-kind and Step-Coupon Securities and Permissible Fund Investments—Private Placement and Other Restricted Securities for more information.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Fund ordinarily purchases municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that the applicable taxing authorities will agree with this opinion. In the event, for example, that the IRS determines that an issuer does not comply with the relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result, reporting such income as taxable.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which the Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as the Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. The Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

•

Failed auction: A breakdown in the auction process can occur; in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder generally would hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: APS generally is redeemable at any time, usually upon notice, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which could adversely affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which the Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase. The Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, the Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of the Fund’s rights) and exemptions thereto (which would permit the Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, the Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, the Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund’s rights. For example, if the Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, the Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which the Fund sells a security subject to the obligation of a buyer to resell and the Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by the Fund.

Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPs) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable and Floating-Rate Obligations for more information.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, the Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by the Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, the Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that the Fund agrees to purchase the securities. The Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Advisor may determine not to complete a transaction if it deems it appropriate. In such cases, the Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. The Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to the Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind and step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

The Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Fund’s Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, the Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund. In general, pursuant to the 1940 Act, the Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Fund participates in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities.

Pursuant to an exemptive order from the SEC, the Fund may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

The Fund will sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If the Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when the Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to the Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, the Fund may engage in short sales that are not “against the box,” which are sales by the Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, the Fund must borrow or purchase the security. If borrowed, the Fund is then obligated to replace the security borrowed from the third party, so the Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by the Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although the Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

The Fund’s successful use of short sales also will be subject to the ability of the Advisor to predict movements in the directions of the relevant market. The Fund therefore bears the risk that the Advisor will incorrectly predict future price directions. In addition, if the Fund sells a security short, and that security’s price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of the Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, the Fund may make secured loans of its portfolio securities to broker/ dealers and other institutional investors. Securities loans by the Fund are made pursuant to agreements that require that loans be secured continuously by collateral in cash. The Fund retains all or a portion of the income received on investment of cash collateral. A borrower will pay to the Fund an amount equal to any dividends or interest received on securities loaned, but the borrower typically will receive a portion of the income earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, the Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

The Fund typically invests the cash collateral it receives in connection with its securities lending program directly or indirectly in high quality, short-term investments. The Fund may invest some or all of such cash collateral in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent or its affiliates. The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliate) and the Fund with respect to the management of such cash collateral.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

For the Fund’s portfolio turnover rate, see the Financial Highlights section in the prospectuses for that Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•

For equity, convertible, balanced and asset allocation Columbia Funds, other than small cap and specialty Columbia Funds a complete list of portfolio holdings as of a month-end is posted approximately 15 calendar days after such month-end.

•

For small cap and specialty Columbia Funds and those Columbia Funds that are sub-advised by Marsico, a sub-advisor for certain Columbia Funds, a complete list of portfolio holdings as of a month end is posted approximately 30 calendar days after such month-end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Columbia Money Market Funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of a month-end on their website, generally within 15 calendar days after such month-end. In general, the equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their largest 5-15 holdings (by security or issuer).

The Columbia Funds may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds’ policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE

Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc
Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE

JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

FactSet Research Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor, and Marsico Capital Management, LLC; sub-advisor to certain Columbia Funds.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Institutional Shareholder Services (ISS)	None	Proxy voting administration and research on proxy matters utilized by MacKay Shields LLC, sub-advisor to certain Columbia Funds.	Daily

Cogent Consulting LLC	None	Utilized by Marsico Capital Management, LLC, sub-advisor for certain Columbia Funds, to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE

Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

Kynex	None	Use to provide portfolio attribution reports.	Daily

Bowne & Co.	None	Use for printing of the following materials: prospectuses, supplements and SAIs.	Monthly/quarterly

Bloomberg	None	Use for portfolio analytics.	Daily

Lehman Point	None	Use for analytics including risk and attribution assessment.	Daily

ADP	None	Proxy voting and research utilized by Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds.	Daily

Investment Technology Group, Inc. (ITG, formerly known as Macgregor)	None	Order management system utilized by Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds that stores trading data and is used for trading and compliance purposes.	Ad hoc

Advent/AXP	None	Portfolio accounting system utilized by Marsico Capital Management, LLC, sub-advisor to certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad hoc

Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	None	Evaluation and assessment of trading activity, execution and practices by the Advisor.	Five days after quarter-end
Checkfree	None	To facilitate the investment management of bank client accounts.	Daily

BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc

State Street	None	Use to provide custodian services.	Real time

Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

Morningstar, Inc.	None	Use for independent research and ranking of Columbia Funds.	Daily

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund. In rendering investment advisory services, the Advisor may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of the Advisor. Columbia Management Pte. Ltd. is not registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended. Columbia Management Pte. Ltd. has entered into a Memorandum of Understanding (MOU) with the Advisor pursuant to which Columbia Management Pte. Ltd. is considered a “participating affiliate” of the Advisor as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisors to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered investment advisor. Investment professionals from Columbia Management Pte. Ltd. may render portfolio management or research services to clients of the Advisor, including the Funds, under the MOU, and are subject to supervision by the Advisor.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of the Advisor’s obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to the Fund for any act or omission in the course of, or connected with, rendering services thereunder.

The Investment Advisory Agreement became effective with respect to the Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) on at least 60 days’ notice or by the Advisor on at least 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Fund pays the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Fees and Expenses — Annual Fund Operating Expenses in the Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Advisor received fees from the Fund for its services as reflected in the following chart, which shows the advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal years.

Advisory Fees Paid by the Fund

Fund	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
Short Term Bond Fund
Advisory Fee Paid	$3,615,919	$2,820,376	$3,276,758
Amount Waived by the Advisor	$221,792	$188,025	—
Amount Reimbursed by the Advisor	—	—	$218,450

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Advisor who are responsible for making the day-to-day investment decisions for the Fund. As described in the Management of the Fund — Primary Service Providers section of the Fund’s prospectuses, the portfolio manager(s) of the Advisor who are responsible for the Fund are:

Portfolio Manager(s) of the Advisor

Portfolio Manager	Fund
Leonard Aplet	Short Term Bond Fund
Ronald Stahl	Short Term Bond Fund

Compensation

As of the Fund’s most recent fiscal year end, the Advisor’s portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Portfolio Manager	Primary Benchmark(s)	Peer Group(s) Lipper Classification
Leonard Aplet	Barclays Capital 1-3 Year Government/Credit Index	Lipper Short Investment Grade Debt Classification
Ronald Stahl	Barclays Capital 1-3 Year Government/Credit Index	Lipper Short Investment Grade Debt Classification

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Advisor managed, as of March 31, 2009.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager	Other SEC-registered Open-end and Closed-end Funds		Other Pooled Investment Vehicles		Other Accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Leonard Aplet	6	$618 million	10	$3.3 billion	81	$4 billion
Ronald Stahl	6	$618 million	10	$3.3 billion	70	$4 billion

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the compensation of the Advisor’s portfolio manager(s) is based on performance, as of March 31, 2009.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

Portfolio Managers	Other SEC-registered Open-end and Closed-end Funds		Other Pooled Investment Vehicles		Other Accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Leonard Aplet	—	—	—	—	—	—
Ronald Stahl	—	—	—	—	—	—

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by the Advisor’s portfolio manager(s), as of March 31, 2009.

Portfolio Manager Ownership of the Fund as of March 31, 2009

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
Leonard Aplet	Short Term Bond Fund	$500,001 - $1,000,000	(a)
		$10,001 - $ 50,000	(b)
Ronald Stahl	Short Term Bond Fund	$0

(a)	Excludes any notional investments.
(b)	Notional investments through a deferred compensation account.

The Advisor’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Advisor are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Advisor and its affiliates.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Fund.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of the Fund; (iii) prepare and, if applicable, file all documents required for compliance by the Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of the Fund’s other third party service providers; and (vi) maintain certain books and records of the Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administration Agreement, and as shown in the section entitled Fees and Expenses — Annual Fund Operating Expenses in the Fund’s prospectuses.

The following chart shows the administration fees paid to the Administrator for the three most recently completed fiscal years.

Administration Fees Paid by the Fund

Fund	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
Short Term Bond Fund
Administration Fee Paid	$1,550,851	$1,165,896	$1,373,210
Amount Waived/Reimbursed by the Administrator	$241,564	—	$218,450

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Fund. Columbia Management Advisors, LLC is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Fund. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street Bank and Trust Company an annual fee of $38,000 paid monthly. The Fund also reimburses State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Trust entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, the Fund reimburses Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia Management Advisors, LLC in the performance of services under the Services Agreement. Prior to January 1, 2008, the Fund also reimbursed Columbia Management Advisors, LLC for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia Management Advisors, LLC was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between Columbia Management Advisors, LLC and State Street Bank and Trust Company, Columbia Management Advisors, LLC delegated certain functions to State Street Bank and Trust Company. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia Management Advisors, LLC and discussed below) were paid to State Street Bank and Trust Company. The Fund also reimbursed Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties for pricing the portfolio securities of the series of the Trust and direct internal costs incurred by Columbia Management Advisors, LLC in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid

Columbia Management Advisors, LLC and State Street Bank and Trust Company received fees from the Fund for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street Bank and Trust Company and to Columbia Management Advisors, LLC for the three most recently completed fiscal years. Prior to December 1, 2005, pricing and bookkeeping agency services were provided by the Administrator under the Administration Agreement.

Pricing and Bookkeeping Fees Paid by the Fund

Fund	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
Short Term Bond Fund	$171,635	$170,169	$185,412
Amount Paid to Columbia Management Advisors, LLC	—	$10,280
Amount Paid to State Street Bank and Trust Company	$171,635	$159,889

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Fund. The Distributor’s address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Fund on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to the Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained, for the past three fiscal periods.

Underwriting Commissions Paid by the Fund and Retained by the Distributor

Fund	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
Short Term Bond Fund
Amount Paid
Class Y shares	N/A	N/A	N/A
Amount Retained
Class Y shares	N/A	N/A	N/A

Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of the Fund’s prospectuses, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Fund for the various services they provide to the Fund. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Fund, each of which typically is included as an exhibit to Part C of the Fund’s registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Fund is based, in some manner, on the size of the Fund’s assets under management. As the size of the Fund’s assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Fund. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Fund’s prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Fund may arise from the financial services activities of Bank of America and its affiliates, including, for example, the investment advisory/management services it provides for clients and customers other than the Fund. In this regard, Bank of America is a major financial services company. Bank of America and its affiliates, including, for example, BANA (including its U.S. Trust, Bank of America Private Wealth Management division), BAS, BAI, Merrill Lynch, MLPF&S and the First Republic division of Merrill Lynch Bank & Trust Co., are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Fund. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Fund. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Fund. The Advisor and Bank of America’s other investment advisor affiliates (including Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Fund, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Fund and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Fund.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to the Fund and/or investment decisions made for the Fund by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Fund may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Fund. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Fund is invested. For example, the Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of the Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Fund. In this situation, the allocation of, and competition for, investment opportunities among the Fund and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Fund and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interest.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of the Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Fund. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Fund. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of interest.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Advisor may receive in connection with brokerage services provided to the Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to the Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by the Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Fund, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Fund. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Fund. Trades made by Bank of America and its affiliates for the Fund may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Fund and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Fund as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Fund for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to the Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Fund, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Fund, Bank of America and its affiliates have adopted policies and procedures, and the Fund, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Fund may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Fund. For example, BAS or MLPF&S may sell securities to the Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Fund and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Fund and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Fund’s investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Fund’s Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Fund

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which the Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, the Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by the Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations,

Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI or MLPF&S, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management or the First Republic division of Merrill Lynch Bank & Trust Co., as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Fund’s shares, in addition to the sales-related and other compensation that these parties may receive from the Fund. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Fund that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Fund is generally based on the Fund’s assets under management and those assets will grow as shares of the Fund are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for the Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02266-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Fund. Effective January 1, 2008, the Fund pays the Transfer Agent an annual transfer agency fee of $17.34 per account, payable monthly. In addition, the Fund may pay the Transfer Agent for the fees and expenses the Transfer Agent pays to third party dealer firms that maintain omnibus accounts with the Fund, subject to a cap equal to 0.15% of the Fund’s net assets represented by the account. The Fund also pays certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. For the period April 1, 2006 through December 31, 2007, the Fund paid the Transfer Agent an annual fee of $17.00 per account, payable monthly. For the period November 1, 2005 through March 31, 2006, the Fund paid the Transfer Agent an annual fee of $15.23 per account, payable monthly. For the period September 1, 2005 through December 31, 2007, the Transfer Agent was entitled to reimbursement by the Fund for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund’s net assets represented by the account.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Fund’s sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Fund’s Custodian. State Street is responsible for safeguarding the Fund’s cash and securities, receiving and delivering securities and collecting the Fund’s interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Fund’s independent registered public accounting firm. The Fund issues unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Fund’s fiscal year ended March 31, 2009 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Fund’s books and review its tax returns for the fiscal year ended March 31, 2010.

The Report of the Independent Registered Public Accounting firm and the audited financial statements included in the Annual Report to Shareholders of the Fund dated March 31, 2009 are incorporated herein by reference. No other parts of the annual report or semi-annual report to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Fund’s prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue, N.W., Washington, D.C. 20001.

Distribution and Servicing Plans

The Trust has not adopted distribution and servicing plans for Class Y shares of the Fund.

Expense Limitations

The Advisor has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the following percentages:

Fund	Expenses Exceeding:
Short Term Bond Fund	0.48% of average daily net assets

Codes of Ethics

The Fund, the Advisor, Brandes and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Fund. These Codes of Ethics are included as exhibits to Part C of the Fund’s registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Fund has delegated to the Advisor or, as applicable, the sub-advisor, the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor and sub-advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor (or sub-advisor), its affiliates, its other clients or other persons.

The Advisor’s policy is to vote proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Voting Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Voting Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and operations functions. In addition to the responsibilities described above, the Proxy Voting Committee has the responsibility to review, at least annually, the Advisor’s proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Voting Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Fund. References to the best interests of the Fund refer to the interest of the Fund in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Voting Committee does not consider any benefit other than benefits to the Fund. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiafunds.com and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s and the sub-advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Fund, the services of certain officers of the Fund and such other personnel (other than the personnel of the Advisor or the investment sub-advisor(s), if applicable) as are required for the proper conduct of the Fund’s affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Fund’s shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of the Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Fund.

The Fund pays or causes to be paid all other expenses of the Fund, including, without limitation: the fees of the Advisor, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Fund; brokerage commissions chargeable to the Fund in connection with Fund securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Fund to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Fund’s shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Fund (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Fund’s shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Fund’s shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund’s operation unless otherwise explicitly assumed by the Advisor or the Administrator.

Expenses of the Fund which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Fund. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility to assure that the Fund is managed in the best interests of shareholders. The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director — E.J. Boudreau & Associates (consulting), from 2000 through current	66	None

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	66	Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President and Chief Executive Officer — California Bank, N.A., from January 2008 through current	66	None

R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer — Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman — Conseco, Inc. (insurance), September 2003 through current; Executive Chairman — Conseco, Inc. (insurance), August 2004 through September 2005	66	Director — Conseco, Inc. (insurance)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	Retired; President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate) 1982 through 2007	66	Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan

Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President — Micco Corporation and Mickel Investment Group	66	Board Member — Piedmont Natural Gas

Interested Trustee Biographical Information

Anthony M. Santomero* (Born 1946) Trustee	Indefinite term; Trustee since January 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006	66	Director — Renaissance Reinsurance Ltd.; Director — Penn Mutual Life Insurance Company; Director — Citigroup

*	Mr. Santomero is currently deemed by the Columbia Funds to be an “interested person” (as defined in the 1940 Act) of the Fund because he serves as a Director of Citigroup, Inc. (“Citigroup”), a company that may through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Funds or other funds or accounts advised/managed by the Advisor.

Standing Committees

The Trust has four standing committees, including the Audit Committee, the Contracts Review Committee, the Governance Committee and the Investment Committee.

The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of a Company, and the Fund’s investment advisor(s), administrator(s) and other key service providers

(other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of the Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Fund maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for the Fund prior to the engagement of such independent auditor; (iii) pre-approve all audit and non-audit services provided to the Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by the Fund’s independent auditor to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins, Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all not “interested persons” (as defined in the 1940 Act). The Audit Committee met on six occasions during the last fiscal year.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Board as to: (i) contractual arrangements; (ii) the factors considered in approving advisory and sub-advisory contracts; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The members of the Contracts Review Committee are R. Glenn Hilliard, William P. Carmichael, John J. Nagorniak and Anthony M. Santomero. With the exception of the Interested Trustee, the Contracts Review Committee members are all not “interested persons” (as defined in the 1940 Act). The Contracts Review Committee met on five occasions during the last fiscal year.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of the Fund’s investment advisor or sub-advisor or any control affiliate thereof, including deferred compensation and retirement policies; and (iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw, William A. Hawkins, R. Glenn Hilliard and William P. Carmichael. The Governance Committee members are all not “interested persons” (as defined in the 1940 Act). The Governance Committee met on four occasions during the last fiscal year.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Advisor on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Fund; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Advisor; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Each Trustee is a member of the Investment Committee. With the exception of the Interested Trustee, the Investment Committee members are all not “interested persons” (as defined in the 1940 Act). The Investment Committee met on five occasions during the last fiscal year.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended March 31, 2009

Name of Trustee	Aggregate Compensation for Short Term Bond Fund for the Fiscal Year ended March 31, 2009
Edward J. Boudreau, Jr.(b)	$3,696
William P. Carmichael(c)	$4,591
Minor M. Shaw(d)	$3,540
R. Glenn Hilliard(e)	$3,540
William A. Hawkins(f)	$3,655
John J. Nagorniak(g)	$3,151

Interested Trustee Compensation for the Fiscal Year Ended March 31, 2009

Anthony M. Santomero(h)	$3,074

Independent Trustee Compensation for the Calendar Year Ended December 31, 2008

Name of Trustee	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2008(a)
Edward J. Boudreau, Jr.(b)	$245,000
William P. Carmichael(c)	$302,500
Minor M. Shaw(d)	$227,500
R. Glenn Hilliard(e)	$231,250
William A. Hawkins(f)	$240,000
John J. Nagorniak(g)	$185,000

Interested Trustee Compensation for the Calendar Year Ended December 31, 2008

Anthony M. Santomero(h)	$180,000

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

(b)	During the fiscal year ended March 31, 2009, Mr. Boudreau deferred $1,121 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Boudreau deferred $66,069 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(c)	During the fiscal year ended March 31, 2009, Mr. Carmichael deferred $0 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Carmichael deferred $46,032 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(d)	During the fiscal year ended March 31, 2009, Ms. Shaw deferred $1,790 of her compensation from the Fund. During the calendar year ended December 31, 2008, Ms. Shaw deferred $104,833 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(e)	During the fiscal year ended March 31, 2009, Mr. Hilliard deferred $3,271 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Hilliard deferred $213,121 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(f)	During the fiscal year ended March 31, 2009, Mr. Hawkins deferred $0 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Hawkins deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(g)	During the fiscal year ended March 31, 2009, Mr. Nagorniak deferred $969 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Nagorniak deferred $51,156 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.
(h)	During the fiscal year ended March 31, 2009, Mr. Santomero deferred $1,577 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Santomero deferred $82,952 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

Columbia Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds become payable to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the Columbia Fund(s) selected by such Trustee.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of the Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2008

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.	Short Term Bond Fund — A	E

William P. Carmichael	Short Term Bond Fund — E	E

Minor M. Shaw	Short Term Bond Fund — A	E

R. Glenn Hilliard	Short Term Bond Fund — A	E

William A. Hawkins	Short Term Bond Fund — A	E

John J. Nagorniak	Short Term Bond Fund — A	A

Interested Trustee Ownership for the Calendar Year Ended December 31, 2008

Anthony M. Santomero	Short Term Bond Fund — A	A

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)	President	2009	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer — Columbia Funds, from June 2008 to January 2009; Treasurer — Columbia Funds, October 2003 — May 2008; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003 — December 2004; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael G. Clarke (Born 1969)	Senior Vice President and Chief Financial Officer	2008	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration, June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)	Treasurer	2008	Director of Fund Administration of the Advisor since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Julian Quero (Born 1967)	Deputy Treasurer	2003	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Timothy P. Kane (Born 1974)	Assistant Treasurer	2008	Head of Valuation of the Advisor since July 2007; Manager, Accounting Oversight Department of the Advisor since September 2004; Internal Auditor, State Street Corporation (financial services) from June 2004 to September 2004; Senior Auditor, Deloitte (public accounting firm) prior to June 2004.

Kenneth E. O’Connor (Born 1970)	Assistant Treasurer	2008	Head of Mutual Fund Performance of the Advisor since September 2006; Senior Manager, Mutual Fund Performance of the Advisor from 2003 to September 2006.

Joseph F. DiMaria (Born 1968)	Chief Accounting Officer	2008	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President and Director, Columbia Management Services, Inc. since July 2004; Managing Director, Columbia Management Distributors, Inc. since August 2007; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Kathryn Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Managing Director of the Advisor since May 2009; Assistant General Counsel, Bank of America from October 2006 through May 2009; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 through October 2006.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Laura E. Flores (Born 1976)	Assistant Secretary	2008	Assistant General Counsel, Bank of America since September 2008; Associate, Morgan, Lewis & Bockius, LLP (law firm) from September 2004 to September 2008.

BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make(s) the day-to-day investment decisions for the Fund, as applicable) is responsible for decisions to buy and sell securities for the Fund, for the selection of broker/dealers, for the execution of the Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Fund is affiliated with the NYSE specialist firm Banc of America Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Banc of America Specialist, Inc. may make a market in certain securities held by the Fund.

In placing orders for portfolio securities of the Fund, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Fund. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. The Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Fund.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for the Fund and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Fund.

The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that the Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for the Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Fund with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following tables describe the amounts of brokerage commissions paid by the Fund during its three most recently completed fiscal years. In certain instances the Fund may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Fund

Fund	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
Short Term Bond Fund	$10,309	$0	$2,503

The Fund paid no brokerage commissions to affiliated broker/dealers for the three most recently completed fiscal years.

Directed Brokerage

The Fund or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund’s brokerage transactions to a broker/dealer because of the research services it provides the Fund or the Advisor.

During the fiscal year ended March 31, 2009, the Fund did not direct brokerage transactions.

Securities of Regular Broker/Dealers

In certain cases, the Fund, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

As of March 31, 2009, the Fund did not own securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act.

Additional Shareholder Servicing Payments

The Fund, along with the Transfer Agent and/or the Distributor, may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary. The Fund’s Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts to financial intermediaries in connection with the provision of these shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Fund also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for the establishment of the Fund on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and other Bank of America affiliates had not agreed to make shareholder servicing payments to any financial intermediaries with respect to Class Y shares; however, the Distributor and/or other Bank of America affiliates have entered into such agreements with respect to other classes of shares of the Fund, and may enter into such agreements with respect to Class Y shares in the future without notice to Class Y shareholders. For more information relating to such agreements, see the Statement of Additional Information relating to the other classes of shares of the Fund.

Additional Financial Intermediary Payments

The Distributor and other Bank of America affiliates may pay compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Fund, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Fund.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a Class Y share, the amount the Fund will receive as proceeds from such sales or the expenses paid by Class Y shares as shown under the heading Fees and Expenses in the Fund’s Class Y shares prospectus.

Marketing Support Payments

The Distributor and the Advisor may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Fund and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

The financial arrangements likely will vary for each financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a materially different basis when dealing with other affiliates of Bank of America. Such increased or otherwise modified payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

As of the date of this SAI, the Distributor and other Bank of America affiliates had not agreed to make marketing support payments to any financial intermediaries with respect to Class Y shares; however, the Distributor and/or other Bank of America affiliates have entered into such agreements with respect to other classes of shares of the Fund, and may enter into such agreements with respect to Class Y shares in the future without notice to Class Y shareholders. For more information relating to such agreements, see the Statement of Additional Information relating to the other classes of shares of the Fund.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Fund offers shares in the classes shown in the table below. Subject to certain limited exceptions discussed in the Fund’s prospectuses, the Fund may no longer be accepting new investments from current shareholders or prospective investors. Class B shares of the Fund are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Fund will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of the Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of the Fund. The Fund, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of the Fund without thereby changing the proportionate beneficial interests in the Fund and to divide such shares into classes. Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of the Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Fund

Fund	Class A Shares	Class B Shares*	Class C Shares	Class Y Shares	Class Z Shares
Short Term Bond Fund	✓	✓	✓	✓	✓

*	Class B shares of the Fund are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Fund will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of the Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of the Fund. See the prospectus for Class B shares of the Fund for details.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Fund’s shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of its assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund’s debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Fund’s obligation only if the Fund had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of the Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of the Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Investment Advisory Agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by the Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

With the exception of Class B shares, which no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares as described in the prospectus for Class B shares of the Fund, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in the Fund’s prospectuses.

Redemptions

The Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Fund utilizing the methods, and subject to the restrictions, described in the Fund’s prospectuses. The following information supplements information in the Fund’s prospectuses.

The Fund has authorized one or more broker/dealers to accept buy and sell orders on the Fund’s behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Fund’s behalf. The Fund will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Fund may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans)

The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. BANA is the custodian/trustee and plan sponsor of the Columbia Management prototype plans offered through the Distributor. In general a $20 annual fee is charged.

Participants in Retirement Plans not sponsored by BANA, not including IRAs, may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in BANA sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares or Class T shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class E shares and Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares within 365 days, up to the amount of the sales proceeds. The purchase must be made into an account for the same owner but does not need to be into the same Columbia Fund from which the shares were sold. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 365 days after the shares are sold and purchases of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Contingent Deferred Sales Charge Waivers (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC in the following circumstances:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant on an account; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Medical payments: Upon request by a shareholder, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of age 591/2.

Loans from qualified retirement plans: CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.

Accounts liquidated by Distributor: CDSCs may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary returns the applicable portion of any commission paid by the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Plans of reorganization: At the Fund’s discretion, CDSCs may be waived for shares issued in connection with plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Anti-Money Laundering Compliance

The Fund is required to comply with various anti-money laundering laws and regulations. Consequently, the Fund may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of the Fund is based on the Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Fund is open for business, unless the Board determines otherwise.

The value of the Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Fund’s fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Fund’s fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in the Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Advisor’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

TAXATION

The following information supplements and should be read in conjunction with the section in the Fund’s prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in the Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.

Qualification as a Regulated Investment Company

It is intended that the Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. The Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to the Fund, even though the Fund is a series of the Trust. Furthermore, the Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of the Fund’s investments in master limited partnerships (MLPs) may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

The Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of the Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which the Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends as defined below). The Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that the Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by the Fund will be subject to tax at regular corporate rates.

In addition, although the Fund generally intends to distribute all of its net capital gain, the Fund may determine to retain for investment all or a portion of its net capital gain. If the Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury Regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, the Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, the Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from the Fund in the year they are actually distributed. If the Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, the Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If the Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income for the year (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by the Fund).

Capital Loss Carryforwards

Subject to certain limitations, the Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gains. The Fund cannot carry back or carry forward any net operating losses.

Equalization Accounting

The Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals the Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by the Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If the Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. The Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though the Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by the Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If the Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether the Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by the Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by the Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options that may be used by the Fund will be deemed “Section 1256 contracts.” The Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds the Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by the Fund involving certain derivative instruments, such as forwards, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If the Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain the Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions.

In addition, the Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in derivatives transactions.

Any investment by the Fund in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

The Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by the Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied the regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or to sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions and gain may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require the Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. The Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Distributions paid out of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. The Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). The Fund will designate Capital Gain Dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution.

Foreign Taxes

Amounts realized by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that the Fund will qualify for this election.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by the Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S.

federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

Backup Withholding

The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of the Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Fund are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that the Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, distributions made to foreign shareholders other than Capital Gain Dividends will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2010, distributions made to foreign shareholders and properly designated by the Fund as

“interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer; (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, distributions properly designated as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2010, “short-term capital gain dividends” (defined below) are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividend and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. “Short-term capital gain dividends” are distributions attributable to the Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

It is currently unclear whether Congress will extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends for tax years beginning on or after January 1, 2010.

In the case of shares held through an intermediary, even if the Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation, and an intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Even if permitted to do so, the Fund provides no assurance that it will designate any distributions as interest-related dividends or short-term capital gain dividends.

Special rules apply to distributions to foreign shareholders from the Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions described below. Additionally, special rules apply to the sale of shares in the Fund if it is a USRPHC. Generally, a USRPHC is a domestic corporation that holds USRPIs — defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund that holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph will also apply to distributions from the Fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

If the Fund is a USRPHC or would be a USRPHC but for the above-mentioned exceptions, amounts the Fund receives from REITs derived from gains realized from USRPIs will retain the character as such in the hands of the Fund’s foreign shareholders. In the hands of an foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder will be required to file a U.S. income tax return for the year recognized, and the Fund must withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior 12 months), such amounts will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If the Fund is subject to the rules of this paragraph, its foreign shareholders will also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares. Prior to January 1, 2010, if the Fund is a USRPHC or would be a USRPHC but for the above-mentioned exceptions, similar rules also apply to any non-REIT USRPI gains recognized by the Fund directly or indirectly through certain lower-tier regulated investment companies. It is currently unclear whether Congress will extend this treatment to January 1, 2010 and beyond.

In addition, if the Fund is a USRPHC, it must typically withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, no withholding is generally required with respect to amounts paid in redemption of shares of the Fund if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled USRPHCs. It is currently unclear whether Congress will extend this exemption from withholding to January 1, 2010 and beyond.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if the Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of June 30, 2009, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of the Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Fund

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Short Term Bond Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	3,746,437.4050	24.17%

Short Term Bond Fund Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,049,600.8560	20.61%

Short Term Bond Fund Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT 00109801250 ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	257,200.7850	5.05%

Short Term Bond Fund Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	99,759,738.8080	70.14%

Control Person Ownership of the Fund

Fund	Shareholder Account Registration	Share Balance	Percentage of class
Short Term Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS TX 75202-3908	99,759,738.8080	60.87%

APPENDIX A — DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

SP-1. Notes rated SP-1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D obligations are in actual or imminent payment default.

APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Last Review Date:	March 2009
Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940
Form N-PX
ERISA Department of Labor Bulletin 08-2
Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment groups (particularly, Equity and Chief Investment Officer’s Office), as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section

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below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of Achieving Compliance

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the Columbia Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. CMA has established a Proxy Committee which is responsible for overseeing the proxy voting process.

The specific responsibilities of the Proxy Committee and scope of its oversight are described in the Proxy Committee’s charter.

CMA’S INVESTMENT ASSOCIATES’RESPONSIBILITIES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming that the proxy matter does not present a potential conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of

1	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

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CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM identifies companies with which CMA has a significant business relationships and Proxy Referrals of such companies will be voted consistent with CMA’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which CMA has a significant business relationship the relevant CMA investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.

If the Proxy Committee, the Chairperson of the Proxy Committee, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, CMA will invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

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Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the Proxy Committee consider voting the proxy other than according to such Guidelines and provide information as the Proxy Committee may request. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1.	New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3.	Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4.	Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5.	Proxies of Investment Company Shares. Proposals on issues other than affiliated investment companies (previously described) will be voted on the specific instruction of the Proxy Committee.

6.	Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account

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within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

7.	Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts Officer.

Monitoring/Oversight

CRM and/or Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

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Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)

Proxy Group in GWIM Investment Operations
Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management
Client Communications Regarding Proxy Matters	Client Service Group
Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

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APPENDIX A — CMA’s Proxy Voting Policy

CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

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Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

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Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

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Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than two-thirds “independent” directors, as defined by applicable regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

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A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

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Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

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The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

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Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

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•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

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Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

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Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

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Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

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For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

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Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

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CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

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Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

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Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

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Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

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CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

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FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

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FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

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Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’s categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

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8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

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Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

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Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

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Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

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•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

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Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses. Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

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APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:

Signed:

Date:

1	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
2	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

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APPENDIX C

CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR , AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

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